UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

COTELLIGENT, INC.

(Name of Registrant as Specified in its charter)

COTELLIGENT, INC.

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

     $2,800,000

(5)	Total fee paid:

     $329.56

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COTELLIGENT, INC.

655 Montgomery Street, Suite 1000

San Francisco, California 94111

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                     , 2005

Notice is hereby given that the Special Meeting of Stockholders of Cotelligent, Inc. (“Cotelligent”) will be held on                      , 2005 commencing at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105 for the following purposes:

1.	To approve the sale of substantially all of the assets related to Cotelligent’s sales force automation software and services solutions business (the “Transaction”) pursuant to an Asset Purchase Agreement, dated as of April 1, 2005, by and among FastTrack, LLC, Cotelligent and certain of Cotelligent’s subsidiaries, as more fully described in the accompanying proxy statement.

2.	To adjourn or postpone the special meeting on one or more occasions if a quorum is not present or if sufficient votes in favor of the Transaction are not received by the time scheduled for the special meeting or any adjournment or postponement thereof.

3.	To address any procedural matters that may properly come before the special meeting or any adjournment thereof.

The stock transfer books will not be closed but only stockholders of record at the close of business on                      , 2005, will be entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

James R. Lavelle Chairman and Chief Executive Officer

San Francisco, California

                     , 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES. IN THE EVENT THAT YOU CANNOT ATTEND, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. A STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY IN THE ACCOMPANYING FORM HAS THE POWER TO REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

COTELLIGENT, INC.

655 Montgomery Street, Suite 1000

San Francisco, California 94111

PROXY STATEMENT

PROXY SOLICITATION AND EXPENSE

The accompanying proxy is solicited by the Board of Directors of Cotelligent, Inc. (“Cotelligent”), for use at the Special Meeting of Stockholders to be held on                      , 2005 at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105. The purpose of the meeting is to approve the sale of substantially all of the assets related to Cotelligent’s sales force automation software and services solutions business (the “Transaction”). Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted. A stockholder who executes and returns a proxy in the accompanying form has the power to revoke such proxy at any time prior to exercise thereof by notice in writing received by the Secretary of Cotelligent, by executing a later dated proxy, or by attending the meeting and voting in person. It is expected that proxy solicitation materials will be mailed to stockholders on or about                      , 2005.

The expense of soliciting proxies in the accompanying form will be borne by Cotelligent. Cotelligent has engaged                      to assist in the solicitation of proxies from stockholders, at a fee of $                     plus reimbursement of usual and customary expenses. In addition, directors, officers and employees of Cotelligent may make some solicitations by mail, telephone or personal interview. No additional compensation will be paid to these directors, officers and employees for the time so employed but they may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation of proxies.

RECORD DATE AND VOTING SECURITIES

Only holders of record at the close of business on                      , 2005 (the “Record Date”) will be entitled to vote at the meeting. On the Record Date there were                      shares of Cotelligent’s common stock, par value $.01 per share, outstanding, each of which is entitled to one (1) vote.

The presence, either in person or by proxy, of the holders of a majority of outstanding shares of common stock is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes (as defined below) will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for the purposes of determining whether the Transaction has been approved. Accordingly, abstentions and broker non-votes will therefore have the effect of a vote against the Transaction.

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(continued)

Appendices

Appendix A	Asset Purchase Agreement
Appendix B	Annual Report On Form 10-K For The Year Ended December 31, 2004

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SUMMARY

This Summary highlights selected information in this Proxy Statement and may not contain all of the information that is important to you. To understand the Transaction fully, and for a more complete description of the legal terms of the Transaction, you should read carefully this entire Proxy Statement and the documents to which we have referred you. See “Where You Can Find More Information” on page 41 of this Proxy Statement. Each item in this Summary includes a page reference directing you to a more complete description of that item. (“We”, “us” and “our” as used in this Proxy Statement refer to Cotelligent and its consolidated subsidiaries. “You” and “your” as used in this Proxy Statement refer to stockholders of Cotelligent).

The Transaction (See Page 26)

We have entered into an Asset Purchase Agreement, dated as of April 1, 2005 (the “Agreement”), by and among FastTrack, LLC (“FastTrack”), Cotelligent, Inc., Cotelligent USA, Inc., CZG Mobile Ventures, Inc., bSmart.to LLC and JAS Concepts, Inc. pursuant to which we will sell substantially all of the assets related to our sales force automation software and services solutions business (the “Business”).

Consideration (See Page 27)

FastTrack will acquire substantially all of the assets of the Business for the sum of Two Million Eight Hundred Thousand Dollars ($2,800,000) to be paid in cash at closing, plus an earn-out amount of up to $950,000 if certain future revenue targets are attained over the three (3) years following completion of the sale, minus a possible post-closing refund of up to $700,000 if certain specified business conditions are not satisfied. FastTrack will also assume certain liabilities related to the Business.

The Companies (See Pages 11-13)

Cotelligent, Inc.

655 Montgomery Street, Suite 1000

San Francisco, California 94111

Telephone: 415-477-9900

Website: www.cotelligent.com

Cotelligent, Inc. operates two distinct business units: Information Technology (“IT”) services and narrowcasting. Cotelligent’s IT services provide sales force automation services and solutions to extend information technology beyond the desktop all the way to the mobile enterprise to businesses in the United States of America. Our mobility business solutions keep mobile workforces connected to their companies’ business applications. In addition, we provide custom software development services. We also provide maintenance and support on software products licensed to our clients in connection with solutions we develop.

Through our wholly-owned subsidiary, Watchit Media, Inc., we provide narrowcasting services and digital motion media content to Private Video Networks ™. Our narrowcasting services, utilizing digital video and Internet Protocol “IP” technology, gives us the ability to create television programming rapidly, change that content on demand and schedule the presentation of that content on Private Video Networks anywhere in the world from our creative media and television center in Las Vegas, Nevada.

FastTrack, LLC

c/o Skyview Capital, LLC

468 North Camden Drive, Suite 2000

Beverly Hills, California 90210

Telephone: 310-860-7466

FastTrack is an affiliate of Beverly Hills, California-based private equity firm Skyview Capital, LLC. Skyview specializes in the acquisition and continuous strategic management of “systems-critical” enterprises in the areas of technology and telecommunications.

The Special Meeting (See Pages 8 and 9)

The special meeting of Cotelligent stockholders (including any adjournments or postponements thereof, the “Special Meeting”) will be held on                      , 2005, at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105. At the Special Meeting, we will ask you to vote upon a proposal to approve the Transaction pursuant to the Agreement. Approval of the Transaction requires the affirmative vote of at least a majority of the outstanding shares of Cotelligent common stock. Only Cotelligent stockholders at the close of business on the record date,                      , 2005, will be entitled to notice of the Special Meeting and will be entitled to vote at the Special Meeting. At the close of business on                      , 2005, there were                      shares of Cotelligent common stock outstanding, with each share entitled to one (1) vote.

Reasons for the Transaction (See Pages 17-19)

We are proposing to sell the Business to FastTrack because we believe that the Transaction and the terms of the related Agreement are in the best interests of our company and our stockholders. You should review the factors that the Cotelligent Board of Directors considered when deciding whether to approve the Transaction.

Proceeds from the Transaction (See Page 19)

We plan to retain the proceeds from the Transaction. We do not intend to distribute any of the proceeds to our stockholders, but plan to use the proceeds for working capital and general corporate purposes, including possible acquisitions of businesses or technologies, in order to focus on our narrowcasting business.

Terms of the Agreement (See Pages 26-34)

Assets to be Sold (See Page 26)

We are selling to FastTrack substantially all of the assets used in the operation of our sales force automation software and services solutions business.

Consideration (See Page 27)

FastTrack will acquire substantially all of the assets of the Business for the sum of Two Million Eight Hundred Thousand Dollars ($2,800,000) to be paid in cash at closing, plus an earn-out amount of up to $950,000 if certain future revenue targets are attained over the three (3) years following completion of the sale, minus a possible post-closing refund of up to $700,000 if certain specified business conditions are not satisfied. FastTrack will also assume certain liabilities related to the Business.

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We believe that the source of funds with which FastTrack plans to use to pay the cash consideration would be from FastTrack’s working capital. FastTrack has advised us that it has sufficient funds available on hand, and has existing, committed financing facilities.

Agreement Not To Compete (See Page 33)

As part of the Transaction, we have agreed with FastTrack, for a period of three (3) years after the date of the closing of the Transaction, not to, anywhere in the United States, directly or indirectly invest in, own, manage, operate, or control any entity engaged in or planning to become engaged in the business of manufacturing, distributing, selling, operating or maintaining sales force automation software and services solutions, provided, however, that we may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of the securities of any entity (but may not otherwise participate in the activities of such entity) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act.

Agreement to Change Corporate Name (See Page 33)

We have agreed that after the closing of the Transaction we will change our corporate name from Cotelligent to a name that is not similar to or in any manner subject to confusion with the name “Cotelligent”. We intend to change our name to Watchit Media, Inc. after the closing of the Transaction.

Representations and Warranties (See Pages 28 and 29)

The Agreement contains representations and warranties by Cotelligent similar to those that are customarily included in asset purchase agreements. The representations and warranties will generally survive the closing of the Transaction for a period of one (1) year.

Termination (See Page 34)

The Agreement may be terminated under certain circumstances, including the following:

•	by either Cotelligent or FastTrack if the other party materially breaches any provision of the Agreement and such breach has not been waived or cured within the time periods prescribed in the Agreement;

•	if Cotelligent and FastTrack mutually agree to terminate the Agreement; or

•	by either Cotelligent or FastTrack if the closing has not occurred by June 30, 2005, subject to an automatic thirty (30) day extension if the Securities and Exchange Commission undertakes to review our proxy statement.

Conditions to Completion of Transaction (See Pages 30 and 31)

Each party’s obligation to complete the Transaction is subject to the prior satisfaction or waiver of certain conditions. We have to comply with the following material closing conditions that must be satisfied or waived before completion of the Transaction:

•	customary conditions relating to compliance with the Agreement, including the accuracy of our representations and warranties, performance in all material respects of all obligations required to be performed prior to the closing, obtaining all necessary governmental and third party consents and delivery of closing certificates;

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•	all documents and instruments required by the Agreement are delivered to FastTrack;

•	assign or renew certain material contracts;

•	no action or proceeding by or before any court or other governmental body shall have been instituted or, to our best knowledge, threatened seeking to restrain, prohibit or invalidate the Transaction or which might affect the right of FastTrack to own or operate the Business after the closing;

•	the consummation nor performance of any part of the Transaction will not directly or indirectly, contravene or conflict with or result in a violation by FastTrack of any applicable legal requirement or order that has been introduced or otherwise proposed by or before any governmental body, excluding bulk sales laws; and

•	provide FastTrack with such governmental authorizations as are reasonably necessary to allow FastTrack to operate the assets after the closing.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: WHAT PROPOSALS WILL I BE VOTING ON AT THE SPECIAL MEETING?

A: You will be asked to consider and vote upon a proposal to approve the sale of substantially all of the assets related to Cotelligent’s sales force automation software and services solutions business (the “Business”), pursuant to the Asset Purchase Agreement, dated as of April 1, 2005, by and among FastTrack, LLC, Cotelligent and certain of Cotelligent’s subsidiaries (the “Agreement”). The Agreement is attached to this proxy statement as Appendix A. You may also be asked to vote to adjourn or postpone the Special Meeting to a later time, if deemed necessary, in order to solicit additional proxies, or upon procedural matters that may come before the Special Meeting.

Q: WHY IS OUR COMPANY PROPOSING TO SELL ITS SALES FORCE AUTOMATION SOFTWARE AND SERVICES SOLUTIONS BUSINESS?

A: In November 2004, we announced our plan to divest our entire IT services business in order to focus all of our attention on narrowcasting. In deciding to divest our IT services business and to sell our sales force automation software and services solutions business, the Cotelligent Board of Directors considered a number of factors, including:

•	that Cotelligent has incurred net losses and negative operating cash flows in each of the past three years and that Cotelligent’s working capital and available cash has also decreased in each of the past three years;

•	the previous decision by the Board of Directors to focus on narrowcasting;

•	that, based on market research, Cotelligent expects there to be significantly higher growth in the market for narrowcasting than in the market for IT services; and

•	the need to generate positive cash flow and return to profitability or obtain additional equity financing before the end of the second quarter of 2005 to avoid the risk of exhausting our capital.

We are proposing to sell the Business to FastTrack because we believe that the Transaction and the terms of the related Agreement are in the best interests of our company and our stockholders. The potential benefits of the sale of the Business to FastTrack include:

•	the fact that the transaction will significantly increase our cash holdings, which were approximately $526,000 as of December 31, 2004, by approximately $2.3 million at closing, which represents the cash portion of the purchase price less our estimated expenses for the Transaction, and this cash will provide us with a greater ability to pursue our strategy of developing our narrowcasting business; and

•	the $2.8 million cash consideration payable at closing exceeds our market capitalization of approximately $2.7 million as of March 31, 2005, the last full day of trading prior to execution of the Agreement, based on the closing prices of our common stock as quoted on the Over-the-Counter Bulletin Board.

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Q: ARE THERE RISKS THAT STOCKHOLDERS OF COTELLIGENT SHOULD CONSIDER IN CONNECTION WITH THE TRANSACTION?

A: Yes. The sale of the Business may not achieve the expected benefits for Cotelligent because of the risks and uncertainties discussed in the section entitled “Risk Factors You Should Take into Account in Deciding How to Vote.” Cotelligent urges you to carefully read and consider the information contained in the section entitled “Risk Factors You Should Take into Account in Deciding How to Vote.”

Q: WILL ANY OF THE PROCEEDS FROM THE TRANSACTION BE DISTRIBUTED TO ME AS A STOCKHOLDER?

A: No. We intend to retain the proceeds and use them for working capital and general corporate purposes, including possible acquisitions of businesses or technologies, in order to focus on our narrowcasting business.

Q: WHO IS SOLICITING MY PROXY?

A: The Cotelligent Board of Directors.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE MATTERS PROPOSED?

A: The Cotelligent Board of Directors recommends that stockholders vote “FOR” each of the proposals submitted at the Special Meeting.

Q: CAN I STILL SELL MY SHARES?

A: Yes. Neither the Agreement nor the Transaction will affect your right to sell or otherwise transfer your shares of our common stock.

Q: WHAT WILL HAPPEN IF THE TRANSACTION IS NOT APPROVED?

A: If the Transaction is not approved, we will not complete the proposed sale, we will retain and continue to operate the Business and may continue to pursue other buyers; however, the market price of our common stock could decline and, if we are unable to generate positive cash flow or if we do not obtain additional equity financing before the end of the second quarter of 2005, we may exhaust our capital.

Q: WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

A: Only holders of record of common stock as of the close of business on                      , 2005 will be entitled to notice of the Special Meeting and will be entitled to vote at the Special Meeting.

Q: WHEN AND WHERE IS THE SPECIAL MEETING?

A: The Special Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105, on                      , 2005, at 10:00 a.m., local time.

Q: WHERE CAN I VOTE MY SHARES?

A: You can vote your shares where indicated by the instructions set forth on the proxy card, or you can attend and vote your shares at the Special Meeting of Stockholders of Cotelligent to be held on                      , 2005, at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105.

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Q: IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters, and will not be counted in determining the number of shares necessary for approval. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. Just send in a written revocation or a later dated, signed proxy card before the Special Meeting or attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your proxy; you must vote at the Special Meeting.

Q: WHAT DO I NEED TO DO NOW?

A: Please vote your shares as soon as possible, so that your shares may be represented at the Special Meeting. You may vote by signing and dating your proxy card and mailing it in the enclosed return envelope, or you may vote in person at the Special Meeting. A vote of at least a majority of the outstanding shares of Cotelligent common stock entitled to vote at the Special Meeting is required to approve the Transaction.

Q: WHAT ARE THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION TO THE STOCKHOLDERS?

A: The Transaction will not result in any United States federal income tax consequences to our stockholders.

Q: WHAT ARE THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION TO COTELLIGENT?

A: The Transaction will result in a taxable gain to us; however, it is anticipated that our 2005 operating losses and our currently available income tax net operating loss carryforwards will substantially offset the estimated amount of the gain.

Q: WILL STOCKHOLDERS HAVE DISSENTERS’ OR APPRAISAL RIGHTS?

A: No. The Delaware General Corporation Law governs stockholders’ rights in connection with the proposed sale. Under the applicable provisions of the Delaware General Corporation Law, our stockholders will have no right to seek appraisal of their shares of common stock in connection with the Transaction.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

A: If you have questions about any of the proposals on which you are voting, you may call or write to:

James R. Lavelle

Chairman and Chief Executive Officer

655 Montgomery Street, Suite 1000

San Francisco, California 94111

Telephone: 415-477-9900

Fax: 415-399-1366

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THE SPECIAL MEETING

Purpose, Time and Place

The Cotelligent Board of Directors is soliciting proxies for use at the special meeting of Cotelligent stockholders including any adjournments or postponements thereof (the “Special Meeting”). The Special Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105, on                      , 2005, at 10:00 a.m., local time.

At the Special Meeting, Cotelligent stockholders as of the record date will be asked to consider and vote on a proposal to approve the Transaction.

Record Date, Voting Power and Vote Required

The Cotelligent Board of Directors has fixed the close of business on                      , 2005 as the record date for determining the Cotelligent stockholders entitled to notice of the Special Meeting, and entitled to vote at the Special Meeting. Only Cotelligent stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the Special Meeting.

At the close of business on the record date,                      shares of Cotelligent common stock were issued and outstanding and entitled to vote at the Special Meeting. Cotelligent stockholders of record are entitled to one (1) vote per share on any matter that may properly come before the Special Meeting. Votes may be cast at the Special Meeting in person or by proxy. See “The Special Meeting—Voting of Proxies” below.

The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Cotelligent common stock entitled to vote is necessary to constitute a quorum. If a quorum is not present at the Special Meeting, management will adjourn or postpone the meeting in order to solicit additional proxies.

The affirmative vote of the holders of at least a majority of the outstanding shares of Cotelligent common stock entitled to vote at the Special Meeting is required to approve the Transaction. Broker non-votes (that is, shares represented by properly signed and dated proxies held by brokers as nominees as to which instructions have not been received from the beneficial owners and the broker or nominee does not have discretionary voting power on that proposal) will be counted as present for purposes of establishing a quorum, but will not be counted for the purposes of determining whether the Transaction has been approved. Broker non-votes will therefore have the effect of a vote against the Transaction.

V oting of Proxies

Cotelligent shares represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in the manner specified by the proxies. If you sign, date and mail your proxy without indicating how you want to vote, your proxy will be counted in favor of the Transaction. We do not expect that any matter other than the approval of the Transaction and possibly procedural items relating to the conduct of the Special Meeting will be brought before the Special Meeting.

If you have Cotelligent shares registered in different names, you will receive a separate proxy card for each registration. All these shares will be voted in accordance with the instructions on the proxy card. If your shares are held by a broker as nominee, you will receive a voter information form from your broker.

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The appointment of a proxy on the enclosed proxy card does not preclude you from voting in person.

Adjournment of Meeting

If the Special Meeting is adjourned, we do not expect any such adjournment to be for a period of time long enough to require the setting of a new record date for the Special Meeting. If an adjournment occurs, it will have no effect on the ability of the Cotelligent stockholders of record as of the record date either to exercise their voting rights or to revoke any previously delivered proxies.

Revo cability of Proxies

You may revoke a proxy at any time before its exercise by (i) notifying in writing Cutis J. Parker, Executive Vice President, Chief Financial Officer, Treasurer & Secretary of Cotelligent, Inc., 655 Montgomery Street, Suite 1000, San Francisco, California 94111, (ii) completing a later-dated proxy and returning it to Cotelligent’s stockholder services representative, EquiServe Trust Company, 66 Brooks Drive, Braintree, Massachusetts 02184, if you sent your original proxy there, or to your broker if your shares are held by a broker or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not by itself constitute revocation of a proxy. A Cotelligent stockholder of record attending the Special Meeting may revoke his or her proxy and vote in person by informing the Secretary before the vote is taken at the Special Meeting that he or she desires to revoke a previously submitted proxy.

Solicitation of Proxies

Cotelligent will bear the costs of soliciting proxies from Cotelligent stockholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from Cotelligent stockholders by telephone or in person. These directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation of proxies. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Cotelligent shares held of record by these persons, and Cotelligent will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

Cotelligent has retained                      to help solicit proxies.                      will receive a fee of $                     as compensation for its basic solicitation services, plus reimbursement of usual and customary expenses.

NO VOTE REQUIRED FOR FASTTRACK MEMBERS

Under California law, the members of FastTrack need not approve the Agreement or the Transaction. Thus, no one is soliciting proxies from the members of FastTrack.

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CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This Proxy Statement contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from those contemplated by the forward-looking statements. These forward-looking statement reflect management’s current expectations, are based on many assumptions and are subject to certain risks and uncertainties, including among other things: our ability to satisfy all closing conditions to the sale of our sales force automation software and services solutions business and to complete the sale; and other risk factors that are described in the sections “Risk Factors Regarding the Transaction” and “Risk Factors Relating to Our Company if Our Sales Force Automation Software and Services Solutions Business is Sold”. These factors should be considered in conjunction with any discussion of our operations or results, including any forward-looking statements as well as comments contained in press releases, presentations to securities analysts or investors and all other communications made by us or our representatives. We intend to use the following words or variations of the following words to identify forward-looking statements: anticipates, believes, expects, estimates, intends, plans, projects and seeks. Stockholders are cautioned not to place undue reliance on the forward-looking statements, which appear elsewhere in this Proxy Statement. We do not intend to update or publicly release any revisions to the forward-looking statements.

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PROPOSAL ONE:

SALE OF SUBSTANTIALLY ALL OF THE ASSETS RELATED TO OUR SALES FORCE

AUTOMATION SOFTWARE AND SERVICES SOLUTIONS BUSINESS

This section of the Proxy Statement describes certain aspects of the sale of substantially all of the assets related to our sales force automation software and services solutions business (the “Business”). However, we recommend that you read carefully the complete Agreement for the precise legal terms of the Agreement and other information that may be important to you. The Agreement is included in this proxy statement as Appendix A.

The C ompanies

Cotelligent, Inc.

Cotelligent was incorporated under the laws of the State of California in February 1993 as TSX, a California corporation. In November 1995, we changed our jurisdiction of incorporation to Delaware and our name to Cotelligent Group, Inc. In September 1998, we changed our name to Cotelligent, Inc. Cotelligent operates two distinct business units: Information Technology (“IT”) services and narrowcasting. Our IT services provide sales force automation services and solutions to extend information technology beyond the desktop all the way to the mobile enterprise to businesses in the United States of America. Our mobility business solutions keep mobile workforces connected to their companies’ business applications. In addition, we provide custom software development services. We also provide maintenance and support on software products licensed to our clients in connection with solutions we develop.

Through our wholly-owned subsidiary, Watchit Media, Inc., we provide narrowcasting services and digital motion media content to Private Video Networks ™. Our narrowcasting services, utilizing digital video and Internet Protocol “IP” technology, gives us the ability to create television programming rapidly, change that content on demand and schedule the presentation of that content on Private Video Networks anywhere in the world from our creative media and television center in Las Vegas, Nevada.

Certain of Cotelligent’s subsidiaries, including Cotelligent USA, Inc., CZG Mobile Ventures, Inc., bSmart.to LLC and JAS Concepts, Inc., are also parties to the Agreement.

Cotelligent’s principal executive office is located at 655 Montgomery Street, Suite 1000, San Francisco, California 94111, and our telephone number is 415-477-9900. Our website is www.cotelligent.com and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any other amendments to those reports are made available to the public free of charge, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC, by contacting us via telephone, mail or through our website.

Recent Developments

On February 1, 2005, we sold, in a private placement to accredited investors, an aggregate of 1,550,000 shares of our common stock and warrants to purchase up to an additional 1,550,000 shares of our common stock, at an offering price of $0.10 per share, for a total consideration of $155,000. We paid an aggregate finders fee of $11,500 in connection with such sale. On April 11, 2005, we sold, in a private placement to an accredited investor, an aggregate of 1,000,000 shares of our common stock and warrants to purchase up to an additional 1,000,000 shares of our common stock, at an offering price of $0.10 per share, for a total consideration of $100,000. On April 27, 2005, we sold, in a private placement to James R. Lavelle, our Chairman and Chief Executive Officer, an aggregate of 1,000,000 shares of our common

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stock and warrants to purchase up to an additional 1,000,000 shares of our common stock, at an offering price of $0.10 per share, for a total consideration of $100,000. Each warrant is exercisable for the purchase of one share of our common stock at an exercise price of $0.30 per share. The warrants are immediately exercisable and expire three years from their date of issuance. We have the right to redeem all or any portion of the warrants at any time at a price of $0.05 per share. For more information about these sales, please see the section entitled “Where You Can Find More Information.”

Sales Force Automation Software and Services Solutions

Cotelligent’s sales force automation software and services solutions business is designed to serve niche grocery and consumer packaged good industries. The Business is comprised of two main software components known as “FastTrack”, which is divided into two sections, field application and data server, and “Exchange Lynx”, which consists of proprietary data communications management product.

The Business also includes:

•	sales and field force automation solutions (FastTrack™);

•	mobile middleware products (JASware™);

•	hardware and software products;

•	application hosting and vertical solution;

•	provider services;

•	remote support services; and

•	help desk and education services.

Summary Financial Information

Set forth below is a summary of certain audited consolidated financial data that gives effect to the sale of our IT services business, including the Business. The audited consolidated financial data set forth below is derived from our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2004, a copy of which is attached as Appendix B to this proxy statement. Please see “Unaudited Pro Forma Financial Statements” beginning on page 36 and the financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2004, attached as Appendix B to this proxy statement, for further details.

Year Ended December 31, 2004
(in thousands)
Statement of Operations Data:
Revenues	$862
Operating Loss	$(1,388)
Loss from Continuing Operations	$(1,278)
Loss from Discontinued Operations	$(2,927)

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FastTrack, LLC

FastTrack, LLC, a California limited liability company, was organized on March 30, 2005. FastTrack is an affiliate of Beverly Hills, California-based private equity firm Skyview Capital, LLC. Skyview specializes in the acquisition and continuous strategic management of “systems-critical” enterprises in the areas of technology and telecommunications.

The current principal executive offices of FastTrack are c/o Skyview Capital, LLC, which is located at 468 North Camden Drive, Suite 2000, Beverly Hills, California 90210 and Skyview Capital’s telephone number is 310-860-7466.

Background and Negotiation of the Transaction

In the years leading up to 2003, we strategically shifted from providing general IT services to a targeted approach to offering mobile workforce management and Web services. We changed our go-to-market strategy to better focus our resources and leverage our experience and solid client base in these areas. Our decision to do this was reinforced at the time by market research, financial research and our own research and analysis indicating that mobile workforce management and Web services were the next emerging growth markets. Our solutions utilized broadly accepted as well as cutting edge technologies. We spent considerable time on the development of these core competencies after divesting the majority of our IT staffing business in 2000. In addition, we carefully assessed and exited a number of solutions and service offerings that were not core to the principal service offerings outlined above.

While executing this strategy we believed we were focused on offering services that would help us increase revenue in the near term. From 2001 through the third quarter of 2003 we continued to invest heavily in a large scale sales, marketing and business development organization working to capture new business. In September 2002, we hired a marketing executive to develop and implement a more formalized and systematic marketing program for us because of the difficulty we were having in selling new business to clients. Marketing programs re-designed and put in place by early 2003 offered promising results when measured against prior year sales opportunity pipeline and business backlog. By the second quarter of 2003, we gained more confidence in our marketing program and saw an unprecedented number of prospect and client proposals.

Nevertheless, throughout 2003 we continued to be disappointed by prospects and clients either delaying decisions to initiate projects or pursuing lower cost off-shore technical resources to execute their projects. Notwithstanding our investments in our selling organization, we were not successful in signing new business with companies we had not done business with before. We did, however, continue to sign new contracts with existing clients.

In August of 2003, it became clear to us that a number of opportunities that only a few months before looked promising were not going to close. We performed an in-depth review of each opportunity and concluded that businesses were reticent to use discretionary expenditures to invest in mobile workforce and Web service technologies (other new projects) given the fact that their current IT environments operated satisfactorily. In addition, fearful of continuing poor economic conditions and market pressures, we observed that many of the prospects that decided to pursue projects did so with larger, better capitalized firms than Cotelligent.

It became evident that the outlook for spending in IT services would continue to be uncertain without any clear indication of when a turnaround could be expected. Accordingly, in August 2003, we terminated the majority of our senior executive staff along with most of the sales and business development organization. At the same time we aggressively engaged our existing clients and committed

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ourselves to supporting their project requirements. In some cases we have been successful in securing longer term commitments. By scaling back expense and focusing intensely on generating business from our long term clients, we began to stabilize our revenue trend allowing us to move forward in our attempt to restore profitability and positive cash flow. Throughout the remainder of 2003, we continued to reduce headcount and looked closely at expense activity to scale back and streamline operating costs in line with revenue. The Philadelphia-based operation that supports Cotelligent’s sales force automation application FastTrack has achieved stable revenue over the past several years and our clients continue to give us high marks for performance and client service. In addition, the core team responsible for our custom software development activities is helping us to take advantage of recurring projects with existing clients. By keeping only the top sales account executives and account managers, we have lowered our selling cost and improved our client relationships and retention.

In April 2003, our Chief Executive Officer, James Lavelle, sent a letter to our stockholders indicating our intention to engage in merger and acquisition activities in order to help improve Cotelligent’s prospects for the future and increase our scale. As a matter of course since we started our company in 1996 and successfully executed an aggressive merger and acquisition strategy through early 1999, we believed this strategy would help us improve our prospects. We researched and analyzed a variety of vertical markets that could provide new growth opportunities for us through merger or acquisitions. In mid-2003 Cotelligent signed a letter of intent to acquire a field force automation firm. After 90 days of due diligence, we decided not to consummate the transaction.

In September 2003, Cotelligent engaged in a dialog with a Las Vegas based narrowcasting company, OnSite Media, Inc. The combination of Cotelligent’s deep history in Internet, media and wireless technologies and OnSite’s strength in driving video content to high growth venues in the gaming and hospitality industries looked promising. Cotelligent entered into a definitive agreement to acquire OnSite Media, Inc. on November 24, 2003, and closed the acquisition transaction on March 2, 2004. By integrating OnSite’s business with Cotelligent’s infrastructure, and by utilizing our public company know how to position us for the future, we have set about executing a strategy that we believe will allow us to play an important role in the convergence of Internet, video and mobile technology. This is a growing, fast paced market in which we believe the ability to integrate these technologies will help to differentiate us from many other companies.

Upon completion of the acquisition, OnSite Media was renamed Watchit Media, Inc., and is now a wholly-owned subsidiary of ours. The newly acquired business was immediately integrated into the Cotelligent infrastructure from March through October 2004. Our Board of Directors carefully followed and evaluated the financial and operating performance of our two business segments. While the IT services business continued to struggle, Watchit Media performed well and experienced significant revenue growth, together with increased gross margin performance, up to 63% in the fourth quarter of 2004. In addition, Watchit’s near and longer term business opportunities appeared to indicate the strong possibility of future revenue growth.

On July 26, 2004, during a telephonic meeting of the Board of Directors, Mr. Lavelle reviewed Cotelligent’s operating results for the second quarter of 2004. Mr. Lavelle commented about the growth opportunities on the Watchit Media side of the business. As he had done previously, he commented that the future of the company looked more and more to be in narrowcasting. He also suggested the idea of selling the IT services business and using the proceeds of a sale to invest in Watchit Media. The Board of Directors authorized Mr. Lavelle to pursue strategic alternatives for the company.

At the beginning of August 2004, Mr. Lavelle met with Bill Santo of Sanders Morris Harris to discuss the landscape for selling Cotelligent’s sales force automation software and services solutions business which is based at Cotelligent’s Broomall, Pennsylvania office.

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At a telephonic meeting of the Board of Directors on August 12, 2004, the Board agreed that the sales force automation software and services solutions business should be divested and that an investment bank should be engaged to solicit offers so that Cotelligent could better determine whether this business could be sold and the consideration that could be expected to be received.

On October 15, 2004, Cotelligent signed an engagement letter pursuant to which Sanders Morris Harris was retained as a financial advisor to help Cotelligent identify strategic alternatives for the company, including the possibility of divesting Cotelligent’s sales force automation software and services solutions business.

In the Fall of 2004, Mr. Santo visited Cotelligent’s Broomall, Pennsylvania office and met with all operating principals to assess the functionality and operations of Cotelligent’s sales force automation software and services solutions business (the “Business”). In addition to this meeting, Mr. Santo participated in several conference calls with Dawn Gibbons, director of account management at Cotelligent, and Curt Parker, chief financial officer of Cotelligent, to review Cotelligent’s financial performance and client service agreements. Based on a review of Cotelligent’s operations, customer base and financial performance, Mr. Santo recommended to management that the Business should be marketed to companies and financial sponsors active in the sales force automation and customer relationship management software and service vertical markets. Beginning in October 2004, Mr. Santo distributed an executive summary of the Business offering to a list of over 100 strategic buyers and financial sponsors active in the targeted vertical markets.

At a telephonic meeting of the Board of Directors on October 25, 2004, Mr. Lavelle informed the Board that one of Cotelligent’s largest sales force automation clients, Handleman Company, transitioned to another platform on September 29, 2004. Due to this event as well as the Board’s assessment that Cotelligent’s IT services business would continue to decline for the foreseeable future, the Board of Directors decided to announce Cotelligent’s intention to divest Cotelligent’s remaining IT services business, change its name to Watchit Media, Inc., and transform itself into a media/narrowcasting company. On November 16, 2004, Cotelligent issued a press release announcing its plan to divest the entire IT services business and change its name to Watchit Media, Inc.

Over the course of November and early December 2004, Sanders Morris began receiving numerous inquiries regarding the Business that, after preliminary discussions, were filtered to seven strategic buyers and four financial sponsors expressing serious interest in the Business.

On December 10, 2004, Sanders Morris Harris solicited bids for the Business from the interested parties. On December 17, 2004, Sanders Morris Harris received a letter of intent from Skyview Capital, LLC, a Beverly Hills, California-based private equity firm, outlining proposed terms of an acquisition of the Business for $3.5 million in cash with a $1.0 million earn-out. The letter of intent included an exclusivity provision expiring upon the earlier of consummation of a transaction or January 31, 2005. Between December 17, 2004 and January 3, 2005, Mr. Santo negotiated the terms of the letter of intent with Michel Tamer, chief legal officer, and Alex Soltani, chief executive officer, of Skyview Capital. During that time, Mr. Santo consulted with Mr. Lavelle on numerous occasions regarding the letter of intent.

At a telephonic meeting of the Board of Directors on January 3, 2005, Mr. Lavelle and Mr. Santo provided an overview of Mr. Santo’s work on Cotelligent’s behalf. Mr. Santo indicated that he had identified 46 firms qualified to acquire the Business that met certain relevant criteria. After having discussions with each of these firms, Sanders Morris Harris identified seven strategic buyers and four financial sponsors that expressed serious interest in the Business. Mr. Santo indicated that bids were solicited from each of these parties and that as of January 3, 2005 only one offer had been received. At

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the January 3, 2005 Board meeting, Mr. Santo presented Skyview Capital and their letter of intent to acquire the Business. Mr. Lavelle and Mr. Santo advised the Board that Skyview Capital appeared to be able to consummate a transaction quickly while paying an appropriate level of consideration for the Business. The Board discussed the sales process and asked questions of Mr. Santo and Mr. Lavelle. At the January 3, 2005 Board meeting, the Board authorized Mr. Lavelle to execute the letter of intent with Skyview Capital and to begin negotiating a definitive agreement with Skyview Capital. Cotelligent signed the letter of intent with Skyview Capital on January 3, 2005.

In January and February 2005, a team of executives from Skyview Capital visited Cotelligent’s corporate offices in San Francisco, California and the Broomall, Pennsylvania office as part of their due diligence process.

On January 26, 2005, Sanders Morris Harris received a proposed draft of the definitive asset purchase agreement for the purchase of the assets of the Business. Contemporaneously, Skyview Capital delivered to Sanders Morris Harris a memorandum that outlined concerns that had arisen as a result of their due diligence. Skyview Capital also indicated that because of the concerns that had been identified as part of their due diligence review, Skyview Capital would only be willing to pursue a transaction if the proposed purchase price was reduced.

From January 2005 through February 2005, the parties negotiated the terms of a potential sale of the Business, with Mr. Santo participating in numerous conference calls with various individuals of Skyview Capital. During this period of negotiation, Skyview Capital’s exclusivity expired and Mr. Santo continued to generate interest in the Business among the other parties that had an expressed an interest during the sales process. In mid-February 2005, Sanders Morris Harris invited another bidder to conduct due diligence on the Business. The second bidder was an enterprise ERP provider. Based on its initial review of the Business, the second bidder indicated a willingness to pay $3.5 million for the Business.

On March 4, 2005, Cotelligent received a letter of intent for the Business from the second bidder. The letter of intent from the second bidder included a financing contingency that, in the opinion of management, made continuing negotiations with Skyview Capital a better course of action to pursue. Management of Cotelligent believed that pursuing a transaction with Skyview Capital, who had completed their due diligence and whose offer did not include a financing contingency, would result in a transaction that could be consummated before the end of the second quarter of 2005. Given Cotelligent’s liquidity position, Cotelligent was concerned that pursuing a transaction with another party that had not yet completed its due diligence and who did not have financing in place would result in a delay to the sales process and cast doubt on the ability to complete a sale by the end of the second quarter of 2005.

After receiving the letter of intent from the second bidder, Mr. Santo requested that Skyview Capital present a final proposal for the acquisition of the Business. On March 4, 2005, Skyview Capital presented a final offer to Sanders Morris Harris. Management believed that the terms of Skyview Capital’s final proposal warranted further negotiations with Skyview Capital to reach a definitive agreement. On March 18, 2005, Cotelligent granted Skyview Capital an extension of the exclusivity period until March 23, 2005.

Over the following two weeks, Cotelligent’s legal advisors, along with Mr. Lavelle, Mr. Parker and Mr. Santo of Sanders Morris Harris finalized negotiations with Skyview Capital and the definitive asset purchase agreement was finalized.

On March 25, 2005, the definitive asset purchase agreement and related documents were delivered to Cotelligent’s Board of Directors for their review and approval. On March 29, 2005,

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Mr. Lavelle convened a telephonic meeting of Cotelligent’s Board with legal counsel, and Mr. Parker on the call. Mr. Lavelle and legal counsel reviewed the documents and called for approval of the transaction. The Board of Directors asked questions of Mr. Lavelle and legal counsel. After discussing the definitive asset purchase agreement, the Cotelligent Board of Directors unanimously approved the transaction. The definitive asset purchase agreement was executed by Cotelligent and FastTrack on April 1, 2005 and Cotelligent issued a press release announcing the transaction on April 6, 2005.

Reasons for the Transaction

In deciding to divest our IT services business and to sell our sales force automation software and services solutions business to FastTrack, the Cotelligent Board of Directors consulted with our senior management in approving the Agreement and considered a number of factors, including the following:

•	the Board and management recognized that Cotelligent has incurred net losses and negative operating cash flows in each of the past three years and that Cotelligent’s working capital and available cash has also decreased in each of the past three years;

•	the Board and management’s previous decision to focus on our narrowcasting business and to use its experience in Internet, wireless and system integration technology to differentiate Cotelligent from competitors in the narrowcasting market;

•	that, based on market research, Cotelligent expects there to be significantly higher growth in the market for narrowcasting than in the market for IT services. According to CAP Ventures, a research firm, United States spending on narrowcasting in 2004 was approximately $600 million and is expected to increase to over $2.0 billion in 2009. This is in contrast to expected growth in IT services where, according to market research from Gartner, the compound annual growth rate for IT services over the next three years is expected to average 5%; and

•	the need to generate positive cash flow and return to profitability or obtain additional equity financing before the end of the second quarter of 2005 to avoid the risk of exhausting our capital and to permit Cotelligent to pursue its business strategy of focusing on the narrowcasting business. As of December 31, 2004, we had cash resources of approximately $526,000.

For the reasons set forth above, the Cotelligent Board of Directors determined that if a fair price could be obtained, a sale of the Business would be in the best interest of the stockholders. As discussed in more detail in “Background and Negotiation of the Transaction” above, Cotelligent’s management explored a number of alternatives for such a sale. The Cotelligent Board of Directors determined to pursue a transaction with FastTrack for the following reasons:

•	the Cotelligent Board of Directors believed that it was not likely that any party other than FastTrack would propose and complete a transaction on terms more favorable to our company and our stockholders with respect to the expected timing of the Transaction, as we expect to be able to complete the Transaction by the end of the second quarter of 2005;

•	the likelihood of completion of the sale, including an assessment that FastTrack has the financial capability to acquire the Business for the agreed consideration;

•	the transaction would significantly increase our cash holdings, which were approximately $526,000 as of December 31, 2004, by approximately $2.3 million at closing, which

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represents the cash portion of the purchase price less our estimated expenses for the Transaction, and this cash would provide us with a greater ability to pursue our strategy of developing our narrowcasting business;

•	the $2.8 million cash consideration payable at closing exceeds our market capitalization of approximately $2.7 million as of March 31, 2005, the last full day of trading prior to execution of the Agreement, based on the closing prices of our common stock as quoted on the Over-the-Counter Bulletin Board;

•	the Board’s belief that the Agreement can be rapidly consummated after stockholder approval without significant regulatory obstacles; and

•	the fact that the sale of our sales force automation software and services solutions business must be approved by the holders of a majority of our company’s common stock, which ensures that the Board will not be taking action of which the stockholders disapprove.

The Cotelligent Board of Directors also considered certain negative factors associated with the proposed transaction, including:

•	by discontinuing the operations of our IT services segment and selling our sales force automation software and services solutions business, we will no longer have assets that historically generated the majority of our revenue stream. These segments represented 100% of our revenue in 2002 and 2003 and approximately 89% of our revenue (from both continuing and discontinued operations) in 2004;

•	our new business strategy is to focus on expanding our narrowcasting business, but we have only been operating our narrowcasting business since March 2004 when we acquired OnSite Media, Inc.;

•	the risk that we could be required to refund up to $700,000 of the purchase price if certain specified business conditions are not satisfied, even though we expect that these business conditions will be satisfied;

•	the risk that we could be exposed to future indemnification payments for a breach of the representations, warranties and covenants contained in the Agreement, which are generally capped at fifty percent (50%) of the purchase price;

•	we do not intend to distribute any portion of the proceeds from the Transaction to our stockholders, but currently intend to use the proceeds from the sale of the Business to fund development of our narrowcasting business; and

•	the failure to complete the sale and obtain the consideration for the Business may result in a decrease in the market value of our common stock and may create doubt as to our ability to grow and implement our current business strategies.

The Agreement does not contain a fiduciary out provision that would allow the Board to consider unsolicited offers to purchase the Business. As discussed in the section “Background and Negotiation of the Transaction” above, Cotelligent’s financial advisor solicited offers for the Business as part of the sales process and we believe the sales process identified the likely potential purchasers of the Business. Our financial advisor had discussions with these potential purchasers regarding the terms of a sale of the Business. Based on this extensive canvassing of the market and the discussions we and our financial

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advisor had with potential purchasers, we did not believe it was necessary to include a fiduciary out provision in the Agreement and management believed that including one could adversely affect the terms offered by FastTrack.

The Cotelligent Board of Directors did not engage an independent financial advisor to determine the fairness of the Transaction to our stockholders and determined, based upon the factors set forth above, that the Transaction is fair to our stockholders. A fairness opinion from an independent financial advisor typically entails a substantial fee. In the context of an asset sale, the financial advisor would typically review our historical and projected revenues, operating earnings and net income of our sales force automation software and services solutions business and certain other publicly held companies in businesses it believed to be comparable to our sales force automation software and services solutions business, and make certain assumptions regarding the value, including the liquidation value, of our assets and liabilities associated with our sales force automation software and services solutions business, which may be difficult to predict, in order to render its opinion. In addition to the speculative nature of any such analyses, the Cotelligent Board of Directors believes undertaking these analyses would involve a significant unnecessary expense that would reduce the amount of net cash received in the proposed Transaction that could be used to develop the narrowcasting business. In electing not to obtain a fairness opinion the Cotelligent Board of Directors also considered that the cash portion of the $2.8 million purchase price was more than Cotelligent’s approximately $2.7 million market capitalization as of March 31, 2005 (the last full day of trading prior to execution of the Agreement, based on the closing prices of our common stock as quoted on the Over-the-Counter Bulletin Board). The Cotelligent Board of Directors also concluded that the approval of the Agreement by the stockholders provides a procedural safeguard to the stockholders in reaching its determination that the transactions contemplated by the Agreement are fair to our stockholders, in that if stockholders holding a majority of Cotelligent stock do not deem the Transaction to be fair, the Transaction will not occur.

The discussion above of the information and factors that the Cotelligent Board of Directors considered, while not exhaustive, addresses all of the material factors the Cotelligent Board of Directors considered. In view of the wide variety of factors considered, the Cotelligent Board of Directors did not quantify or assign relative weights to the factors above. Rather, the Cotelligent Board of Directors based its recommendation on the totality of the information presented to and considered by it.

Recommendation of the Board of Directors

THE COTELLIGENT BOARD OF DIRECTORS HAS DETERMINED THAT THE TRANSACTION IS IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS. THE COTELLIGENT BOARD OF DIRECTORS HAS APPROVED THE AGREEMENT AND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS RELATED TO OUR SALES FORCE AUTOMATION SOFTWARE AND SERVICES SOLUTIONS BUSINESS TO FASTTRACK, LLC, PURSUANT TO THE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT.

Proceeds from the Transaction

Cotelligent plans to retain the proceeds of the Transaction. It is the intention of the Cotelligent Board of Directors to retain the proceeds and use them for working capital and general corporate purposes, including possible acquisitions of businesses and technologies, in order to focus on our narrowcasting business.

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Stockholder Approval of the Sale of Our Sales Force Automation Software and Services Solutions Business; Vote Required

Under Section 271 of the Delaware General Corporation Law, the sale of “all or substantially all” of our assets requires approval by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of our common stock on the record date. We, in consultation with our legal counsel, have determined that the sale of substantially all of the assets related to our sales force automation software and services solutions to FastTrack might be deemed to constitute a sale of “all or substantially all” of our assets based on interpretations of that term as used in the statute. The Agreement provides that, as a condition to FastTrack’s obligation to consummate the transactions contemplated by the Agreement, we must obtain the consent of our stockholders pursuant to the Delaware General Corporation Law. Therefore, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of our common stock on the record date must be obtained.

No Dissenters’ or Appraisal Rights

Our stockholders will not experience any change in their rights as stockholders as a result of the Transaction, and we will continue to operate our remaining business. Our shares will remain publicly traded on the Over-the-Counter Bulletin Board following the Transaction. Under the applicable provisions of the General Corporation Law of the State of Delaware, our stockholders will have no right to seek appraisal of their shares of common stock in connection with the Transaction.

Regulatory Matters

No material regulatory approvals, filings or consents, other than filings in compliance with applicable SEC requirements, are required to complete the Transaction.

Accounting Treatment

The proposed Transaction will be accounted for as a sale of certain assets and the assumption of liabilities. Upon consummation of the proposed Transaction, Cotelligent will recognize a financial reporting gain equal to the excess of cash received over the net book value of the assets and liabilities being assumed by FastTrack, less direct expenses of consummating the deal. Cotelligent expects to recognize a financial gain of approximately $2.1 million upon completion of the Transaction. The expected gain is based on the $2.8 million cash portion of the purchase price to be delivered on the closing date less the approximately $500,000 in estimated expenses of the Transaction and approximately $200,000 estimated net book value of the assets and liabilities being assumed by FastTrack.

Material United States Federal Income Tax Consequences

The following summarizes the material United States federal income tax consequences of the proposed Transaction that are generally applicable to our company and our stockholders. The following discussion is based on the current provisions of the Internal Revenue Code, existing, temporary, and proposed Treasury regulations thereunder, and current administrative rulings and court decisions. Future legislative, judicial or administrative actions or decisions, which may be retroactive in effect, may affect the accuracy of any statements in this summary with respect to the transactions entered into or contemplated prior to the effective date of those changes.

The proposed Transaction will be a taxable transaction to Cotelligent for United States federal income tax purposes. We will recognize a gain on the Transaction equal to the amount realized on the

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sale in excess of our tax basis in the assets sold. The amount realized on the sale will consist of the cash we receive in exchange for the assets sold plus the amount of related liabilities assumed by FastTrack.

Although the Transaction will result in a taxable gain to Cotelligent, our 2005 operating losses and our available federal income tax net operating loss carryforwards should be able to substantially offset the estimated amount of the gain. However, for purposes of computing our Alternative Minimum Tax liability, Internal Revenue Code Section 56(d) does not permit a corporation’s alternative minimum net operating loss carryforwards to offset more than 90% of the corporation’s alternative minimum taxable income. Due to this limitation and depending upon the operating results during the fiscal year ending December 31, 2005, we may incur an Alternative Minimum Tax, which, in general, will result in an effective tax liability of approximately two percent of alternative minimum taxable income. The availability and amount of tax loss carryforwards are subject to audit and adjustment by the Internal Revenue Service.

We may file income tax returns in more than one state. Because state income tax laws do not necessarily follow federal law, and because state laws themselves differ, the state income tax consequences of the Transaction will vary state by state. The tax loss carryforwards in a particular state may not completely offset state taxable income, and state income tax may be incurred on the sale. However, it is not anticipated that the sale will result in a material amount of state income taxes.

Our stockholders will experience no United States federal income tax consequences as a result of the consummation of the Transaction.

EACH HOLDER OF OUR COMMON STOCK IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION, AND ALSO AS TO ANY STATE, LOCAL, FOREIGN OR OTHER TAX CONSEQUENCES BASED ON HIS OR HER OWN PARTICULAR FACTS AND CIRCUMSTANCES.

Interests of Certain Persons in the Sale of Our Sales Force Automation Software and Services Solutions Business

The executive officers and directors of Cotelligent do not have interests in the Transaction that are different from or in addition to their interests as stockholders generally. Although some of our employees that are involved with the Business may be joining FastTrack following the sale, none of our executive officers would be transferring to FastTrack as part of the Transaction.

Our Operations Following the Sale of Our Sales Force Automation Software and Services Solutions Business

Following the sale of our sales force automation software and services solutions business, we will no longer engage in that business and, furthermore, we will be prohibited from engaging in a business competitive with the sales force automation software and services solutions business anywhere in the United States for three (3) years. Our remaining business operations will consist primarily of our narrowcasting business. The Transaction is a significant part of our plan to continue expanding our competitive advantage in the rapidly growing narrowcasting sector of the media industry.

Risk Factors You Should Take into Account in Deciding How to Vote

You should carefully consider the risk factors described below as well as other information provided to you in this document in deciding how to vote on the proposal to sell the Business. The risk

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factors described below are not the only ones facing Cotelligent. Additional considerations not presently known to us or that we currently believe are immaterial may also impair our business operations. If any of the following risk factors actually occur, our business, financial condition or results of operations could be materially adversely affected, the value of our common stock could decline, and you may lose all or part of your investment.

Risk Factors Regarding the Transaction

If we are not be able to complete the disposition of our sales force automation software and services solutions business, or are unable to generate positive cash flow and return to profitability, we may exhaust our capital.

We have experienced a general reduction in demand for our sales force automation software and services solutions business. At the same time, we have taken action to divest non-strategic operations and have used the cash proceeds from these divestitures to pay off debt obligations. As a result, we have had adequate working capital to fund our needs as we restructured the business. However, our business has incurred net losses and negative operating cash flows in each of the past three years and our working capital and available cash has also decreased in each of the past three years. We have decided to dispose of our sales force automation software and services solutions business and instead focus on our narrowcasting business. The sale of our sales force automation software and services solutions business is subject to the approval of our stockholders and we cannot assure you that such approval will be obtained. In addition, the sale is not expected to close until the end of the second quarter of 2005. Our cash resources are limited. As of December 31, 2004, we had a working capital deficiency in excess of $1.0 million and only had cash resources of approximately $526,000 to fund our working capital requirements. If we are unable to consummate the sale of our sales force automation software and services solutions business or otherwise dispose of it, if our business does not begin to generate revenue, a positive cash flow and return to profitability or if we do not obtain additional equity financing before the end of the second quarter of 2005, our on-going liquidity and financial viability would be materially and adversely affected and we may not be able to pursue our business strategy.

The failure to complete the Transaction may result in a decrease in the market value of our common stock and may create substantial doubt as to our ability to grow and implement our current business strategies.

The sale of the Business is subject to a number of contingencies and other customary closing conditions, including the requirement that we obtain the renewal of certain customer contracts and the approval of the Transaction by our stockholders, and we cannot predict whether we will succeed in obtaining these customer renewals and stockholder approval. In addition, the definitive agreement we have entered into with FastTrack may be terminated if the sale is not closed by June 30, 2005, subject to a 30 day extension in certain limited circumstances.

We cannot guarantee that we will be able to meet the closing conditions set forth in the Agreement or the events that would lead to termination of the Agreement will not happen. As a result, we cannot assure you that the Transaction will be completed. If our stockholders fail to approve the proposal at the Special Meeting or if the Transaction is not completed for any other reason, the market price of our common stock may decline. In addition, failure to complete the Transaction may substantially limit our ability to grow and implement our current business strategies. In the event sufficient additional funding cannot be secured on a timely basis, we may not be able to sustain our operations if our sales force automation software and services solutions business cannot be sold in the near future.

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The Agreement will expose us to contingent liabilities that could have a material affect on our financial condition.

Under the Agreement, we have agreed to indemnify FastTrack generally for one (1) year after the close of the Agreement for any breach of our representations, warranties or covenants contained in the Agreement and for certain other matters. We have no indemnification obligation until FastTrack’s damages exceed twenty percent (20%) of the purchase price at which point we would only be responsible for amounts above that threshold. In addition, our indemnification obligations are subject to a cap of fifty percent (50%) of the purchase price. The deductible and cap, however, will not apply to claims relating to any liability arising out of the ownership or operation of the assets prior to the date of closing, any brokerage or finder’s fees or commission, any Cotelligent benefit plans or any retained liabilities, in which case Cotelligent will be liable for all damages with respect to such breaches. If we are required to indemnify FastTrack, our financial condition could be adversely affected.

If our stockholders do not approve the Transaction, there may not be any other offers from potential acquirors.

If our stockholders do not approve the Transaction, we may seek another purchaser for the Business; however, there may not be any other potential purchasers with an interest in such sale willing to offer a reasonable purchase price and we may not be able to identify potential purchasers before we exhaust or capital.

If our stockholders do not approve this Transaction, we may not be able to complete a sale of the Business before we exhaust our capital.

As of December 31, 2004, we had only $526,000 in cash resources and we continued to experience operating losses. If the Transaction is not approved by our stockholders and we seek another purchaser for the Business, even if we can identify a purchaser with an interest in such sale willing to offer a reasonable purchase price, such a sale would require us to spend time and resources to negotiate with the potential purchaser and to solicit stockholder approval of the sale. As a result, may not be able to complete such a sale before we exhaust our capital.

Management could spend or invest the proceeds from the Transaction in ways with which our stockholders may not agree, including the possible pursuit of other market opportunities.

Cotelligent management could spend or invest the proceeds from the Transaction in ways with which our stockholders may not agree. The investment of these proceeds may not yield a favorable return. Furthermore, because the market for our narrowcasting business is evolving, in the future we may discover new opportunities that we believe are more attractive. As a result, we may commit resources to these alternative market opportunities. This action may require us to limit or abandon our currently planned focus on the narrowcasting business. If we change our business focus we may face risks that may be different from the risks associated with the narrowcasting business.

Risk Factors Relating to Our Company if Our Sales Force Automation Software and Services Solutions Business is Sold

If our sales force automation software and services solutions business is sold, we will focus our business on developing out narrowcasting business. Narrowcasting involves significant risks and uncertainties. The risks and uncertainties described below are some of those that we currently believe may affect Cotelligent.

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By completing the sale of the sales force automation software and services solutions business to FastTrack, we will be losing a substantial source of our revenues.

By discontinuing the operations of our IT services segment and selling our sales force automation software and services solutions business, we will no longer have assets that historically generated the majority of our revenue stream. These segments represented 100% of our revenue in 2002 and 2003 and approximately 89% of our revenue (from both continuing and discontinued operations) in 2004. We will retain our narrowcasting business, which has limited operating history and has generated limited revenues to date.

We have decided to focus on our narrowcasting business and have only limited experience in this area.

Our new business strategy is to dispose of our IT services segment and focus on expanding our narrowcasting business. We have only been operating our narrowcasting business since March 2004 when we acquired OnSite Media, Inc. As a result, our senior management has only limited experience in this area and we cannot assure you that we will be successful in our efforts to expand our narrowcasting business.

We have a history of losses and we expect that losses will continue for the foreseeable future.

We have incurred net losses and negative operating cash flows in each of the past three years and our working capital and available cash has also decreased in each of the past three years. We plan to use the proceeds from the sale of the Business for working capital, including possible acquisitions of businesses and technologies, in order to focus on our narrowcasting business. We expect, however, the losses to continue for the foreseeable future. We cannot assure you that we will ever achieve or sustain profitability or that our operating losses will not increase in the future.

The market for narrowcasting may not materialize.

Our ability to generate revenues in future periods will increasingly depend upon the market for narrowcasting services, solutions and products. There is a risk that the market for narrowcasting services, solutions and products will not materialize. Critical issues concerning the use of computer hardware and software platforms as well as other video equipment and media, their security, reliability, cost, accessibility and quality continue to evolve. The variability of these factors could materially affect our ability to compete in the market, resulting in an adverse effect on our consolidated financial position, results of operations and cash flows.

The decline in tourism, business travel or the gaming industry could have a material adverse effect on our narrowcasting business.

A stagnation or downturn in the economy of Nevada, any other jurisdiction in which we operate, or the United States as a whole could have a material adverse effect upon our revenues, results of operations and financial condition. Currently, we provide our narrowcasting services to hotels and casinos primarily in Las Vegas, Nevada. Because our narrowcasting business is not diversified, we will be particularly vulnerable to adverse economic conditions in tourism, business travel or the gaming industry in Nevada.

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Our growth plan requires a significant infusion of capital.

We intend to expand our existing narrowcasting business as well as create and develop new narrowcasting services, which may require infusions of capital. If we are not able to raise additional capital, revenue growth and profitability may be adversely affected.

We may need to invest heavily to create, produce, market and sell new narrowcasting services.

As the demand for narrowcasting services increases, there will be opportunity to provide these services in new and innovative ways. In order to provide these new narrowcasting services, we may need to invest heavily in the creation, production, marketing and selling of new narrowcasting services.

We may face intense competition that could adversely affect our ability to generate revenues and profitability.

The demand for narrowcasting services is expected to reflect dynamic growth over the next several years. We expect the demand will result in intense competition to provide narrowcasting services. If we are not able to successfully execute our strategy, our business may be materially and adversely affected.

We may have difficulty managing growth.

Our development has required and is expected to continue to require, the full utilization of our management, financial and other resources, which to date has had limited working capital. Managing our growth will depend upon our ability to improve and expand our operations, including our financial and management information systems, and to recruit, train and manage executive staff and employees. We may not be able to efficiently scale our operations, and this failure to effectively manage growth may have a materially adverse effect on our operating results and financial condition.

Our success is dependent on our key management personnel.

Our operations are dependent on the continued efforts of our executive officers and senior management. In addition, we will likely depend on the senior management of any business we may merge with or acquire in the future. If any of these people are unable or unwilling to continue in his or her present role, or if we are unable to hire, train and integrate new management personnel effectively, our business and consolidated financial position, results of operations and cash flows could be adversely affected. We do not maintain key person life insurance on our senior management.

We may not receive any proceeds from the exercise of the warrants issued in connection with the acquisition of OnSite Media, Inc.

If the warrant shares issued in connection with our acquisition of OnSite Media, Inc. are exercised, we will receive aggregate gross proceeds of approximately $1.3 million. Given the historical share price and market for Cotelligent common stock, there is no way to know whether the warrants will be in-the-money during the two years period in which they are exercisable. Consequently, we cannot predict whether the warrants will be exercised prior to their expiration or whether any funds from their exercise will be made available to us at anytime in the future. Additionally, the exercise of warrants will have dilutive effect on the holders of our common stock.

We may lose certain tax attributes as a result of our acquisition program.

At December 31, 2004, Cotelligent had available net operating loss (NOL) carry-forwards of approximately $41.3 million. Under Section 382 of the Internal Revenue Code of 1986, as amended, the use of prior losses, including NOLs, is limited if a corporation undergoes an “ownership change.” Our merger with OnSite Media, together with future issuances of equity interests by us or the exercise of outstanding warrants or options to purchase our capital stock, may result in an ownership change that is large enough for this limitation to apply. If the limitation applies, we may be unable to use a material portion of its available NOL carry-forwards to reduce future taxable income.

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THE ASSET PURCHASE AGREEMENT

We believe this summary describes the material terms of the Asset Purchase Agreement (the “Agreement”). However, we recommend that you read carefully the complete Agreement for the precise legal terms of the Agreement and other information that may be important to you. The Agreement is included in this proxy statement as Appendix A.

Assets to be Sold

Subject to, and upon the terms and conditions of the Agreement, Cotelligent and certain of its subsidiaries (Cotelligent USA, Inc., CZG Mobile Ventures, Inc., bSmart.to LLC and JAS Concepts, Inc., collectively, “Cotelligent”), are selling to FastTrack, LLC (“FastTrack”) substantially all of the assets related solely to Cotelligent’s sales force automation software and services solutions business, including two main software components known as “FastTrack”, which is divided into two sections, field application and data server, and “Exchange Lynx”, which consists of proprietary data communications management product (the “Business”), including:

•	all tangible personal property related solely to the Business;

•	all inventories related solely to the Business;

•	all Cotelligent contracts, and all outstanding offers or solicitations made by or to Cotelligent to enter into any contract related solely to the Business;

•	the real property identified in the Agreement, together with any leasehold improvements thereunder;

•	all governmental authorizations related solely to the Business and all pending applications therefor or renewals thereof;

•	the data and records related solely to the Business, including client and customer lists and records, referral sources, research and development reports and records, production reports and records, service and warranty records, equipment logs, operating guides and manuals, financial and accounting records, creative materials, advertising materials, promotional materials, studies, reports, correspondence and other similar documents and records and, subject to legal requirements, copies of all personnel records;

•	all of the intangible rights and property used solely in the Business, including going concern value, goodwill, software, and the owned intellectual property (with the exception of the JASware software which will initially be licensed to FastTrack and assigned at a later date);

•	all rights in certain specified internet web sites and internet domain names;

•	all claims against third parties relating to the Business or the assets, whether choate or inchoate, known or unknown, contingent or non-contingent; and

•	all rights relating to deposits and prepaid expenses, claims for refunds and rights to offset in respect thereof, in each case related to the Business.

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Consideration

FastTrack will acquire substantially all of the assets of the Business for the sum of Two Million Eight Hundred Thousand Dollars ($2,800,000) to be paid in cash at closing, plus an earn-out amount of up to $950,000 if certain future revenue targets are attained over the three (3) years following completion of the sale, minus a possible post-closing refund of up to $700,000 if certain specified business conditions are not satisfied.

Cotelligent will be entitled to receive a post-closing earn-out with respect to each of the years ending on the first, second and third anniversaries of the date of closing. FastTrack is required to pay Cotelligent an aggregate cash payment equal to three percent (3%) of the annual gross sales generated by FastTrack in connection with FastTrack’s operation of the Business for each year within the three year period. Cotelligent will only be entitled to an earn-out payment in the event the annual gross sales for any such year are equal to or greater than $4.9 million. The aggregate amount of all earn-out payments may not exceed $1.0 million and FastTrack is not required to pay the first $50,000 earned. As a result, the maximum amount of earn-out payments that may be received by Cotelligent is $950,000.

Cotelligent may be required to refund up to $700,000 of the purchase price in the event that a specific customer of the Business does not renew its contract with Cotelligent or enter into a new contract with FastTrack by a specified date. The amount of the post-closing refund will depend on the total dollar amount generated by the new contract with the customer. FastTrack will not be entitled to any post-closing refund if the customer renews the contract or enters into a new contract with FastTrack that provides for the payment by the customer of 80% or greater of the total dollar amount generated by the contract for the fiscal year ended December 31, 2004. FastTrack will also not be entitled to a post-closing refund in the event the contract is not renewed but the customer continues to pay the monthly charges in effect under the contract as of the date of the Agreement for a period of eight consecutive months following the consummation of the transactions contemplated by the Agreement.

FastTrack will also assume certain liabilities related to the Business. The purchase price is subject to adjustment based on the actual amount of the assumed liabilities for vacation for transferred employees accrued as of the closing date.

We believe that the source of funds with which FastTrack plans to use to pay the cash consideration would be from FastTrack’s working capital. FastTrack has advised us that it has sufficient funds available on hand, and has existing, committed financing facilities.

Closing Date

The closing of the Transaction is scheduled to take place on the third business day immediately following the satisfaction or waiver of all conditions to the obligations of the parties to the Agreement.

Assumed Liabilities

As partial consideration for the purchase of the assets, FastTrack will assume certain liabilities related to the Business, including the following:

•	any liability to any customers incurred by Cotelligent in the ordinary course of business for orders outstanding as of the date of closing;

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•	any liability to any Cotelligent customers under warranties implied by law and any warranty agreements and indemnities given by Cotelligent to its customers prior to the date of closing in connection with the Business pursuant to any assigned contract;

•	all obligations, liabilities and commitments under the assigned contracts and the real property lease attributable to the period subsequent to the date of closing;

•	any liability for vacation for any transferred employees accrued for periods prior to the date of closing and all liabilities relating to the transferred employees arising after the date of closing and assumed by FastTrack under the Agreement;

•	any liability under any environmental law at or relating to the facilities of the Business, but excluding any liability arising from the transportation prior to the date of closing of materials from the facilities of the Business to another location; and

•	all other liabilities relating to the Business that arise after the date of closing.

Representations and Warranties

In the Agreement, Cotelligent and FastTrack make representations and warranties about themselves and their businesses, including, but not limited to, the following:

by Cotelligent as to:

•	its proper organization, good standing and qualification to do business in various states;

•	authority to enter into and enforceability of the Agreement;

•	absence of any potential conflicts;

•	delivery of financial statements and the correctness of books of account and other records;

•	ownership and sufficiency of the assets and absence of encumbrances on the assets;

•	quality and quantity of inventories;

•	absence of undisclosed liabilities;

•	tax matters;

•	no material adverse effect since December 31, 2004;

•	employee and employee benefit plan matters;

•	compliance with legal requirements and governmental authorizations;

•	compliance with agreements and laws;

•	conduct of the business since December 31, 2004;

•	accurate and complete disclosure of all contracts;

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•	insurance;

•	labor disputes and compliance;

•	intellectual property matters; and

•	use of brokers or finders;

and by FastTrack as to:

•	its proper organization, good standing and qualification to do business in various states;

•	authority to enter into and enforceability of the Agreement;

•	absence of proceedings that may challenge or prevent the Transaction;

•	availability of funds for payment of the consideration for the Transaction; and

•	access to the personnel, properties, premises and records of the Business for purposes of independent review and analysis.

Covenants and Obligations

Under the Agreement, Cotelligent has agreed that, until the closing or the termination of the Agreement, Cotelligent will:

•	afford FastTrack and its representatives reasonable access to its personnel, properties, contracts, governmental authorizations, books and records;

•	furnish FastTrack and its representatives with copies of all such contracts, governmental authorizations, books and records;

•	cooperate and assist FastTrack with it’s investigation of the properties, assets and financial condition related to the Business and the assets;

•	carry on business in the ordinary course consistent with past practices or reasonable future expectations;

•	make no commitments on FastTrack’s behalf;

•	preserve intact the current Business organization;

•	make no material changes in management personnel of the Business;

•	maintain the assets in a state of repair and condition that complies with legal requirements and is consistent with the requirements and normal course of the Business;

•	keep in full force and effect, without amendment, all material rights relating to the Business;

•	comply with all legal requirements and use commercially reasonable efforts to comply with all contractual obligations applicable to the operation of the Business;

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•	continue in full force and effect its insurance coverage;

•	maintain all books and records relating to the Business in the ordinary course of business consistent with past practices; and

•	take no affirmative action, or fail to take any reasonable action within its control, as a result of which any material adverse effect or change would be reasonably likely to occur.

Conditions

Conditions to Obligations of FastTrack. The obligations of FastTrack to complete the Transaction are contingent on the satisfaction by Cotelligent, or waiver by FastTrack, of the following conditions:

•	the representations and warranties of Cotelligent in the Agreement shall be true and correct in all material respects as of the date of closing, except to the extent such representations and warranties speak as of an earlier date;

•	Cotelligent shall have performed in all material respects all obligations required to be performed by it under the Agreement at or prior to the closing;

•	all consents required by the Agreement shall have been obtained and shall be in full force and effect;

•	all documents and instruments required by the Agreement are delivered to FastTrack;

•	Cotelligent shall have assigned or renewed certain material contracts;

•	there shall be no proceedings pending or threatened against FastTrack that may involve any challenge to, seek damages or other relief in connection with, or that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on or otherwise interfering with any part of the Transaction;

•	the consummation nor performance of any part of the Transaction will not directly or indirectly, contravene or conflict with or result in a violation by FastTrack of any applicable legal requirement or order that has been introduced or otherwise proposed by or before any governmental body, excluding bulk sales laws; and

•	FastTrack shall have received such governmental authorizations as are reasonably necessary to allow FastTrack to operate the assets from and after the date of closing.

Conditions to Obligations of Cotelligent. The obligations of Cotelligent to complete the Transaction are contingent on the satisfaction by FastTrack, or waiver by Cotelligent, of the following conditions:

•	the representations and warranties of FastTrack in the Agreement shall be true and correct in all material respects as of the date of closing, except to the extent such representations and warranties speak as of an earlier date;

•	FastTrack shall have performed in all material respects all obligations required to be performed by it under the Agreement at or prior to the closing;

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•	all consents required by the Agreement shall have been obtained and shall be in full force and effect;

•	Cotelligent shall have received the approval of the Transaction and the adoption of the Agreement by the stockholders of Cotelligent as required under the Delaware General Corporation Law and Cotelligent’s certificate of incorporation;

•	all documents and instruments required by the Agreement are delivered to Cotelligent;

•	there shall be no proceedings pending or threatened against Cotelligent that may involve any challenge to, seek damages or other relief in connection with, or that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on or otherwise interfering with any part of the Transaction; and

•	the consummation nor performance of any part of the Transaction will not directly or indirectly, contravene or conflict with or result in a violation by Cotelligent of any applicable legal requirement or order that has been introduced or otherwise proposed by or before any governmental body, excluding bulk sales laws.

Indemnification

Indemnification

Under the Agreement, Cotelligent is obligated to indemnify and hold harmless FastTrack, and its representatives, shareholders, subsidiaries and related persons from and against all losses that FastTrack incurs arising from or in connection with:

•	any breach of any representation or warranty made by Cotelligent in the Agreement, the disclosure schedules to the Agreement, the supplements to the disclosure schedules to the Agreement, the certificates delivered pursuant to the Agreement, any transfer instrument or any other certificate, document, writing or instrument delivered by Cotelligent pursuant to the Agreement;

•	any breach of any covenant or obligation of Cotelligent in the Agreement or in any other certificate, document, writing or instrument delivered by Cotelligent pursuant to the Agreement;

•	any liability arising out of the ownership or operation of the assets prior to the date of closing, except to the extent such liability arises out of or relates to an assumed liability;

•	any brokerage or finder’s fee or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by Cotelligent in connection with any part of the Transaction;

•	any Cotelligent benefit plan; or

•	any retained liability.

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The Agreement provides that FastTrack will indemnify and hold Cotelligent harmless from and against all losses that we incur arising out of or resulting from:

•	any breach of any representation or warranty made by FastTrack in the Agreement, the certificates delivered pursuant to the Agreement, any transfer instrument or any other certificate, document, writing or instrument delivered by FastTrack pursuant to the Agreement;

•	any breach of any covenant or obligation of FastTrack in the Agreement or in any other certificate, document, writing or instrument delivered by FastTrack pursuant to the Agreement;

•	any FastTrack agreement to assume and satisfy the assumed liabilities;

•	any liability arising out of the ownership or operation of the assets after the date of closing, except to the extent such liability arises out of or relates to a retained liability; or

•	any brokerage or finder’s fee or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by FastTrack in connection with any part of the Transaction.

Limits on Indemnification Amount

Cotelligent will have no liability (for indemnification or otherwise) with respect to claims relating to a breach of any representation or warranty or a breach of any covenant or obligation of Cotelligent in the Agreement until the total of all damages with respect to such matters exceeds twenty percent (20%) of the purchase price, subject to any applicable adjustments; provided, however, that in no event shall Cotelligent’s aggregate liability (for indemnification or otherwise) with respect to such claims exceed fifty percent (50%) of the purchase price and then only for the amount by which such damages exceed twenty percent (20%) of the purchase price. However, the foregoing limitations will not apply to claims relating to (i) any liability arising out of the ownership or operation of the assets prior to the date of closing; (ii) any brokerage or finder’s fees or commission; (iii) any Cotelligent benefit plans; or (iv) any retained liabilities, in which case Cotelligent will be liable for all damages with respect to such breaches.

Cotelligent shall have no liability (for indemnification or otherwise) with respect to claims relating to a breach of any representation or warranty or a breach of any covenant or obligation of Cotelligent in the Agreement with a value of less than $20,000 and such amounts shall not be counted when determining if the dollar threshold set forth above has been met.

FastTrack will have no liability (for indemnification or otherwise) with respect to claims relating to a breach of any representation or warranty or a breach of any covenant or obligation of FastTrack in the Agreement until the total of all damages with respect to such matters exceeds twenty percent (20%) of the purchase price; provided, however, that in no event shall FastTrack’s aggregate liability (for indemnification or otherwise) with respect to such claims exceed fifty percent (50%) of the purchase price and then only for the amount by which such damages exceed twenty percent (20%) of the purchase price. However, the foregoing will not apply to claims relating to (i) any agreement to assume and satisfy an assumed liability; (ii) any liability arising out of the ownership or operation of the assets prior to the date of closing; or (iii) any brokerage or finder’s fees or commission, in which case FastTrack will be liable for all damages with respect to such breaches.

FastTrack shall have no liability (for indemnification or otherwise) with respect to individual claims relating to a breach of any representation or warranty or a breach of any covenant or obligation of FastTrack in the Agreement with a value of less than $20,000 and such amounts shall not be counted when determining if the dollar threshold set forth above has been met.

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Employees and Employee Benefits

As of the closing date, Cotelligent will terminate the employment of all of its employees employed principally in connection with the Business (other than those employees who are on short-term disability leave). FastTrack has agreed to offer employment, effective as of the closing date, to all persons who were employed by Cotelligent on the day immediately preceding the closing date (other than those employees who are on short-term disability leave). FastTrack’s offer of employment, including wages, salaries and benefits, will be, in the aggregate, comparable with the terms and conditions under which such persons were employed by Cotelligent on the day immediately preceding the closing date. Cotelligent will be responsible for the payment of all wages and other remuneration due to its employees up until the closing date and will be liable for any claims made by its employees and their beneficiaries under any Cotelligent benefit plans. FastTrack has agreed to grant past service credit to the employees for purposes of determining vesting, eligibility and benefit accruals under FastTrack’s employee benefit plans. With respect to all Cotelligent employees that will be employed by FastTrack after the closing date, Cotelligent has agreed to provide FastTrack with certain information regarding such employees.

Non-Competition

Cotelligent has agreed with FastTrack that, for a period of three (3) years after the date of closing, Cotelligent will not, anywhere in the United States, directly or indirectly invest in, own, manage, operate, or control any entity engaged in or planning to become engaged in the business of manufacturing, distributing, selling, operating or maintaining sales force automation software and services solutions, provided, however, that Cotelligent may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of the securities of any entity (but may not otherwise participate in the activities of such entity) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended.

Non-Solicitation

Cotelligent has agreed with FastTrack that, for a period of three (3) years after the date of closing, Cotelligent will not, without the prior written consent of FastTrack, directly or indirectly, knowingly hire, retain or attempt to hire or retain any employee or independent contractor of FastTrack or interfere with the relationship between FastTrack and any of its employees or independent contractors; provided, however, that Cotelligent shall not be prohibited from hiring, retaining or attempting to hire or retain any person who responds to a general solicitation or advertisement.

Corporate Name Change

Cotelligent has agreed that after the closing of the Transaction Cotelligent will change its corporate name from Cotelligent to a name that is not similar to or in any manner subject to confusion with the name “Cotelligent”. Cotelligent intends to change its name to Watchit Media, Inc. after the closing of the Transaction.

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Termination of the Asset Purchase Agreement

Termination

The Agreement may be terminated under certain circumstances, including the following:

•	by either Cotelligent or FastTrack if the other party materially breaches any provision of the Agreement and such breach has not been waived or cured within the time periods prescribed in the Agreement;

•	if Cotelligent and FastTrack mutually agree to terminate the Agreement; or

•	by either Cotelligent or FastTrack if the closing has not occurred by June 30, 2005, subject to an automatic thirty (30) day extension if the Securities and Exchange Commission undertakes to review our proxy statement.

Effect of Termination

Each party’s right of termination is in addition to any other rights it may have under the Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. If the Agreement is terminated, all obligations of the parties under the Agreement will terminate, except that the obligations of the parties related to confidential treatment of the Agreement and Transaction as well as all applicable provisions of the general provisions section of the Agreement; provided, however, that, if the Agreement is terminated because of a breach of the Agreement by the non-terminating party or because one or more of the conditions to the terminating party’s obligations under the Agreement is not satisfied as a result of the party’s failure to comply with its obligations under the Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

Expenses

Cotelligent and FastTrack will each bear its own fees and expenses incurred in connection with the preparation, negotiation, execution and performance of the Agreement and the Transaction. Our expenses include the costs of preparing, filing with the SEC, printing and mailing this proxy statement.

THE COTELLIGENT BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED SALE OF SUBSTANTIALLY ALL OF THE SALES FORCE AUTOMATION SOFTWARE AND SERVICES SOLUTIONS BUSINESS.

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SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

The following table sets forth selected historical consolidated financial data for Cotelligent, Inc. as of the dates and for the periods indicated. The consolidated balance sheet data and the consolidated operations data for nine months ended December 31, 2000 and for the fiscal years 2001 through 2004 have been derived from our audited consolidated financial statements included in our filings on Form 10-K for each of the respective periods.

	Year Ended December 31,				Nine Months Ended December 31,
	2004	2003	2002	2001	2000
Statement of Operations Data (1) (2) (3):
Revenues	$862	$—	$—	$—	$—
Cost of services	364	—	—	—	—

Gross profit	498	—	—	—	—
Selling, general and administrative expenses	1,953	—	—	—	—
Restructuring charge	(67)	—	—	—	—

Operating loss	(1,388)	—	—	—	—
Other income (expense)	82	(1,349)	(1,784)	(73)	(1,360)

Loss before provision for income taxes	(1,306)	(1,349)	(1,784)	(73)	(1,360)
Benefit for income taxes	(28)	—	—	—	—

Loss from continuing operations	(1,278)	(1,349)	(1,784)	(73)	(1,360)

Operating loss from discontinued operations, net of income tax benefits of $-, $(2,509), $(7,493), $(3,455), $(7,677)	(2,927)	(11,158)	(7,915)	(23,266)	(56,348)
Income (loss) on sale of discontinued operations, net of income taxes of $12,744, for the nine months ended December 31, 2000	—	157	976	(190)	19,541

Loss from discontinued operations	(2,927)	(11,001)	(6,939)	(23,456)	(36,807)

Net loss	$(4,205)	$(12,350)	$(8,723)	$(23,529)	$(38,167)

Loss per share
Basic and diluted–
Loss from continuing operations	$(0.06)	$(0.10)	$(0.13)	$(0.01)	$(0.10)
Loss from discontinued operations	(0.13)	(0.83)	(0.53)	(1.75)	(2.72)

Net loss	$(0.19)	$(0.93)	$(0.66)	$(1.76)	$(2.82)

Weighted average number of shares outstanding:
Basic and diluted	22,351,924	13,324,217	13,201,532	13,379,320	13,537,927

	December 31,
	2004	2003	2002	2001	2000
Balance Sheet Data:
Working capital (deficiency)	$(884)	$4,896	$16,943	$26,879	$44,304
Total assets	$4,987	$8,363	$25,033	$36,080	$65,805
Long-term debt	$—	$—	$—	$—	$—
Stockholders’ equity	$2,605	$4,483	$16,697	$25,456	$49,286

(1)	We have historically operated on an April 1 to March 31 fiscal year. In July 2000, we changed our fiscal year to December 31, resulting in a nine month transition period from April 1, 2000 through December 31, 2000. Prior to December 31, 2004 , we entered into a plan to divest our IT services segment. Accordingly, the accompanying financial data have been prepared to present as discontinued operations this segment for all periods presented.

(2)	On August 8, 2000, we contributed cash and our Philadelphia-based operation to a joint venture, bSmart.to LLC for 50% ownership. On December 6, 2000, we exercised our right to terminate the relationship under the joint venture agreement, and consequently, the net assets of the Philadelphia-based operation, including cash and another subsidiary of the joint venture, JAS Concepts, reverted back to Cotelligent. Accordingly, during the period of August 8 through December 6, 2000, our investment in the joint venture was accounted for on the equity method of accounting. Prior to August 8, 2000 and after December 6, 2000, the results of the Philadelphia-based operation were consolidated with the other Cotelligent accounts.

(3)	Cotelligent acquired OnSite Media, Inc., a Nevada corporation, on March 2, 2004. The results of OnSite Media, Inc. were included in our results from its acquisition date.

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UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Unaudited pro forma financial information is customarily provided when there is a disposition of a significant portion of a business through a sale. Unaudited pro forma financial information provides investors with information about the continuing impact of a particular transaction by showing how it might have affected the historical consolidated financial statements.

Cotelligent has not provided separate pro forma consolidated financial statements as the consolidated financial statements included in Cotelligent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 have been prepared on a discontinued operations basis. Reporting on a discontinued operations basis classifies the balance sheet and statement of operations items related to the sales force automation software and services solutions business as part of the discontinued operations. Information is therefore provided in the consolidated financial statements that separate the assets, liabilities, revenues and expenses of the sales force automation software and services solutions business (as a part of discontinued operations) apart from the assets, liabilities, revenues and expense items related to the operations expected to continue after the proposed Transaction is completed.

For more information, see Cotelligent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, a copy of which is attached to this proxy statement as Appendix B.

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UNAUDITED FINANCIAL STATEMENTS

OF THE SALES FORCE AUTOMATION SOFTWARE

AND SERVICES SOLUTIONS BUSINESS

Unaudited financial statements on a stand-alone basis for a sold business are customarily provided. Unaudited financial statements provide investors with additional information about the sold business.

Cotelligent has not provided unaudited pro forma financial statements of the sales force automation software and services solutions business as the consolidated financial statements included in Cotelligent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 have been prepared on a discontinued operations basis. Reporting on a discontinued operations basis classifies the balance sheet and statement of operations items related to the sales force automation software and services solutions business as part of the discontinued operations. Information is provided in footnote 10 to the consolidated financial statements disclosing assets, liabilities, revenues and expense items related to the IT services segment which materially represents the sales force automation software and services solutions business as of December 31, 2004 and 2003 and for the fiscal years ended December 31, 2004, 2003 and 2002.

For more information, see Cotelligent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, a copy of which is attached to this proxy statement as Appendix B.

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PROPOSAL TWO:

ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

Cotelligent’s Board of Directors is requesting that the stockholders approve an adjournment or postponement of the Special Meeting, if deemed necessary by the Board of Directors to solicit additional proxies, to such time and place as designated by the presiding officer of the meeting. We may use the time from the initial convening of the Special Meeting until it is reconvened to solicit votes for the approval of any of the items for which stockholder approval is being sought pursuant to this proxy statement. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will give notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

THE COTELLIGENT BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, TO SEEK ADDITIONAL PROXIES, TO SUCH TIME AND PLACE AS DESIGNATED BY THE PRESIDING OFFICER OF THE MEETING.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 28, 2005 by: (i) each person who we know owns beneficially more than 5% of our common stock; (ii) each of our directors; (iii) each named executive officer; and (iv) all of our Directors, nominees and executive officers as a group. Unless otherwise indicated, the mailing address for each person and business entity listed below is c/o Cotelligent, Inc., 655 Montgomery Street, Suite 1000, San Francisco, California 94111.

Beneficial Owner	Shares Beneficially Owned	Percent Beneficially Owned
James R. Lavelle (1)	2,755,308	9.8%
Kenneth L. Maul (2)	2,475,858	8.8%
Loren W. Willman (3)	1,514,581	5.2%
Curtis J. Parker (4)	505,992	1.8%
Debra J. Richardson (5)	139,725	*
Harlan P. Kleiman (6)	122,308	*
Tony C. Vickers (7)	122,308	*
All executive officers and directors as a group (5 persons) (8)	3,645,641	12.7%

*	Less than one percent of outstanding shares.

(1)	Includes 600,000 shares issuable upon exercise of options exercisable within 60 days of April 28, 2005.

(2)	Includes (i) 1,213,424 shares owned directly by Mr. Maul, (ii) 235,000 shares owned in Mr. Maul’s individual retirement account, (iii) 272,148 shares owned by the Las Vegas Venture Fund in which Mr. Maul is the managing partner, (iv) 210,000 shares owned by M&S Investments in which Mr. Maul is a managing partner, (v) 31,074 shares issuable upon exercise of warrants held by the Las Vegas Venture Fund exercisable within 60 days of April 28, 2005 and (vi) 489,212 shares issuable upon exercise of warrants held by Mr. Maul exercisable within 60 days of April 28, 2005. Mr. Maul has 50% voting and investment power with respect to the Las Vegas Venture Fund and M&S Investments. Mr. Maul’s business address is 1613 Night Wind Drive, Las Vegas, Nevada 89117.

(3)	Includes 1,514,581 shares issuable upon exercise of warrants exercisable within 60 days of April 28, 2005. This information is based solely on Cotelligent’s records of the number of shares of common stock that may be received upon exercise of warrants held by Mr. Willman and does not include any other shares of common stock that may be beneficially owned by Mr. Willman.

(4)	Includes 500,000 shares issuable upon exercise of options exercisable within 60 days of April 28, 2005.

(5)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days of April 28, 2005.

(6)	Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of April 28, 2005.

(7)	Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of April 28, 2005.

(8)	Includes 1,125,000 shares issuable upon exercise of options exercisable within 60 days of April 28, 2005.

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STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of Cotelligent consistent with SEC Rule 14a-8, which in certain circumstances may require the inclusion of qualifying proposals in Cotelligent’s proxy statement. For such proposals to be considered for inclusion in the proxy statement and proxy relating to Cotelligent’s 2005 Annual Meeting of Stockholders, all applicable requirements of SEC Rule 14a-8 must be satisfied and such proposals must have been received by Cotelligent by February 1, 2005.

The advance notice provisions of our By-laws require that, in order to be properly brought before the 2005 Annual Meeting, a stockholder’s notice of the matter the shareholders wishes to present must have been delivered to Cotelligent’s secretary not less than 90 nor more than 120 days prior to June 30, 2005.

Under Cotelligent’s By-Laws, in order for a matter to be properly brought before any special meeting of the stockholders, a matter must be (i) specified in the notice of meeting; (ii) otherwise brought before an annual meeting by or at the direction of the Board of Directors; or (iii) properly brought before the meeting by a stockholder who was a record holder of stock entitled to vote at the meeting on such matter (including any election of directors) or by a person who holds such stock through a nominee or “street name” holder of record of such stock and can demonstrate such indirect ownership of, and such person’s right to vote, such stock. In addition to any other requirements under applicable law, any proposal by a stockholder shall be properly brought before a special meeting of the stockholders only if the proposal is brought by the later of (i) the close of business on the ninetieth (90th) day prior to such special meeting or (ii) the close of business on the tenth (10th) day following the date on which the date of such special meeting is first publicly announced or disclosed by Cotelligent.

All notices of proposals by stockholders and all requests for copies of the full text of the By-law provisions discussed above should be sent to Cotelligent, Inc., 655 Montgomery Street, Suite 1000, San Francisco, California 94111, Attention: Investor Relations Administrator.

Cotelligent reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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OTHER BUSINESS

It is not anticipated that any business except the approval of the Transaction pursuant to the Agreement will be brought before the meeting. Management is not aware of any matters proposed to be presented to the meeting by any other person. However, if any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such business.

WHERE YOU CAN FIND MORE INFORMATION

Cotelligent files annual, quarterly and current reports, proxy statements, and other information with the SEC. Anything Cotelligent files with the SEC may be read and copied at the Securities and Exchange Commission’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-732-0330 for further information on the public reference rooms. Cotelligent’s SEC filings should also be available to the public from commercial document retrieval services and at the web site that the SEC maintains at http://www.sec.gov.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly in, or incorporated by reference in, this Proxy Statement. This Proxy Statement incorporates by reference Cotelligent’s Annual Report on Form 10-K, filed on April 15, 2005, for the fiscal year ended December 31, 2004, a copy of which is attached hereto as Appendix B, as well as the documents set forth below that were previously filed with the SEC by Cotelligent. These documents contain important information about Cotelligent.

•	Cotelligent’s Current Report on Form 8-K, dated April 11, 2005, filed on April 15, 2005;

•	Cotelligent’s Current Report on Form 8-K, dated March 29, 2005, filed on April 7, 2005; and

•	Cotelligent’s Current Report on Form 8-K, dated February 1, 2005, filed on February 7, 2005.

Cotelligent may be required to file other documents with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the time this Proxy Statement is sent and the date the Special Meeting is held.

You may obtain any of the documents incorporated by reference through us, the SEC or the SEC’s web site as previously described. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. You may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone at the following address:

Cotelligent, Inc.

655 Montgomery Street, Suite 1000

San Francisco, California 94111

Telephone: 415-477-9900

Attn: Secretary

If you would like to request documents from us, please do so promptly in order to receive them before the Special Meeting.

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We have provided all information contained in or incorporated by reference in this Proxy Statement with respect to Cotelligent. FastTrack has provided all information contained in this Proxy Statement with respect to FastTrack. Neither Cotelligent nor FastTrack assumes any responsibility for the accuracy or completeness of the information provided by the other party. You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the Agreement and the Transaction. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated                      , 2005. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date. Neither the mailing of this Proxy Statement to stockholders nor the completion of the Transaction will create any implication to the contrary.

42

Appendix A

Execution Copy

ASSET PURCHASE AGREEMENT

BY AND AMONG

FASTTRACK, LLC

AND

COTELLIGENT, INC.

COTELLIGENT USA, INC.

CZG MOBILE VENTURES, INC.

BSMART.TO LLC

JAS CONCEPTS, INC.

DATED APRIL 1, 2005

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

ASSET PURCHASE AGREEMENT

This asset purchase agreement (“Agreement”) is dated April 1, 2005, by and among FastTrack, LLC, a California limited liability company (“Buyer”), Cotelligent, Inc., a Delaware corporation (“Parent”), Cotelligent USA, Inc., a California corporation, CZG Mobile Ventures, Inc., a Delaware corporation, bSmart.to LLC, a Delaware limited liability company, and JAS Concepts, Inc. a Pennsylvania corporation (together with Parent, the “Sellers” and each, a “Seller”).

RECITALS

Sellers desire to sell, and Buyer desires to purchase, substantially all of the assets related solely to the Seller’s business of sales force automation Software and services solutions uniquely designed to serve niche grocery and consumer packaged goods industries comprised of two main software components known as “FastTrack,” which is divided into two sections, field application and data server, and “Exchange Lynx,” which consists of proprietary data communications management product as a going concern, including the design, manufacture, and sale of its products and the furnishing of advisory and consulting services to customers as well as any goodwill associated therewith (the “Business”), and Buyer is willing to assume certain obligations of Sellers relating to the Business, for the consideration and on the terms set forth in this Agreement.

The parties, intending to be legally bound, agree as follows:

1. Definitions and Usage

1.1 DEFINITIONS

For purposes of this Agreement, the following terms and variations thereof have the meanings specified or referred to in this Section 1.1:

“Accounts Receivable”—(a) all trade accounts receivable and other rights to payment from customers of Sellers related solely to the Business and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of each Seller related solely to the Business, (b) all other accounts or notes receivable of each Seller related solely to the Business and the full benefit of all security for such accounts or notes and (c) any claim, remedy or other right related to any of the foregoing.

“Affected Employees” — all employees of Sellers employed principally in connection with the Business, including persons on vacation, temporary layoff, approved leave of absence, sick leave, family medical leave under the Family and Medical Leave Act, or short-term disability leave; and excluding persons on long-term disability leave under a long-term disability plan maintained by any Seller.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, and in the case of any natural Person shall include all relatives and immediate family members of such Person. For purposes of

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

this definition, a Person shall be deemed to control another Person if such first Person directly or indirectly owns or holds fifty percent (50%) or more of the ownership interests in such other Person.

“Assets”—as defined in Section 2.1.

“Assigned Contract”—as defined in Section 2.1(c).

“Assigned Lease”—as defined in Section 2.1(d).

“Assignment and Assumption Agreement”—as defined in Section 2.8(a)(ii).

“Assumed Liabilities”—as defined in Section 2.4(a).

“Balance Sheet Statement”—as defined in Section 3.3.

“Bill of Sale”—as defined in Section 2.8(a)(i).

“Breach”—any breach of, or any inaccuracy in, any representation or warranty or any breach of, or failure to perform or comply with, any covenant or obligation, in or of this Agreement or any other Contract, or any event which with the passing of time or the giving of notice, or both, would constitute such a breach, inaccuracy or failure.

“Bulk Sales Laws”—as defined in Section 5.4.

“Business”—as defined in the recitals to this Agreement.

“Business Day”—any day other than (a) Saturday or Sunday or (b) any other day on which banks in Los Angeles, California are permitted or required to be closed.

“Buyer”—as defined in the preamble to this Agreement.

“Buyer Contact”—as defined in Section 12.2(a).

“Buyer Group”—as defined in Section 6.1.

“Buyer Indemnitees”—as defined in Section 11.2.

“Closing”—as defined in Section 2.7.

“Closing Accrued Vacation”—as defined in Section 2.3(b)(ii).

“Closing Cash Payment”—as defined in Section 2.3(a).

“Closing Date”—as defined in Section 2.7.

“COBRA”— the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

“Code”—the Internal Revenue Code of 1986, as amended.

“Competing Business”—as defined in Section 10.2(a).

“Confidential Information”—as defined in Section 12.1(a).

“Consent”—any approval, consent, ratification, waiver or other authorization.

“Contemplated Transactions”—all of the transactions contemplated by this Agreement.

“Contract” or “Contracts”—any agreement, contract (including any Government Contract), Lease, commitment or other undertaking or arrangement.

“Damages”—as defined in Section 11.2.

“Disclosing Party”—as defined in Section 12.1(a).

“Earn-Out Amount”—as defined in Section 2.9.

“Earn-Out Statement”—as defined in Section 2.9(c).

“Effective Time”—12:01 a.m. on the Closing Date.

“Election Period”—as defined in Section 11.6(d).

“Encumbrance”—any charge, claim, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

“ERISA”—the Employee Retirement Income Security Act of 1974.

“Estimated Accrued Vacation”—as defined in Section 2.3(b)(i).

“Exchange Act”—the Securities Exchange Act of 1934.

“Excluded Assets”—as defined in Section 2.2.

“Facilities”—any real property, leasehold or other interest in real property related solely to the Business and currently owned or operated by any Seller, including the Tangible Personal Property used or operated by any Seller at the respective locations of the Real Property specified in Section 3.6.

“GAAP”—generally accepted accounting principles for financial reporting in the United States, applied on a consistent basis.

“General Ledger” —as defined in Section 3.3.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

“Governmental Authorization”—any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement, which consent, license, registration or permit is related primarily to or required for the operation of the Business.

“Governmental Body”—any:

(a) nation, state, county, city, town, borough, village, district or other jurisdiction;

(b) federal, state, local, municipal, foreign or other government;

(c) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

(d) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

(e) official of any of the foregoing.

“Indemnitee”—as defined in Section 11.6(a).

“Indemnitor”—as defined in Section 11.6(a).

“Independent Accountants” —as defined in Section 2.9(e).

“Intellectual Property”—(a) all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (c) all registered copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer Software (including data and related documentation), and (g) all copies and tangible embodiments thereof (in whatever form or medium).

“Intellectual Property Licenses”—as defined in Section 3.20(b).

“Inventories”—all inventories of Sellers related solely to the Business, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies used or consumed by Sellers in the production of finished goods for the Business.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

“IRS”—the United States Internal Revenue Service and, to the extent relevant, the United States Department of the Treasury.

“Knowledge”—with respect to Sellers, Sellers will be deemed to have Knowledge of a particular fact or other matter if James R. Lavelle or Curtis J. Parker is actually aware of that fact or matter, and with respect to Buyer, Buyer will be deemed to have Knowledge of a particular fact or other matter if any Person relating thereto is actually aware of that fact or matter.

“Lease”—any Real Property Lease or any lease or rental agreement, license, right to use or installment and conditional sale agreement to which any Seller is a party related solely to the Business and any other Seller Contract related solely to the Business pertaining to the leasing or use of any Tangible Personal Property.

“Legal Requirement”—any federal, state or municipal law, ordinance, regulation, statute or treaty.

“Liability” or “Liabilities”—with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

“License Agreement” —as defined in Section 2.8(a)(iv).

“Material Adverse Effect”—means a material adverse effect on the assets, Liabilities, results of operations or financial condition of the Business taken as a whole, other than changes (a) relating to generally applicable United States economic conditions or the Business industry, (b) resulting from the execution of this Agreement or the consummation of the transactions contemplated hereby or thereby, or the public disclosure of any information relating thereto, or (c) arising out of or resulting from the fact that the Business prior to the Closing Date was operated as part of a larger company which provided corporate services and other support and had never operated as a stand alone business.

“Net Names”—as defined in Section 2.1(h).

“Non-Real Estate Encumbrances”—as defined in Section 3.7(b).

“Order”—any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body or arbitrator.

“Owned Intellectual Property”—as defined in Section 3.20(a).

“Parent”—as defined in the preamble to this Agreement.

“Parent Stockholder Approval”—as defined in Section 8.4.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

“Permitted Encumbrances”—means (a) liens for Taxes and other governmental charges and assessments which are not yet due and payable or which are being contested in good faith, (b) liens relating to deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of leases, trade contracts or other similar agreements, (c) any and all Legal Requirements relating to zoning and land use and (d) any utility company rights, easements and franchises.

“Person”—an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Body.

“Proceeding”—any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

“Purchase Price”—as defined in Section 2.3.

“Real Property Lease”—any ground lease or Space Lease.

“Receiving Party”—as defined in Section 12.1(a).

“Record”—information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Related Person”—With respect to a specified Person:

(f) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person;

(g) any Person that holds a Material Interest in such specified Person;

(h) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity);

(i) any Person in which such specified Person holds a Material Interest; and

(j) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

For purposes of this definition, (a) “control” (including “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act; and (b) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

“Representative”—with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

“Restrictive Covenants”—as defined in Section 11.11(a).

“Retained Liabilities”—as defined in Section 2.4(b).

“Securities Act”— the Securities Act of 1933, as amended.

“Seller” or “Sellers”—as defined in the preamble to this Agreement.

“Seller Benefit Plans”—all (i) material employee welfare benefit plans or employee pension benefit plans as defined in sections 3(1) and 3(2) of ERISA, including plans that provide retirement income or result in deferrals of income by employees for periods extending to their terminations of employment or beyond, and plans that provides medical, surgical or hospital care benefits or benefits in the event of sickness, accident, disability, death or unemployment and (ii) other material employee benefit agreements or arrangements that are not ERISA plans, including any deferred compensation plans, incentive plans, bonus plans or arrangements, stock option plans, stock purchase plans, stock award plans, golden parachute agreements, severance pay plans, dependent care plans, cafeteria plans, employee assistance programs, scholarship programs, retention incentive agreements, noncompetition agreements, vacation policies and, or other similar plans, agreement or arrangements that (a) are maintained by any Seller or any of its Related Persons for the benefit of Affected Employees, (b) have been approved by any Seller or any of its Related Persons but are not yet effective for the benefit of Affected Employees or their beneficiaries, or (c) were previously maintained by any Seller or any of its Related Persons for the benefit of the Affected Employees or their beneficiaries and with respect to which Seller or any of its Related Persons may have any liability, contingent or otherwise. However, Seller Benefit Plans shall not include any agreements between the Seller and any Affected Employees pursuant to which the Seller has agreed to pay Affected Employees additional compensation in consideration of their services rendered in connection with the sale of the Assets.

“Seller Contact”—as defined in Section 12.2(a).

“Seller Contract”—any Contract related solely to the Business (a) under which any Seller has or may acquire any rights or benefits; (b) under which any Seller has or may become subject to any obligation or liability; or (c) by which any Seller or any of the Assets may become bound.

“Seller Disclosure Letter”—the disclosure letter delivered by Sellers to Buyer concurrently with the execution and delivery of this Agreement.

“Seller Indemnitees”—as defined in Section 11.3.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

“Software”—all computer software and subsequent versions thereof, including source code, object, executable or binary code, objects, comments, screens, user interfaces, report formats, templates, menus, buttons and icons and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.

“Space Lease”—any lease or rental agreement pertaining to the occupancy of any improved space on any Land related solely to the Business.

“Subsidiary”—with respect to any Person (the “Owner”), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries.

“Survival Period”—as defined in Section 11.5.

“Tangible Personal Property”—all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, vehicles and other items of tangible personal property (other than Inventories) of every kind owned or leased by any Seller related solely to the Business, together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto.

“Tax”—any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees’ income withholding, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Body or payable under any tax-sharing agreement or any other Contract.

“Tax Return”—any return (including any information return), report, statement, schedule, notice, form, declaration, claim for refund or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

“Third Party”—a Person that is not a party to this Agreement.

“Third Party Claim”—any claim against any Indemnitee by a Third Party that could give rise to a right of indemnification under this Agreement.

“Transaction Agreements”—as defined in Section 11.11(a).

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

“Transferred Employee”—as defined in Section 10.1(a).

“Transition Services Agreement”—as defined in Section 2.8(a)(vi).

“[* * *]”—as defined in Section 2.10.

“[* * *] Contract”—as defined in Section 2.10.

“[* * *] Refund Amount”—as defined in Section 2.10.

1.2 USAGE

(a) Interpretation. In this Agreement, unless a clear contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii) reference to any gender includes each other gender;

(iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v) reference to any Legal Requirement means, unless expressly indicated otherwise, such Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means, unless expressly indicated otherwise, that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(vi) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(vii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(viii) “or” is used in the inclusive sense of “and/or”;

(ix) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(x) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

(c) Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

2. Sale and Transfer of Assets; Closing

2.1 ASSETS TO BE SOLD

Upon the terms and subject to the conditions set forth in this Agreement, at the Closing and effective as of the Effective Time, each Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase and acquire from such Seller, free and clear of any Encumbrances other than Permitted Encumbrances all of such Seller’s right, title, and interest in and to the Business, including the following (but excluding the Excluded Assets):

(a) all Tangible Personal Property;

(b) all Inventories;

(c) Except as set forth in Section 2.2(k), all Seller Contracts, and all outstanding offers or solicitations made by or to any Seller to enter into any Contract related solely to the Business (the “Assigned Contracts”);

(d) the Real Property Lease set forth in the Seller Disclosure Letter, together with any leasehold improvements thereunder (the “Assigned Lease”);

(e) all Governmental Authorizations related solely to the Business and all pending applications therefor or renewals thereof, in each case to the extent permitted by applicable Legal Requirement and otherwise transferable to Buyer;

(f) the data and Records of each Seller related solely to the Business that, consistent with such Seller’s past practices, are located at a facility located on the land or located at a property subject to a Real Property Lease, including client and customer lists and Records, referral sources, research and development reports and Records, production reports and Records, service and warranty Records, equipment logs, operating guides and manuals, financial and accounting Records, creative materials, advertising materials, promotional materials, studies, reports, correspondence and other similar documents and Records and, subject to Legal Requirements, copies of all personnel Records;

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(g) all of the intangible rights and property of Sellers used solely in the Business, including going concern value, goodwill, Software, and the Owned Intellectual Property (including Sellers’ right, title and interest in or to any assumed fictional business names, trade names, registered and unregistered trademarks, service marks, applications, logos, icons or any other trade designation or derivative of “FastTrack” or “Exchange Lynx”);

(h) all rights in the internet web sites and internet domain names set forth in the Seller Disclosure Letter; and

(i) all claims of Seller against Third Parties relating to the Business or the Assets, whether choate or inchoate, known or unknown, contingent or non-contingent; and

(j) all rights of Sellers relating to deposits and prepaid expenses, claims for refunds and rights to offset in respect thereof, in each case related to the Business.

All of the property and assets to be transferred to Buyer hereunder are herein referred to collectively as the “Assets.”

Notwithstanding the foregoing, to the extent that any of the Assigned Contracts (other than those required to be assigned or renewed pursuant to Section 2.8(a)(ix) hereof) are not assignable without the consent, waiver or approval of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. Parent and Sellers, in consultation with Buyer, shall use reasonable efforts to obtain such consents as contemplated by Section 5.1 hereof, and Buyer shall submit any financial information reasonably requested by the contract party in connection with the purchase of the Business in applying for such consents. If any such consent is not obtained prior to the Closing Date, Parent and Sellers shall cooperate with Buyer in any reasonable arrangement designed to provide for Buyer the benefits intended to be assigned to the Buyer under the relevant contract, including enforcement at the cost and for the account of the Buyer of any and all rights of the Seller against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise; provided that Buyer shall undertake to (i) pay or satisfy the corresponding Liabilities for the enjoyment of such benefit to the extent that Buyer would have been responsible therefor hereunder if such consent, waiver or approval had been obtained, (ii) pay all the reasonable costs and expenses of Parent and Sellers, other than non out-of-pocket expenses (e.g., time of Parent’s and Sellers’ employees), in providing such arrangements and taking such actions, and (iii) indemnify Parent and Sellers in full for any loss, claims or damages resulting to Parent and Sellers (including reasonable attorneys’ fees and expenses) in providing such arrangements and taking such actions.

2.2 EXCLUDED ASSETS

Notwithstanding anything to the contrary in this Agreement, Sellers shall not contribute, convey, assign, or transfer to Buyer, and Buyer shall not acquire or have any rights to acquire any assets (the “Excluded Assets”) other than those specifically set forth in Section 2.1. Without limiting the generality of the foregoing, unless and to the extent specifically set forth in Section 2.1, the following shall constitute Excluded Assets:

(a) all cash, cash equivalents, securities, money on deposit with banks, certificates of deposit and similar instruments and short-term investments;

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(b) all Accounts Receivable;

(c) all personnel Records and other Records that Seller is required by Legal Requirement to retain in its possession;

(d) all claims for refund or credit of Taxes, Tax loss carryforwards and other governmental charges of whatever nature;

(e) all rights in connection with and assets of the Seller Benefit Plans;

(f) all rights of Sellers under this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Transition Services Agreement and the other Transaction Agreements;

(g) all corporate or organizational records and minute books of each Seller;

(h) nontransferable Governmental Authorizations;

(i) the hardware listed in the Seller Disclosure Letter;

(j) the administrative Software and internet web sites and internet domain names listed in the Seller Disclosure Letter;

(k) subject to the license agreement to be entered into pursuant to Section 2.8(a)(iv), the JASware software in object code and source code;

(l) the Seller Contract listed in Section 2.2(l) of the Seller Disclosure Letter;

(m) all insurance policies of each Seller relating to the Business, any refunds paid or payable in connection with the cancellation or discontinuance of any insurance policies applicable to the Business, and any claims made on/or under such insurance policies; and

(n) accounts, notes or debts owed to the Business from, or by the Business to, an Affiliate of any Seller.

2.3 CONSIDERATION

(a) The consideration for the Assets (the “Purchase Price”) will be (i) Two Million Eight Hundred Thousand dollars ($2,800,000), subject to adjustment as provided in Section 2.3(b) (the “Closing Cash Payment”), (ii) plus the Earn-Out Amount, if any, (iii) minus the [* * *] Refund Amount, if any, (iv) plus the assumption of the Assumed Liabilities. In accordance with Section 2.8(b), at the Closing, the Closing Cash Payment of the Purchase Price shall be delivered by Buyer to Sellers by wire transfer of immediately available funds. The Earn-Out Amount, if any, shall be paid by Buyer to Parent in accordance with Section 2.9 and the [* * *] Refund Amount, if any, shall be paid by Sellers to Buyer in accordance with Section 2.10.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(b) The Purchase Price shall be adjusted as follows:

(i) Five days prior to the Closing Date, the Sellers shall deliver to the Buyer the latest statement from Administaff, Inc., the Parent’s payroll firm (“Administaff”), which statement shall include the Liabilities for vacation for the Transferred Employees accrued as of the date of such statement (the “Estimated Accrued Vacation”) and which shall be substantially in the form set forth in the Seller Disclosure Letter. If the Estimated Accrued Vacation is less than the vacation accrual for the Transferred Employees set forth on the Balance Sheet Statement, then the Closing Cash Payment to be paid by the Buyer at the Closing shall be decreased by an amount equal to such shortfall. If the Estimated Accrued Vacation is greater than the vacation accrual for the Transferred Employees set forth on the Balance Sheet Statement, then the Closing Cash Payment shall be increased by an amount equal to such excess.

(ii) As promptly as practicable, but no later than 30 calendar days after the Closing Date, the Sellers shall cause Administaff to prepare and deliver to the Sellers and the Buyer a statement that includes the Liabilities for vacation for the Transferred Employees accrued as of the Effective Time (the “Closing Accrued Vacation”), which shall be substantially in the form set forth in the Seller Disclosure Letter. If the Closing Accrued Vacation is greater than the Estimated Accrued Vacation, then the Buyer shall pay to the Seller an amount equal to the difference between the Estimated Accrued Vacation and the Closing Accrued Vacation within five Business Days after delivery of the statement of Closing Accrued Vacation to the Buyer and the Sellers, and if the Closing Accrued Vacation is less than the Estimated Accrued Vacation, then the $50,000 amount set forth in Section 2.9(b)(ii) shall be deemed increased by an amount equal to such shortfall. If the Final Accrued Vacation is equal to the Estimated Accrued Vacation, then no adjustment shall be made.

2.4 LIABILITIES

(a) Assumed Liabilities. On the Closing Date, but effective as of the Effective Time, Buyer shall assume and agree to discharge the following Liabilities of Sellers (the “Assumed Liabilities”):

(i) any Liability to any Seller’s customers incurred by such Seller in the ordinary course of business for orders outstanding as of the Effective Time;

(ii) any Liability to any of Seller’s customers under warranties implied by law and any warranty agreements and indemnities given by any Seller to its customers prior to the Effective Time in connection with the Business pursuant to any Assigned Contract;

(iii) all of each Seller’s obligations, Liabilities and commitments under the Assigned Contracts and the Assigned Lease attributable to the period subsequent to the Closing Date; provided, that such Assigned Contract has been assigned in accordance with this Agreement;

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(iv) Liabilities for vacation for the Transferred Employees accrued for periods prior to the Effective Time and all Liabilities relating to the Transferred Employees arising after the Effective Time and assumed by Buyer pursuant to Section 10.1, subject to adjustment pursuant to Section 2.3(b);

(v) any Liability under any Environmental Law at or relating to the Facilities, but excluding any Liability arising from the transportation prior to the Closing Date of materials from the Facilities to another location; and

(vi) all other Liabilities relating to the Business that arise after the Effective Time.

(b) Retained Liabilities. The Retained Liabilities shall remain the sole responsibility of and shall be retained, paid, performed and discharged solely by Sellers. “Retained Liabilities” shall mean every Liability of Sellers other than the Assumed Liabilities, including:

(i) any Liability for Taxes arising as a result of any Seller’s operation of the Business or ownership of the Assets prior to the Effective Time;

(ii) any Liability under any Contract not assumed by Buyer under Section 2.4(a);

(iii) any Liability of Seller under the Seller Benefit Plans or relating to payroll, sick leave, workers’ compensation or unemployment benefits for any Seller’s employees or, to the extent such Liability arises prior to the Effective Time out of or relating to the operation of the Business, former employees or both;

(iv) any Liability under any employment, severance, retention or termination agreement with any employee of any Seller or any of its Related Persons;

(v) any Liability of any Seller to any Related Person of such Seller;

(vi) any Liability to indemnify, reimburse or advance amounts to any officer, director, employee or agent of any Seller (other than the Liabilities with respect to the Transferred Employees that are being assumed by Buyer pursuant to Section 2.4(a)(iv);

(vii) except for the Liabilities assumed by Buyer pursuant to Section 2.4(a), all other Liabilities relating to the Business that existed prior to the Effective Time; and

(viii) any Liability of any Seller under this Agreement or any other document executed in connection with the Contemplated Transactions.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

2.5 SALES AND TRANSFER TAXES; RECORDING FEES

Buyer will pay all sales, motor vehicle sales and use, transfer and documentary Taxes, if any, payable in connection with the sale, conveyances, assignments, transfers and deliveries to be made to Buyer hereunder. Buyer shall promptly pay any such Taxes directly to the Governmental Body assessing them or reimburse Sellers for any such Tax upon demand and receipt of supporting evidence that any Seller made such payment. Appropriate sales Taxes will be due by Buyer at Closing if valid exemption certificates are not provided by Buyer at Closing. In the event that Seller is audited in connection with such Taxes, such Seller will notify Buyer of such audit and will not object to Buyer’s appearance in the audit.

2.6 ALLOCATION OF PURCHASE PRICE

The Purchase Price, together with Assumed Liabilities, shall be allocated as set forth on Section 2.6 of the Seller Disclosure Letter. Sellers and Buyer shall each report federal, state, local and other Tax consequences of the purchase and sale contemplated hereby (including the filing of Internal Revenue Service Form 8594) in a manner consistent with such allocation, and none of them shall take any position in any Tax Return, or other filing, proceeding or audit or otherwise that is inconsistent with such allocation

2.7 CLOSING

The purchase and sale provided for in this Agreement (the “Closing”) will take place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, commencing at 10:00 a.m. (local time) on the third Business Day immediately following the satisfaction or waiver of all conditions to the obligations of the parties hereto set forth in Articles 7 and 8, unless Buyer and Sellers otherwise agree (the date on which the Closing occurs, the “Closing Date”).

2.8 CLOSING OBLIGATIONS

In addition to any other documents to be delivered under other provisions of this Agreement, at the Closing:

(a) Sellers shall deliver to Buyer:

(i) a bill of sale for all of the Assets that are Tangible Personal Property, substantially in the form of Exhibit A (the “Bill of Sale”), executed by Sellers;

(ii) an assignment and assumption agreement that provides for the assignment of all of the Assigned Contracts and Assumed Liabilities by Sellers to Buyer and the assumption of the same by Buyer, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by Sellers;

(iii) for the Assigned Lease, an Assignment and Assumption of Lease, substantially in the form of Exhibit C or such other appropriate document or instrument of transfer, as the case may require, each in form and substance reasonably satisfactory to Buyer and its counsel and executed by the applicable Seller;

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(iv) a License Agreement (the “License Agreement”), substantially in the form of Exhibit D, pursuant to which the Sellers shall license the JASware software to the Buyer;

(v) assignments of all Intellectual Property Assets and separate assignments of all registered trademarks, patents and copyrights, substantially in the form of Exhibit E, executed by each Seller;

(vi) a transition services agreement, substantially in the form of Exhibit F (the “Transition Services Agreement”), pursuant to which Buyer shall provide certain transition services to Sellers for a period of up to three (3) months at no cost, executed by Sellers;

(vii) such other bills of sale, assignments, certificates of title, documents and other instruments of transfer and conveyance as may reasonably be requested by Buyer, each in form and substance reasonably satisfactory to Buyer and its legal counsel and executed by each Seller;

(viii) the certificates required by Sections 7.1 and 7.2 of this Agreement;

(ix) subject to the provisions of Section 2.10, fully executed assigned and renewed Contracts relating to the Business from the existing clients set forth in the Seller Disclosure Letter;

(x) a certificate of the Secretary of each Seller certifying, as complete and accurate as of the Closing, attached copies of the Certificate of Incorporation in the case of the Parent, and Certificate of Incorporation, certificate of formation, operating agreement and bylaws, as the case may be, of such Seller as in effect on the date thereof, certifying and attaching all requisite resolutions or actions of such Seller’s board of directors or board of managers or other governing body approving the execution and delivery of this Agreement and the consummation of the Contemplated Transactions and certifying to the incumbency and signatures of the officers or members of such Seller executing this Agreement and any other document relating to the Contemplated Transactions; and

(b) Buyer shall deliver to Sellers:

(i) the Closing Cash Payment by wire transfer of immediately available funds to an account specified by Sellers in a writing delivered to Buyer at least two (2) Business Days prior to the Closing Date;

(ii) the Assignment and Assumption Agreement, executed by Buyer;

(iii) the Transition Services Agreement, executed by Buyer;

(iv) the License Agreement, executed by Buyer;

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(v) the certificates required by Sections 8.1 and 8.2 of this Agreement; and

(vi) a certificate of the Secretary of Buyer certifying, as complete and accurate as of the Closing, attached copies of the articles of organization and operating agreement of Buyer as in effect on the date thereof and certifying and attaching all requisite resolutions or actions of Buyer’s managing member approving the execution and delivery of this Agreement and the consummation of the Contemplated Transactions and certifying to the incumbency and signatures of the managing member of Buyer executing this Agreement and any other document relating to the Contemplated Transactions.

2.9 POST-CLOSING EARN-OUT

Sellers shall be entitled to receive a post-closing earn-out (the “Earn-Out Amount”) determined in accordance with and paid at the time and manner set forth in this Section 2.9.

(a) Subject to the provisions of this Section 2.9, including without limitation, Sections 2.9(b) below, with respect to each of the years ending on the first, second and third anniversary of the Closing Date, Buyer shall pay to Parent (on behalf of Sellers) an aggregate cash payment equal to 3% of the annual gross sales generated by Buyer in connection with Buyer’s operation of the Assets and the Business for each year within such three year period; provided, that Parent shall only be entitled to such payment in the event the annual gross sales for any such year are equal to or greater than $4.9 million.

(b) Notwithstanding anything herein to the contrary, in no event shall (i) the aggregate cumulative payments of the Earn-Out Amounts made by Buyer under Section 2.9(a) exceed $1,000,000 and (ii) the Buyer have any obligation to pay the first $50,000 earned pursuant to this Section 2.9; provided, however, that such $50,000 shall be counted toward the maximum Earn-Out Amount that may be earned pursuant to this Section 2.9.

(c) After the end of each of the first three anniversaries of the Closing Date, Buyer shall prepare a statement (each, an “Earn-Out Statement”) setting forth the annual gross sales with respect to such year, which statement shall be prepared on the same basis and applying the same accounting principles, policies and practices that were used by Sellers in preparing the Balance Sheet Statement. Buyer shall then determine the Earn-Out Amount, if any, for each such year based upon the Earn-Out Statement for such year. Buyer shall deliver the Earn-Out Statement and its determination of the relevant Earn-Out Amount to Sellers within sixty (60) days following each of the first three anniversaries of the Closing Date. Sellers and their independent auditors and other Representatives shall have the right to review and verify each Earn-Out Statement and determination of the related Earn-Out Amount when received and Buyer shall provide Sellers with access to all related working papers.

(d) If within thirty (30) days following delivery of any Earn-Out Statement and the related Earn-Out Amount calculation Sellers have not given Buyer written notice of their objection as to the relevant Earn-Out Amount calculation (which notice shall state the basis of Seller’s objection), then the Earn-Out Amount calculated by Buyer shall be binding and conclusive on the parties and such amount shall paid by Buyer to Parent (on behalf of Sellers) as provided in Section 2.9(f).

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(e) If Sellers duly give Buyer such notice of objection, and if Sellers and Buyer fail to resolve the issues outstanding with respect to any Earn-Out Statement and the calculation of the related Earn-Out Amount within thirty (30) days of Buyer’s receipt of Sellers’ objection notice, Sellers and Buyer shall submit the issues remaining in dispute to Ernst & Young LLP, independent public accountants or such other independent accounting firm mutually agreed to by Buyer and Sellers (the “Independent Accountants”), for resolution. If issues are submitted to the Independent Accountants for resolution, (i) Sellers and Buyer shall furnish or cause to be furnished to the Independent Accountants such work papers and other documents and information relating to the disputed issues as the Independent Accountants may request and are available to that party or its agents and shall be afforded the opportunity to present to the Independent Accountants any material relating to the disputed issues and to discuss the issues with the Independent Accountants; (ii) the determination by the Independent Accountants, as set forth in a notice to be delivered to both Sellers and Buyer within sixty (60) days of the submission to the Independent Accountants of the issues remaining in dispute, shall be final, binding and conclusive on the parties and shall be used in the calculation of the relevant Earn-Out Amount; and (iii) Parent and Buyer will each bear fifty percent (50%) of the fees and costs of the Independent Accountants for such determination.

(f) If any Earn-Out Statement delivered with respect to each of the years ending on the first, second and third anniversary of the Closing Date indicates that any Earn-Out Amount is payable, Buyer shall make payment to Parent (on behalf of the Sellers) in the aggregate amount of such Earn-Out Amount within 10 days of the earlier of (i) the expiration of the 30-day period in which Sellers had to deliver a notice of disagreement pursuant to Section 2.9(d) but did not do so, (ii) within five (5) days of the day on which Buyer receives a written notice signed by Sellers to the effect that they will not be delivering a notice of disagreement pursuant to Section 2.9(d) or (iii) within five (5) days of the day on which any matters disputed in a notice of disagreement are decided by agreement between Buyer and Sellers or by decision of the Independent Accountant. Any payments to Parent under this Section 2.9 shall be made by wire transfer of immediately available funds to an account specified by Sellers in a writing delivered to Buyer at least two (2) Business Days prior to the date such payment is to be made.

2.10 POST-CLOSING REFUND

In the event [* * *] (“[* * *]”) does not renew its services and support contract (the “[* * *] Contract”) with Cotelligent USA, Inc. currently scheduled to expire on [* * *] or enter into a new services and support contract with Buyer by May 31, 2005, Buyer shall be entitled to receive a post-closing refund (the “[* * *] Refund Amount”) of up to $700,000, with the actual [* * *] Refund Amount determined in accordance with and paid at the time and manner set forth in this Section 2.10.

(a) In the event [* * *] renews the [* * *] Contract or enters into a new contract with Buyer or its Related Persons which provides for the payment by [* * *] of 80% or greater of the total dollar amount generated by the [* * *] Contract for the fiscal year ended December 31, 2004, the [* * *] Refund Amount shall be zero.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(b) In the event the [* * *] Contract is not renewed, or in the event [* * *] renews the [* * *] Contract or enters into a new contract with Buyer or its Related Persons which provides for the payment by [* * *] of less than 80% of the total dollar amount associated with the monthly service and support charges under the [* * *] Contract for the fiscal year ended December 31, 2004, the [* * *] Refund Amount shall be an amount equal to the difference between (i) $700,000 and (ii) $700,000 multiplied by a fraction, the numerator of which shall be the twelve (12) month amortized dollar amount of payments to be made by [* * *] pursuant to such renewed or new contract, and the denominator of which shall be 1,406,851. Any [* * *] Refund Amount under this Section 2.10(b) shall paid by Sellers to Buyer within ten (10) days of Parent’s receipt of written notice from Buyer regarding the execution and delivery by [* * *] and Buyer of such renewed or new contract and such payment shall be made by Sellers by wire transfer of immediately available funds to the account designated by Buyer at least two (2) Business Days prior to the date such payment is to be made.

(c) Notwithstanding the foregoing, in the event the [* * *] Contract is not renewed but [* * *] continues to pay the monthly service and support charges in effect as of the date hereof under the [* * *] Contract for a period of eight (8) consecutive months following the Closing Date, Buyer shall not be entitled to any [* * *] Refund Amount.

3. Representations and Warranties of Sellers

Sellers represent and warrant to Buyer as follows:

3.1 ORGANIZATION AND GOOD STANDING

Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, operate and lease properties and assets and to carry on businesses in the places and in the manner currently conducted. Each Seller is duly qualified to do business as a foreign corporation and is in good standing under the laws of each State or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect on such Seller or the Business.

3.2 ENFORCEABILITY; AUTHORITY; NO CONFLICT

(a) Each Seller has all requisite corporate or limited liability company power and authority to enter into this Agreement and the documents to be delivered by such Seller at the Closing and to perform its obligations hereunder and thereunder, including the Contemplated Transactions. This Agreement has been duly executed and delivered by Sellers and, assuming the due execution and delivery of this Agreement by Buyer, constitutes a legal, valid and binding obligation of Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. This Agreement and the Contemplated Transactions have been duly authorized by all necessary action by Sellers’ board of

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

directors or similar governing body. Except for the Parent Stockholder Approval, which is required to consummate the Contemplated Transactions, no further corporate or stockholder action is necessary on the part of Sellers to execute and deliver this Agreement or to consummate the Contemplated Transactions.

(b) Except as set forth in the Seller Disclosure Letter and except for the Parent Stockholder Approval, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

(i) Conflict with or violate the Articles of Incorporation (or operating agreements as the case may be) of Parent or Sellers;

(ii) Conflict with, constitute a material breach, violation or termination of any provision of, or give rise to any right of termination, cancellation or acceleration, or loss of any material right or benefit or both, under any Seller Contract;

(iii) Result in an acceleration or increase of any indebtedness or other amounts due with respect to the Business or the Assets;

(iv) Result in the imposition or creation of any Encumbrance (other than a Permitted Encumbrance) upon or with respect to any of the Assets; or

(v) To the Knowledge of Sellers, contravene, conflict with or result in a violation or breach of any Governmental Authorization, Legal Requirement or Order applicable to Sellers, the Business or the Assets or to which Sellers, the Business or any of the Assets may be subject, except for any such violation or breach that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Sellers, the Assets or the Business.

(c) Except as set forth in Section 3.2(c) of the Seller Disclosure Letter, no Seller is required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions, except where the failure to notify or obtain such a consent would not reasonably be expected, as of the date hereof, to have a Material Adverse Effect on Sellers, the Assets or the Business.

3.3 FINANCIAL STATEMENTS

Sellers have delivered to Buyer (i) an unaudited statement of certain assets and certain liabilities of the Business as of December 31, 2004 (the “Balance Sheet Statement”) and (ii) an unaudited statement of the general ledger (including the reconciliation thereof) of the Business (the “General Ledger”), copies of which are set forth in the Seller Disclosure Letter. The Balance Sheet Statement and General Ledger were each created specially by Sellers in connection with the transactions contemplated hereby from Sellers’ financial records. Subject to the foregoing circumstances with respect to their creation and subject to Sellers’ disclosure to Buyer that certain internal allocations of expenses shared with other business units of the Sellers, as well as certain

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direct liabilities of the Business, are not allocated to the Balance Sheet Statement of the Business or the General Ledger, the Balance Sheet Statement and the General Ledger are in accordance with the books and records of the Sellers and the Balance Sheet Statement presents fairly, in all material respects, the assets and liabilities of the Business as of the date thereof and the General Ledger presents fairly, in all material respects, the revenue and expenses of the Business for the period thereof.

3.4 BOOKS AND RECORDS

The books of account and other financial Records of Sellers related to the Business, all of which have been made available to Buyer, are complete and correct and represent actual, bona fide transactions and have been maintained in accordance with sound business practices.

3.5 SUFFICIENCY OF ASSETS

Except as set forth in the Seller Disclosure Letter, to the Knowledge of Sellers the Assets constitute all of the assets, tangible and intangible, of any nature whatsoever, necessary to operate the Business in materially the same manner in which it is presently operated by Sellers.

3.6 DESCRIPTION OF LEASED REAL PROPERTY

Section 2.1(d) of the Seller Disclosure Letter contains a list of all Real Property Leases which are used solely in the Business.

3.7 TITLE TO ASSETS; ENCUMBRANCES

(a) Seller has a valid and subsisting leasehold interest in the Real Property described in the Seller Disclosure Letter.

(b) Sellers own good and transferable title to all of the Tangible Personal Property free and clear of any Encumbrances other than Permitted Encumbrances and those Encumbrances described in the Seller Disclosure Letter (“Non-Real Estate Encumbrances”). Sellers warrant to Buyer that, at the time of Closing, all such Tangible Personal Property shall be free and clear of all Non-Real Estate Encumbrances other than (i) those identified in the Seller Disclosure Letter, (ii) the interest of any United States Governmental Body in technical data, computer software, and patents under the clauses pertaining thereto in any government Contract relating to the Business, if any, and (iii) Encumbrances or other rights of Governmental Bodies or other Persons in respect of property or assets delivered to Seller for repair, maintenance, or other improvements.

3.8 INVENTORIES

All items included in the Inventories consist of a quality and quantity consistent in all material respects with past practices or reasonable future expectations except for obsolete items, slow-moving items and items of below-standard quality. Inventories on hand that were purchased after the date of the Balance Sheet Statement were purchased in the ordinary course of business consistent with past practices or reasonable future expectations at a cost generally not exceeding market prices prevailing at the time of purchase.

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3.9 NO UNDISCLOSED LIABILITIES

Except as set forth in the Seller Disclosure Letter, to Sellers’ Knowledge, no Seller has any material Liability related to the Business or affecting the Assets except for Liabilities disclosed in the Seller Disclosure Letter, Liabilities reflected, reserved against or otherwise described in the Balance Sheet Statement, the consolidated financial statements of Parent, and current liabilities incurred in the ordinary course of business consistent with past practices or reasonable future expectations since the date of the Balance Sheet Statement.

3.10 TAXES

(a) There are no Encumbrances other than Permitted Encumbrances on any of the Assets that arose in connection with any failure (or alleged failure) to pay any Tax, and Sellers have no Knowledge of any basis for assertion of any claims attributable to Taxes which, if adversely determined, would result in any such Encumbrance.

(b) There is no Tax sharing agreement, Tax allocation agreement, Tax indemnity obligation or similar written or unwritten agreement, arrangement, understanding or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other arrangement relating to Taxes) that will require any payment by any Seller as a result of the sale of the Business.

3.11 NO MATERIAL ADVERSE EFFECT

Except as set forth in the Seller Disclosure Letter, since the date of the Balance Sheet Statement, there has not been any change in the operations, Assets, or financial condition of the Business which have had a Material Adverse Effect on the Sellers, the Business or the Assets, and, to Sellers’ Knowledge, no event has occurred or circumstance exists that would reasonably be expected to result in a Material Adverse Effect on the Sellers, the Business or the Assets.

3.12 EMPLOYEE BENEFITS

The Seller Disclosure Letter contains a list of all Seller Benefit Plans. Sellers have made available for review by Buyer copies of all Seller Benefit Plans.

3.13 COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS

(a) Except as set forth in the Seller Disclosure Letter:

(i) Sellers have complied in all material respects with all Legal Requirements applicable to the conduct and operation of the Business and the ownership or use of any of the Assets;

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(ii) With regard to the Business and the Assets, to Sellers’ Knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time) would be reasonably expected to constitute or result in a violation by any Seller of, or a failure on the part of any Seller to comply with, any Legal Requirement relating to the Business or the Assets; and

(iii) No Seller has received, at any time since January 1, 2002, any notice from any Governmental Body regarding any actual, alleged or potential material violation of, or failure to comply with, any Legal Requirement with respect to the Business or any of the Assets.

(b) The Seller Disclosure Letter shall contain a list of each material Governmental Authorization that is held by any Seller relating to the Business or the Assets. Each such Governmental Authorization listed in the Seller Disclosure Letter is in full force and effect. Except as set forth in the Seller Disclosure Letter:

(i) Each Seller is in compliance in all material respects with all of the terms and requirements of each Governmental Authorization identified in the Seller Disclosure Letter;

(ii) To Sellers’ Knowledge, no event has occurred or circumstance exists that will (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in the Seller Disclosure Letter or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Governmental Authorization listed or required to be listed in the Seller Disclosure Letter;

(iii) No Seller has received, at any time since January 1, 2002, any notice from any Governmental Body regarding (A) any actual, alleged, possible or potential material violation of or failure to comply with any term or requirement of any Governmental Authorization or (B) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of or modification to any Governmental Authorization; and

(iv) all applications required to have been filed for the renewal of the Governmental Authorizations listed in the Seller Disclosure Letter have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies, except where the failure to make such filing could not reasonably be expected to have a Material Adverse Effect on the Business or the Assets.

3.14 LEGAL PROCEEDINGS; ORDERS

(a) Except as set forth in the Seller Disclosure Letter, there is no pending or, to Sellers’ Knowledge, threatened Proceeding:

(i) by or against Seller that relates to or would reasonably be expected to result in a Material Adverse Effect on the Business or the Assets; or

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(ii) that challenges, or that may have the effect of preventing, materially delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions.

Except as set forth in the Seller Disclosure Letter, to the Sellers’ Knowledge, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. Sellers have made available to Buyer copies of all pleadings, correspondence and other documents relating to each Proceeding listed in the Seller Disclosure Letter, if any.

(b) Except as set forth in the Seller Disclosure Letter:

(i) there is no Order to which the Business or any of the Assets is subject that would reasonably be expected to result in a Material Adverse Effect on the Business or Assets or have the effect of preventing, materially delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions; and

(ii) to Sellers’ Knowledge, no agent or employee of any Seller is subject to any Order that prohibits such agent or employee from engaging in or continuing any conduct, activity or practice relating to the Business.

(c) Except as set forth in the Seller Disclosure Letter:

(i) Each Seller is in compliance in all material respects with all of the terms and requirements of each Order to which it or any of the Assets is or has been subject;

(ii) no event has occurred or circumstance exists that is reasonably likely to constitute or result in (with or without notice or lapse of time) a material violation of or failure to comply with any term or requirement of any Order to which any Seller (with respect to the Business) or any of the Assets is subject; and

(iii) No Seller has received, at any time since January 1, 2002, any notice from any Governmental Body regarding any actual, alleged or potential material violation of, or failure to comply with, any term or requirement of any Order to which Seller (with respect to the Business) or any of the Assets is or has been subject.

3.15 ABSENCE OF CERTAIN CHANGES AND EVENTS

Except as set forth in the Seller Disclosure Letter, since the date of the Balance Sheet Statement, each Seller has conducted the Business only in the ordinary course of business consistent with past practices or reasonable future expectations and there has not been any:

(a) payment (except in the ordinary course of business consistent with past practices) or increase by any Seller of any bonuses, salaries or other compensation to any employee of the Business or entry into any employment, severance or similar Seller Contract with any employee of the Business;

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(b) material damage to or destruction or loss of any Asset, whether or not covered by insurance;

(c) entry into, termination of or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit or similar Seller Contract to which any Seller is a party related to the Business or Assets, or (ii) any Contract or transaction involving a total remaining commitment by Seller of at least $100,000 relating to the Business or Assets;

(d) sale (other than sales of Inventories in the ordinary course of business), lease or other disposition of any material Asset or property of any Seller (including the Intellectual Property Assets) or the creation of any Encumbrance (other than a Permitted Encumbrance) on any Asset;

(e) cancellation or waiver of any claims or rights relating to the Business or the Assets with a value to any Seller in excess of $100,000;

(f) written notification by any significant customer or supplier of the Business of an intention to discontinue or materially change the terms of its relationship with Seller;

(g) material change in the accounting methods used by any Seller, which relates to the Business or the Assets; or

(h) Contract entered into by any Seller to do any of the foregoing.

3.16 CONTRACTS; NO DEFAULTS

(a) The Seller Disclosure Letter contains an accurate and complete list, and Sellers have made available to Buyer accurate and complete copies, of:

(i) each Seller Contract that involves performance of services or delivery of goods or materials by any Seller, which relates solely to the Business or the Assets of an amount or value in excess of $10,000;

(ii) each Seller Contract that involves performance of services or delivery of goods or materials to any Seller, which relates solely to the Business or the Assets of an amount or value in excess of $10,000;

(iii) each Seller Contract that was not entered into in the ordinary course of business consistent with past practices and that relates solely to the Business or the Assets and involves expenditures or receipts of any Seller in excess of $10,000;

(iv) each Seller Contract affecting the ownership of, leasing of, title to, use of or any leasehold or other interest in any real or personal property relating solely to

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the Business (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $10,000 and with a term of less than one year);

(v) each Seller Contract relating solely to the Business with any labor union or other employee representative of a group of employees relating to wages, hours and other conditions of employment;

(vi) each Seller Contract (however named) involving a sharing of profits, losses, costs or liabilities by any Seller with any other Person;

(vii) each Seller Contract containing covenants that restrict any Seller’s business activity or limit the freedom of such Seller to engage in any line of business or to compete with any Person;

(viii) each Seller Contract providing for payments to or by any Person based on sales, purchases or profits, other than direct payments for goods;

(ix) each power of attorney of any Seller relating solely to the Business or the Assets that is currently effective and outstanding;

(x) each Seller Contract for capital expenditures relating solely to the Business or the Assets in excess of $10,000;

(xi) each Seller Contract relating solely to the Business or the Assets not denominated in U.S. dollars;

(xii) each written warranty, guaranty and/or other similar undertaking with respect to contractual performance extended by any Seller with respect to the Business other than in the ordinary course of business consistent with past practices; and

(xiii) each amendment, supplement and modification (whether oral or written) in respect of any of the foregoing.

(b) Except as set forth in the Seller Disclosure Letter:

(i) each Assigned Contract is in full force and effect and is valid and enforceable in accordance with its terms; and

(ii) each Assigned Contract is assignable by the applicable Seller to Buyer without the consent of any other Person.

(c) Except as set forth in the Seller Disclosure Letter:

(i) Each Seller is in material compliance with all applicable terms and requirements of each Assigned Contract;

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(ii) to Sellers’ Knowledge, each other Person that has or had any obligation or liability under any Assigned Contract is in compliance with all applicable terms and requirements of such Assigned Contract;

(iii) to Sellers’ Knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time) would reasonably be expected to contravene, conflict with or result in a Breach of, or give any Seller or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any Assigned Contract that is being assigned to or assumed by Buyer; and

(iv) to Sellers’ Knowledge, no event has occurred or circumstance exists under or by virtue of any Assigned Contract that (with or without notice or lapse of time) would cause the creation of any Encumbrance (other than a Permitted Encumbrance) affecting any of the Assets.

3.17 INSURANCE

The Seller Disclosure Letter sets forth a list of all policies of fire, casualty, liability, burglary, fidelity, worker’s compensation and other forms of insurance held by each Seller that are material to the Business and material details regarding each, including limits of liability, deductibles and self insurance retentions.

3.18 EMPLOYEES

(a) The Seller Disclosure Letter contains a list of all Affected Employees, together with each Affected Employee’s title or job description and work location. Sellers have separately delivered to Buyer a list of each Affected Employee’s annualized salary or hourly wage rate.

(b) The Seller Disclosure Letter contains a list of all independent contractors performing manufacturing services for the Business, together with each such independent contractor’s title or job description and work location. Seller has separately delivered to Buyer a list of each such independent contractor’s general compensation arrangement.

3.19 LABOR DISPUTES; COMPLIANCE

Except as set forth in the Seller Disclosure Letter,

(a) No Seller is a party to any collective bargaining agreement with regard to the Affected Employees;

(b) Each Seller and its Related Persons are in substantial compliance with all Legal Requirements applicable to the Affected Employees with regard to employment and employment practices, terms and conditions of employment, wages, and occupational safety and health and are not engaged in any unfair labor or unfair employment practices;

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(c) there is no unfair labor practice charge or complaint against any Seller or any of its Related Persons involving or related to Affected Employees pending (with service of process having been made, or written notice of investigation or inquiry having been served, on such Seller or any of its Related Persons), or to Sellers’ Knowledge, otherwise pending or threatened, before the National Labor Relations Board or any court;

(d) as of the date of this Agreement, there is no labor strike or other material dispute, slowdown or stoppage pending against any Seller involving the Affected Employees; and

(e) no union certification or decertification petition has been filed (with service of process having been made on any Seller or any of its Related Persons), or to Sellers’ Knowledge, threatened, that relates to Affected Employees and no union authorization campaign has been conducted, in each case, within the past 12 months.

3.20 INTELLECTUAL PROPERTY

(a) To Sellers’ Knowledge, each Seller owns, free and clear from all Encumbrances (other than immaterial Encumbrances) or otherwise possesses legally enforceable rights to all of the Intellectual Property and Software necessary for the operation of the Business as currently conducted. The Intellectual Property owned by each Seller and listed in the Seller Disclosure Letter (“Owned Intellectual Property”) and the Intellectual Property licensed to each Seller for use in connection with the Business being sold comprise all of the material Intellectual Property that is necessary for the operation of the Business as currently conducted.

(b) The Seller Disclosure Letter sets forth a complete list of all Owned Intellectual Property for which an application has been filed with a Governmental Body, including patents, trademarks, service marks and copyrights, issued or registered, or for which any application for issuance or registration thereof has been filed. The Seller Disclosure Letter sets forth a complete list of all material trademarks, service marks and other trade designations that are Owned Intellectual Property and not otherwise identified in the Seller Disclosure Letter. The Seller Disclosure Letter sets forth, with respect to the Business, a complete list of all material licenses (i) pursuant to which the use by any Person of Intellectual Property is permitted by any Seller, or (ii) pursuant to which the use by any Seller of the Intellectual Property of a third party is permitted by any Person (other than commercial software) (collectively, the “Intellectual Property Licenses”). To Sellers’ Knowledge, the Intellectual Property Licenses are in full force and effect.

(c) To Sellers’ Knowledge, there are no claims of infringement, misappropriation or other violation of the Intellectual Property rights of a Third Party that will occur as a result of the continued operation of the Business as presently conducted.

(d) To Sellers’ Knowledge, no Intellectual Property that is Owned Intellectual Property or subject to any Intellectual Property License is being infringed by Third Parties. To Sellers’ Knowledge, there is no claim or demand of any Third Party, or any Proceeding which is pending (with service of process having been served on any Seller) or, to Sellers’ Knowledge, threatened, that challenges the ownership rights of any Seller in respect of any Intellectual Property, or claims that any default exists under any Intellectual Property License.

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3.21 BROKERS OR FINDERS

Except for Sanders, Morris, Harris, Inc., no Seller has used any broker or finder in connection with the transaction described in this Agreement, and neither Buyer nor any of its Related Persons shall have any liability or otherwise suffer or incur any loss or expense as a result of or in connection with any brokerage or finder’s fee or other commission of any Person retained by any Seller or any of its Related Persons in connection with the Contemplated Transactions.

4. Representations and Warranties of Buyer

Buyer represents and warrants to Sellers as follows:

4.1 ORGANIZATION AND GOOD STANDING

(a) Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to own, operate and lease its properties and assets and to carry on its business in the places and in the manner currently conducted.

(b) Complete and accurate copies of the articles of organization and operating agreement of Buyer, as currently in effect, have been made available to Sellers.

4.2 ENFORCEABILITY; AUTHORITY; NO CONFLICT

(a) Buyer has all requisite power and authority to enter into this Agreement and the documents to be delivered by Buyer at the Closing and to perform its obligations hereunder and thereunder, including the Contemplated Transactions. This Agreement has been duly executed and delivered by Buyer and, assuming the due execution and delivery of this Agreement by Sellers, constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. This Agreement and the Contemplated Transactions have been duly authorized by all necessary action by Buyer’s managing member. No further limited liability company or member action is necessary on the part of Buyer to execute and deliver this Agreement or to consummate the Contemplated Transactions.

(b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

(i) Conflict with or violate the articles of organization or operating agreement of Buyer;

(ii) Conflict with, constitute a breach, violation or termination of any provision of, or give rise to any right of termination, cancellation or acceleration, or loss of any right or benefit or both, under any material Contract to which Buyer is a party; or

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(iii) To Buyer’s Knowledge, contravene, conflict with or result in a violation or breach of any Governmental Authorization, Legal Requirement or Order applicable to Buyer or to which Buyer may be subject.

(c) Buyer is not required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

4.3 CERTAIN PROCEEDINGS

There is no pending or, to Buyer’s Knowledge, threatened Proceeding that challenges, or that may have the effect of preventing, materially delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions. To Buyer’s Knowledge, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

4.4 FINANCING; ABILITY TO DISCHARGE LIABILITIES

Buyer is sufficiently capitalized and has sufficient funds available on hand, and has existing, committed financing facilities to (a) pay the Closing Cash Payment at the Closing and any Earn-Out Amount to be paid thereafter, and (b) timely perform, discharge and otherwise satisfy when due any and all Assumed Liabilities.

4.5 INVESTIGATION BY BUYER

Buyer has conducted its own independent review and analysis of the Business, operations, assets (including inventories), liabilities, results of operations, financial condition, software, Intellectual Property, technology and prospects of the Business and acknowledges that it has been provided full access to the personnel, properties, premises and records of the Business for such purpose.

5. Covenants of Buyer and Sellers Prior to Closing

5.1 REQUIRED APPROVALS

Buyer and Sellers shall make as promptly as practicable following the date of this Agreement the other notifications required in connection with this Agreement and the Contemplated Transactions, and shall use commercially reasonable efforts to obtain the Consents of all Third Parties required in connection with the consummation of the Contemplated Transactions. Buyer and Sellers shall coordinate and cooperate in exchanging information and assistance in connection with obtaining Consents of Third Parties and making all filings or notifications necessary to transfer any Governmental Authorizations to Buyer, or in connection with any applications for new Governmental Authorizations relating to the Business.

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5.2 NOTIFICATION

Between the date of this Agreement and the Closing, Buyer shall give prompt notice to Sellers, and Sellers shall give prompt notice to Buyer (in the form of updates to the Seller Disclosure Letter), of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be reasonably likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied; or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.2 shall not have any effect for the purpose of determining the satisfaction of the conditions set forth in this Agreement or otherwise limit a party’s ability to terminate this Agreement pursuant to Section 9.1(a) or (b) below. Notwithstanding the foregoing, unless the party so notified provides the other party with a termination notice within five (5) Business Days after delivery by the notifying party of an update to the Seller Disclosure Letter pursuant to this Section 5.2, the notified party shall be deemed to have waived any and all rights, remedies or other recourse against the notifying party with respect to the information contained in such updated Seller Disclosure Letter, including, without limitation, the right to terminate the Agreement or prevent the consummation of the transactions contemplated hereby.

5.3 COMMERCIALLY REASONABLE EFFORTS

Buyer and Seller shall use commercially reasonable efforts to cause the conditions in Articles 7 and 8 to be satisfied.

5.4 BULK SALES LAWS

Buyer and Sellers hereby waive compliance with the bulk-transfer provisions of the Uniform Commercial Code (or any similar law) (“Bulk Sales Laws”) in connection with the Contemplated Transactions.

COMPLIANCE WITH LEGAL REQUIREMENTS

Buyer will comply in all material respects with all Legal Requirements applicable to the Business and the ownership of the Assets.

6. Covenants of Sellers Prior to Closing

6.1 ACCESS AND INVESTIGATION

(a) Between the date of this Agreement and the Closing Date, and upon reasonable advance notice received from Buyer, each Seller shall (a) afford Buyer and its Representatives (collectively, “Buyer Group”) reasonable access, during regular business hours, to Seller’s personnel, properties, Contracts, Governmental Authorizations, books and Records and other documents and data related to the Business and Assets, such rights of access to be exercised in a manner that does not unreasonably interfere with the operations of Seller; (b) afford the Buyer Group with reasonable access to the employees of the Business and to the customers and clients of

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the Business; (c) furnish Buyer Group with copies of all such Contracts, Governmental Authorizations (if any), books and Records and other existing documents and data related to the Business and Assets as Buyer may reasonably request; (d) furnish Buyer Group with such additional financial, operating and other relevant data and information regarding the Business and Assets as Buyer may reasonably request; and (e) otherwise cooperate and assist, to the extent reasonably requested by Buyer, with Buyer’s investigation of the properties, assets and financial condition related to the Business and Assets. In addition, Buyer shall have the right to have the Real Property and Tangible Personal Property inspected by Buyer Group, at Buyer’s sole cost and expense, for purposes of determining the physical condition and legal characteristics of the Real Property and Tangible Personal Property. Buyer shall maintain, and shall cause its officers, employees, representatives, consultants and advisors to maintain, all information obtained by Buyer pursuant to any due diligence activity as strictly confidential, unless disclosure of any facts discovered through such environmental assessment is required under any laws.

(b) Prior to the Closing Date, and upon reasonable advance notice received from Buyer, Sellers shall afford Buyer Group reasonable access, during regular business hours, to the Facility that is subject to the Assigned Lease, so as to permit Buyer to identify with tags, to the extent practicable, the tangible Assets being sold pursuant to Section 2.1 of this Agreement and the tangible Excluded Assets that are not being sold to Buyer in accordance with Section 2.2 of this Agreement.

6.2 OPERATION OF THE BUSINESS

Between the date of this Agreement and the Closing, with respect to the Business and Assets, unless Buyer otherwise consents in writing, each Seller shall:

(a) conduct the Business only in the ordinary course of business consistent with past practices or reasonable future expectations;

(b) without making any commitment on Buyer’s behalf, use commercially reasonable efforts to preserve intact the current Business organization, keep available the services of its employees and agents and maintain its relations and good-will with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;

(c) make no material changes in management personnel of the Business;

(d) maintain the Assets in a state of repair and condition that complies with Legal Requirements and is consistent with the requirements and normal conduct of the Business;

(e) use commercially reasonable efforts to keep in full force and effect, without amendment, all material rights relating to the Business;

(f) comply with all Legal Requirements and use commercially reasonable efforts to comply with all contractual obligations applicable to the operations of the Business;

(g) continue in full force and effect the insurance coverage under the policies set forth in the Seller Disclosure Letter or substantially equivalent policies; and

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(h) maintain all books and Records of Seller relating to the Business in the ordinary course of business consistent with past practices.

6.3 NEGATIVE COVENANT

Except as otherwise expressly permitted herein, between the date of this Agreement and the Closing Date, each Seller shall not, without the prior written Consent of Buyer, (a) take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Sections 3.11 or 3.15 would be reasonably likely to occur; (b) make any modification to any material Contract or Governmental Authorization; or (c) allow the levels of service(s), supplies or other materials to vary materially from the levels customarily maintained or levels consistent with reasonable future expectations.

7. Conditions Precedent to Buyer’s Obligation to Close

Buyer’s obligation to purchase the Assets and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

7.1 ACCURACY OF REPRESENTATIONS

The representations and warranties of each Seller set forth in this Agreement will be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date). Each Seller shall have delivered to Buyer a certificate signed by one of its duly authorized officers, dated the Closing Date, regarding the matters set forth in this Section 7.1.

7.2 SELLERS’ PERFORMANCE

Each of the agreements and covenants of Sellers to be performed and complied with by Sellers pursuant to this Agreement prior to or as of the Closing Date will have been duly performed and complied with in all material respects. Each Seller shall have delivered to Buyer a certificate signed by one of its duly authorized officers, dated the Closing Date, regarding the matters set forth in this Section 7.2.

7.3 CONSENTS

Each of the Consents identified in the Seller Disclosure Letter shall have been obtained and shall be in full force and effect.

7.4 ADDITIONAL DOCUMENTS

Each Seller shall have caused the documents and instruments required by Section 2.7(a) and the following documents to be delivered (or tendered subject only to Closing) to Buyer:

(a) Releases of all Encumbrances on the Assets, other than Permitted Encumbrances;

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(b) Such other documents as Buyer may reasonably request for the purpose of:

(i) evidencing the accuracy of any of Seller’s representations and warranties;

(ii) evidencing the performance by Seller of, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller;

(iii) evidencing the satisfaction of any condition referred to in this Article 7; or

(iv) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

(c) The duly executed Contracts referred to in Section 2.8(a)(ix).

7.5 NO PROCEEDINGS

There shall not be any Proceeding pending or threatened against Buyer or against any Related Person of Buyer (a) involving any challenge to, or seeking Damages or other relief in connection with, any of the Contemplated Transactions or (b) that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on or otherwise interfering with any of the Contemplated Transactions.

7.6 NO CONFLICT

Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of or cause Buyer or any Related Person of Buyer to suffer any material adverse consequence under (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced or otherwise proposed by or before any Governmental Body, excluding Bulk Sales Laws.

7.7 GOVERNMENTAL AUTHORIZATIONS

Buyer shall have received such Governmental Authorizations as are reasonably necessary to allow Buyer to operate the Assets from and after the Closing.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

8. Conditions Precedent to each Seller’s Obligation to Close

Each Seller’s obligation to sell the Assets and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by such Seller in whole or in part):

8.1 ACCURACY OF REPRESENTATIONS

The representations and warranties of Buyer set forth in this Agreement will be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date). Buyer shall have delivered to Seller a certificate signed by its duly authorized managing member, dated the Closing Date, regarding the matters set forth in this Section 8.1.

8.2 BUYER’S PERFORMANCE

Each of the agreements and covenants of Buyer to be performed and complied with by Buyer pursuant to this Agreement prior to or as of the Closing Date will have been duly performed and complied with in all material respects. Buyer shall have delivered to Seller a certificate signed by its duly authorized managing member, dated the Closing Date, regarding the matters set forth in this Section 8.2.

8.3 CONSENTS

Each of the Consents identified in the Seller Disclosure Letter shall have been obtained and shall be in full force and effect.

8.4 STOCKHOLDER APPROVAL

Parent shall have received the approval of the Contemplated Transactions and the adoption by the stockholders of the Parent of this Agreement as required under the Delaware General Corporation Law and the Parent’s Certificate of Incorporation (the “Parent Stockholder Approval”).

8.5 ADDITIONAL DOCUMENTS

Buyer shall have caused the documents and instruments required by Section 2.8(b).

8.6 NO PROCEEDINGS

There shall not be any Proceeding pending or threatened against any Seller or against any Related Person of Seller (a) involving any challenge to, or seeking Damages or other relief in connection with, any of the Contemplated Transactions or (b) that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on or otherwise interfering with any of the Contemplated Transactions.

8.7 NO CONFLICT

Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of or cause any Seller or any Related Person of Seller to suffer any material adverse consequence under (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced or otherwise proposed by or before any Governmental Body, excluding Bulk Sales Laws.

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9. Termination

9.1 TERMINATION EVENTS

By notice given prior to or at the Closing, subject to Section 9.2, this Agreement may be terminated as follows:

(a) by Buyer if a material Breach of any provision of this Agreement has been committed by any Seller and such Breach has not been waived by Buyer or cured by such Seller within 10 Business Days after the date on which written notice of such Breach is delivered by Buyer to such Seller;

(b) by any Seller if a material Breach of any provision of this Agreement has been committed by Buyer and such Breach has not been waived by such Seller or cured by Buyer within 10 Business Days after the date on which written notice of such Breach is delivered by such Seller to Buyer;

(c) by mutual consent of Buyer and each Seller;

(d) by Buyer if the Closing has not occurred within 90 days of the date of execution of this Agreement (provided, however, that if the Securities Exchange Commission undertakes to review the Buyer’s proxy statement, such 90-day period shall be automatically extended to 120 days), or such later date as the parties may agree upon, unless Buyer is in material Breach of this Agreement; or

(e) by any Seller if the Closing has not occurred within 90 days of the date of execution of this Agreement (provided, however, that if the Securities Exchange Commission undertakes to review the Buyer’s proxy statement, such 90-day period shall be automatically extended to 120 days), or such later date as the parties may agree upon, unless such Seller is in material Breach of this Agreement.

9.2 EFFECT OF TERMINATION

Each party’s right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all obligations of the parties under this Agreement will terminate, except that the obligations of the parties in this Section 9.2 and Articles 12 and 13 (except for those in Section 13.5) will survive, provided, however, that, if this Agreement is terminated because of a Breach of this Agreement by the non-terminating party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

10. Additional Covenants

10.1 EMPLOYEES AND EMPLOYEE BENEFITS

(a) As of the Closing Date, Sellers shall terminate the employment of all of the Affected Employees (other than those who are on short-term disability leave). As soon as practicable after the date of this Agreement, Buyer shall offer employment, effective as of the Effective Time, to all persons who are or will be Affected Employees on the day immediately preceding the Closing Date (other than those on short-term disability leave). Each Affected Employee who accepts any such offer of employment shall be referred to in this Agreement as a “Transferred Employee”. The offer of employment, including wages, salaries and benefits, shall be, in the aggregate, comparable with the terms and conditions under which the Transferred Employees were employed immediately before the Closing Date. Any Affected Employee who is on short-term disability leave as of the Closing Date shall remain employed by Sellers through the Affected Employee’s short-term disability leave; provided, however, that if he or she recovers from his or her disability within the period of his or her short-term disability leave or the six-month period following the Closing Date (whichever is shorter), Buyer shall at that time make an offer of employment to him or her on the same employment terms and conditions as are applicable to similarly situated Transferred Employees; each such person who accepts employment with Buyer shall also be deemed a “Transferred Employee” as of the date of such acceptance.

(b) Sellers shall be responsible for the payment of all wages and other remuneration due to Affected Employees up until the Effective Time.

(c) Sellers shall be liable for any claims made by Affected Employees and their beneficiaries under the Seller Benefit Plans.

(d) Welfare benefit plan coverage of Sellers for Transferred Employees shall cease as of the Effective Time and the welfare benefit plan coverage under Buyer’s plans for Transferred Employees shall immediately commence. Sellers shall be solely responsible for any continuation coverage required by COBRA for those Affected Employees of Sellers who are not Transferred Employees. Buyer shall waive all pre-existing conditions, limitations or exclusions and waiting periods for the Transferred Employees under all employee welfare benefit plans and fringe benefits programs of Buyer, including vacation, bonus and other incentive programs.

(e) Sellers shall retain all assets in the pension and retirement funds of Sellers, and shall distribute pension and retirement benefits that the Transferred Employees shall become entitled to receive from Sellers in accordance with the applicable plan document and the Transferred Employees’ elections, as applicable.

(f) Effective as of the Closing Date (or as to employees on short-term disability leave on the Closing Date, as of the date of employment by Buyer), Buyer shall take such actions as are necessary to grant past service credit for all the Transferred Employees for purposes of determining vesting, eligibility and benefit accruals under all Buyer’s employee benefit programs, including employee retirement plans, severance, vacation, bonus, incentive compensation and employee welfare benefit plans of Buyer equal to that which such Transferred Employees were

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credited with by Sellers as of the Closing Date for service with Sellers or any predecessor employee, but excluding benefit accruals for Buyer’s defined benefit pension and post-retirement medical benefit plans. Without limiting the foregoing, Buyer shall be liable for all vacation of the Transferred Employees accrued during such Transferred Employees’ employment with Sellers prior to the Effective Time.

(g) With respect to events following the Closing, Buyer shall be responsible for sending timely and appropriate notices to all Transferred Employees required under all applicable Legal Requirements relating to plant or facility closings or otherwise regulating the termination of employees. To the extent that any liability is incurred under any such Legal Requirements based on Buyer’s failure to comply with Section 10.1(a) or Buyer’s actions after the Closing, Buyer will be solely and exclusively responsible for all obligations and liabilities incurred under such Legal Requirements relating to the Contemplated Transactions.

(h) Sellers shall make available to Buyer records which provide information regarding employees’ names, Social Security numbers, dates of hire by Sellers, date of birth, number of hours worked each calendar year, attendance and salary histories for all Transferred Employees. Sellers shall not provide records pertaining to performance ratings and evaluations, disciplinary records and medical records.

10.2 NONCOMPETITION AND NONSOLICITATION

(a) Noncompetition. For a period of three (3) years after the Closing Date, each Seller shall not, anywhere in the United States, directly or indirectly invest in, own, manage, operate, or control any Person engaged in or planning to become engaged in the business of manufacturing, distributing, selling, operating or maintaining sales force automation software and services solutions (“Competing Business”), provided, however, that such Seller may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of the securities of any Person (but may not otherwise participate in the activities of such Person) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act.

(b) Nonsolicitation. For a period of three (3) years after the Closing Date, each Seller shall not, without the prior written consent of Buyer, directly or indirectly, knowingly hire, retain or attempt to hire or retain any employee or independent contractor of Buyer or interfere with the relationship between Buyer and any of its employees or independent contractors; provided, however, that such Seller shall not be prohibited from hiring, retaining or attempting to hire or retain any person who responds to a general solicitation or advertisement.

(c) Modification of Covenant. If a final judgment of a court or tribunal of competent jurisdiction determines that any term or provision contained in this Section 10.2 is invalid or unenforceable, then the parties agree that the court or tribunal will have the power to reduce the scope, duration or geographic area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. This Section 10.2 will be enforceable as so modified after the

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expiration of the time within which the judgment may be appealed. This Section 10.2 is reasonable and necessary to protect and preserve Buyer’s legitimate business interests and the value of the Assets and to prevent any unfair advantage conferred on Sellers.

10.3 CORPORATE NAME

After the Closing, except as permitted by, and pursuant to the terms of, the Transition Services Agreement, neither the Sellers nor any of their current or future Affiliates will use or operate under the name “Cotelligent” or any variation or modification thereof. Within twenty Business Days following the Closing, the Sellers will take all actions necessary to cause the name of the Sellers and each Affiliate thereof, the name of which contains the name “Cotelligent”, to be changed to a name that is not similar to or in any manner subject to confusion with its present name.

10.4 CUSTOMER AND OTHER BUSINESS RELATIONSHIPS

For a period of six (6) months after the Closing, each Seller will cooperate with Buyer in its efforts to continue and maintain for the benefit of Buyer those business relationships of such Seller existing prior to the Closing and relating to the Business after the Closing, including relationships with lessors, employees, regulatory authorities, licensors, customers, suppliers and others. Sellers will refer to Buyer all inquiries relating to the Business.

10.5 FURTHER ASSURANCES

The parties hereto shall cooperate with each other and with their respective Representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (i) furnish upon request to each other such further information; (ii) execute and deliver to each other such other documents; and (iii) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the Contemplated Transactions.

For a period of six (6) months after the Closing, each Seller will, in response to inquiries by Buyer, without charge, advise Buyer with respect to matters pertaining to the Business, and the technology involved in the Business.

10.6 ASSIGNMENT OF CONTRACT PAYMENTS

(a) Each Seller hereby covenants and agrees that from and after the Closing, when and if it receives any payments relating to the Assigned Contracts, it shall hold the same in trust for Buyer, shall segregate such amounts from all other assets or funds and shall, as soon as practicable, transfer such amounts directly to Buyer.

(b) Prior to the Closing Date, Sellers shall cooperate with Buyer to make such changes, assignments, and amendments in the terms of the Assigned Contracts, in the name(s) of Seller(s), as may be reasonably necessary or desirable in order to assure that Buyer receives all economic benefits of the Contracts as described herein.

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10.7 LITIGATION SUPPORT

From and after the Closing, in the event and for so long as any Seller actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstances, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction relating to the Business (including during such period prior to Closing), each of the other parties will cooperate reasonably with Sellers and Sellers’ counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be reasonably requested in connection with the contest or defense, all at the reasonable out-of-pocket expense of the Sellers (unless the Sellers are entitled to indemnification therefor hereunder). This Section 10.7 is not intended to alter applicable discovery procedures in connection with any litigation between or among the parties hereto.

11. Indemnification; Remedies

11.1 SURVIVAL

All representations, warranties, covenants and obligations in this Agreement, the Seller Disclosure Letter, the supplements to the Seller Disclosure Letter, the certificates delivered pursuant to Section 2.8 and any other certificate or document delivered pursuant to this Agreement shall survive the Closing and the consummation of the Contemplated Transactions, subject to Section 11.5. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations.

11.2 INDEMNIFICATION AND REIMBURSEMENT BY SELLERS

Each Seller will indemnify and hold harmless Buyer, and its Representatives, shareholders, subsidiaries and Related Persons (collectively, the “Buyer Indemnitees”), and will reimburse Buyer Indemnitees for any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys’ fees and expenses), whether or not involving a Third Party Claim (collectively, “Damages”), arising from or in connection with:

(a) any Breach of any representation or warranty made by such Seller in (i) this Agreement, (ii) the Seller Disclosure Letter, (iii) the supplements to the Seller Disclosure Letter, (iv) the certificates delivered pursuant to Section 2.8(a)(viii), (v) any transfer instrument or (vi) any other certificate, document, writing or instrument delivered by such Seller pursuant to this Agreement;

(b) any Breach of any covenant or obligation of such Seller in this Agreement or in any other certificate, document, writing or instrument delivered by such Seller pursuant to this Agreement;

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(c) any Liability arising out of the ownership or operation of the Assets prior to the Effective Time, except to the extent such Liability arises out of or relates to an Assumed Liability;

(d) any brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any Person with such Seller (or any Person acting on such Seller’s behalf) in connection with any of the Contemplated Transactions;

(e) any Seller Benefit Plan; or

(f) any Retained Liabilities.

11.3 INDEMNIFICATION AND REIMBURSEMENT BY BUYER

Buyer will indemnify and hold harmless Sellers, and their Representatives, shareholders, subsidiaries and Related Persons (collectively, the “Seller Indemnitees”), and will reimburse Seller Indemnitees for any Damages arising from or in connection with:

(a) any Breach of any representation or warranty made by Buyer in (i) this Agreement, (ii) the certificates delivered pursuant to Section 2.8(b)(vi), (iii) any transfer instrument or (iv) any other certificate, document, writing or instrument delivered by Buyer pursuant to this Agreement;

(b) any Breach of any covenant or obligation of Buyer in this Agreement or in any other certificate, document, writing or instrument delivered by Buyer pursuant to this Agreement;

(c) any Buyer’s agreement to assume and satisfy the Assumed Liabilities;

(d) any Liability arising out of the ownership or operation of the Assets after the Effective Time, except to the extent such Liability arises out of or relates to a Retained Liability; or

(e) any brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any Person with Buyer (or any Person acting on Buyer’s behalf) in connection with any of the Contemplated Transactions.

11.4 LIMITATIONS ON AMOUNT

(a) Sellers will have no liability (for indemnification or otherwise) with respect to claims under Section 11.2(a) or (b) until the total of all Damages with respect to such matters exceeds 20% of Purchase Price; provided, however, that in no event shall Sellers’ aggregate liability (for indemnification or otherwise) with respect to claims under Section 11.2(a) and (b) exceed fifty percent (50%) of the Purchase Price and then only for the amount by which such Damages exceed 20% of Purchase Price. However, this Section 11.4(a) will not apply to claims under Section 11.2(c) through (f), in which case Seller will be liable for all Damages with respect to such Breaches.

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(b) Sellers shall have no liability (for indemnification or otherwise) with respect to individual claims under Section 11.2(a) or (b) with a value of less than $20,000 and such amounts shall not be counted when determining if the dollar threshold in Section 11.4(a) has been met.

(c) Buyer will have no liability (for indemnification or otherwise) with respect to claims under Section 11.3(a) or (b) until the total of all Damages with respect to such matters exceeds 20% of Purchase Price; provided, however, that in no event shall Buyer’s liability (for indemnification or otherwise) with respect to claims under Section 11.3(a) and (b) exceed fifty percent (50%) of the Purchase Price and then only for the amount by which such Damages exceed 20% of Purchase Price. However, this Section 11.4(c) will not apply to claims under Section 11.3(c) through (e), in which case Buyer will be liable for all Damages with respect to such Breaches.

(d) Buyer shall have no liability (for indemnification or otherwise) with respect to individual claims under Section 11.3(a) or (b) with a value of less than $20,000 and such amounts shall not be counted when determining if the dollar threshold in Section 11.4(c) has been met.

11.5 TIME LIMITATIONS

The several representations and warranties of the parties to this Agreement shall survive the Closing Date for a period of one year from the Closing Date; provided, that the representations and warranties set forth in Sections 3.1, 3.2, 3.20, 4.1 and 4.2 shall survive the Closing Date without limitation (the period during which the representations and warranties shall survive being referred to herein with respect to such representations and warranties as the “Survival Period”), and shall be effective with respect to any inaccuracy therein or breach thereof (and a claim for indemnification under Article 11 hereof may be made thereon) if a written notice asserting the claim and specifying the factual basis of the claim in reasonable detail to the extent then known by the notifying party shall have been given within the Survival Period with respect to such matter. Any claim for indemnification made during the Survival Period shall be valid and the representations and warranties relating thereto shall remain in effect for purposes of such indemnification notwithstanding such claim may not be resolved within the Survival Period. The agreements and covenants set forth herein shall survive without limitation.

11.6 PROCEDURE

All claims for indemnification under this Article 11 shall be asserted and resolved as follows:

(a) A Person entitled to indemnification under Section 11.2 or 11.3 (as “Indemnitee”), promptly after it becomes aware of facts giving rise to a right of indemnification under this Agreement, shall give written notice thereof to the Person obligated to indemnify under such section (an “Indemnitor”), stating the amount of the Damages, if known, and method of

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computation thereof, all with reasonable particularity, and stating with particularity the nature of the matter and basis of the claim for indemnity under this Agreement. For purposes of this Section 11.6(a), receipt by a party of written notice of any demand, assertion, claim, action or proceeding (judicial, administrative or otherwise ) by or from any Person other than a party to this Agreement that gives rise to Damages on behalf of the party shall constitute the awareness of facts giving rise to a right of indemnification by it under this Agreement and shall require prompt notice of the receipt of such matter as provided in the first sentence of this Section 11.6(a). Failure to provide the notice shall not affect the right of the Indemnitee to indemnification except to the extent the Indemnitor is prejudiced by the Indemnitee’s failure to give such notice.

(b) If an Indemnitee should have Damages against any Indemnitor hereunder that does not involve a Third Party Claim, the Indemnitee shall transmit to the Indemnitor a written notice with respect to the Damages. If the Indemnitor does not notify the Indemnitee within 30 calendar days from its receipt of the written notice of Damages that the Indemnitor disputes the Damages, the Damages specified by the Indemnitee in the claim notice shall be deemed a liability of the Indemnitor hereunder. If the Indemnitor has timely disputed the Damages as provided above, such dispute shall be resolved by arbitration as set forth in Section 13.4 of this Agreement.

(c) In calculating any Damages there shall be deducted (i) any insurance recovery in respect thereof (and no right of subrogation shall accrue hereunder to any insurer); (ii) any indemnification, contribution or other similar payment actually recovered by the Indemnitee from any third party with respect thereto; and (iii) any Tax benefit or refund actually received or enjoyed by the Indemnitee as a result of such Damages as determined by Buyer’s independent certified public accountant. Any such amounts or benefits received by an Indemnitee with respect to any indemnity claim after it has received an indemnity payment hereunder shall be promptly paid over to the Indemnitor, but not in excess of the amount paid by the Indemnitor to the Indemnitee with respect to such claim.

(d) If an Indemnitee shall have a Third Party Claim asserted against it, the Indemnitee shall transmit to the Indemnitor written notice of the Damages relating to the Third Party Claim. During the 30-day period following receipt by an Indemnitor of a notice of Damages relating to a Third Party Claim (the “Election Period”), the Indemnitor shall advise the Indemnitee (i) whether the Indemnitor disputes its potential liability to the Indemnitee under this Article 11 with respect to the Third Party Claim or (ii) whether the Indemnitor desires, at its sole cost and expense, to defend the Indemnitee against the Third Party Claim.

(e) If the Indemnitor notifies the Indemnitee within the Election Period that the Indemnitor does not dispute its potential liability to the Indemnitee under this Article 11 and that the Indemnitor elects to assume the defense of the Third Party claim, the Indemnitor shall have the right to defend and control, at its sole cost and expense, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnitor to a final conclusion or settled at the discretion of the Indemnitor in accordance with this Section 11.6(e); provided, that such settlement shall not impose any obligations upon the Indemnitee or deprive the Indemnitee of any rights without its consent. The Indemnitor shall have full control of such defense and proceedings, including, subject to the preceding sentence, any compromise or settlement thereof. The Indemnitee is hereby authorized to file, during the Election Period, any

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

motion, answer or other pleadings that the Indemnitee shall, in good faith, deem necessary or appropriate to protect its interest or those of the Indemnitor and not prejudicial to the Indemnitor (it being understood and agreed that if the Indemnitee takes any such action that is prejudicial and conclusively causes a final adjudication adverse to the Indemnitor, the Indemnitor shall be relieved of its obligations hereunder with respect to the Third Party Claim to the extent so adjudicated). If requested by the Indemnitor, the Indemnitee agrees, at the sole cost and expense of the Indemnitor, to cooperate with the Indemnitor and its counsel in contesting any Third Party Claims, including by making of any related counterclaim against the Person asserting the Third Party Claim or any cross-complaint against any Person. The Indemnitee shall have the right to participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnitor pursuant to this Section 11.6(e), and shall bear its own costs and expenses with respect to any such participation.

(f) If an Indemnitor fails to notify an Indemnitee within the Election Period that the Indemnitor elects to defend the Indemnitee, or if the Indemnitor elects to defend the Indemnitee pursuant to Section 11.6(d) but fails to diligently defend or settle the Third Party Claim or to prosecute any appropriate counterclaim against the Person making the Third Party Claim or any cross-complaint against any Person, then the Indemnitee shall have the right but not the obligation to defend, at the sole cost and expense of the Indemnitor (but only if the Indemnitee actually is entitled to indemnification hereunder or if the Indemnitor assumes the defense with respect to the Third Party Claim), the Third Party Claim by such proceedings deemed reasonably appropriate by the Indemnitee and its counsel. The Indemnitee shall have full control of such defense and proceedings, including any compromise or settlement of the Third Party Claim; provided, that if the Indemnitor agrees to indemnify the Indemnitee under this Article 11, the Indemnitee shall not enter into any compromise or settlement of such Third Party Claim without the Indemnitor’s consent, which shall not be unreasonably withheld or delayed. If requested by the Indemnitee, the Indemnitor shall, at the sole cost and expense of the Indemnitor, cooperate with the Indemnitee and its counsel in contesting any Third Party Claim that the Indemnitee is contesting, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim or any cross-complaint against any Person. Notwithstanding the foregoing in this Section 11.6(f), if the Indemnitor has delivered a written notice to the Indemnitee to the effect that the Indemnitor disputes its potential liability to the Indemnitee under this Article 11 and if such dispute is resolved in favor of the Indemnitor pursuant to Section 13.4, the Indemnitor shall not be required to bear the costs and expenses of the Indemnitee’s defense pursuant to this Article 11 or of the Indemnitor’s participation therein at the Indemnitee’s request, and the Indemnitee shall reimburse the Indemnitor in full for all reasonable costs and expenses of the Indemnitor in connection with the Third Party Claim, excluding, however, any litigation with respect to its indemnity obligation hereunder. The Indemnitor shall have the right to participate in, but not control, any defense or settlement controlled by the Indemnitee pursuant to this Section 11.6(f), and the Indemnitor shall bear its own costs and expenses with respect to any such participation.

11.7 PAYMENT

Payments of all amounts owing by an Indemnitor as a result of a Third Party Claim shall be made within five Business Days after the earlier of (i) the settlement of the Third Party Claim and

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(ii) the expiration of the period of appeal of a final adjudication of the Third Party Claim. Payments of all amounts owing by an Indemnitor other than as a result of a Third Party Claim shall be made within five Business Days after the later of (i) 20 days after the expiration of the Election Period or (ii) if contested through dispute resolution proceedings, the expiration of the period for appeal of a final adjudication of the Indemnitor’s liability to the Indemnitee under this Agreement. Notwithstanding the foregoing, if the Indemnitor has not contested its indemnity obligations hereunder and has not elected to assume the defense of a Third Party Claim, the Indemnitor shall reimburse (promptly after the receipt of each invoice therefor) the Indemnitee for the reasonable and documented out-of-pocket costs and expenses incurred by the Indemnitee in contesting the Third Party Claim.

11.8 NO SET-OFF

Neither Buyer nor any Seller shall have any right to setoff any Buyer Damages or Seller Damages, respectively, against any payments to be made by either of them pursuant to this Agreement or otherwise.

11.9 INSURANCE

The Indemnitor shall be subrogated to the rights of the Indemnitee in respect of any insurance relating to Damages to the extent of any indemnification payments made hereunder.

11.10 NO DUPLICATION

Any Liability for indemnification hereunder shall be determined without duplication of recovery by reason of the state of facts giving rise to such Liability constituting a Breach of more than one representation, warranty, covenant or agreement.

11.11 REMEDIES

(a) Except as otherwise provided in this Agreement or in any other agreement delivered by any Seller or Buyer in connection with the Contemplated Transactions (collectively, the “Transaction Agreements”), the parties agree that the sole and exclusive remedy of any party hereto or their respective Affiliates with respect to this Agreement and the other Transaction Agreements or any other claims relating to the Business, the events giving rise to this Agreement and the other Transaction Agreements and the Contemplated Transactions shall be limited to the indemnification provisions set forth in this Article 11 and, in furtherance of the foregoing, each of the parties, on behalf of itself and its Affiliates, hereby waives and releases the other parties hereto (and such other parties’ Affiliates) from, to the fullest extent permitted under any applicable law, any and all rights, claims and causes of action it or its affiliates may have against the other party hereto except as provided herein; provided that this limitation shall not apply in the event of fraud; and provided further that if an Indemnitor shall Breach or threaten to commit a Breach of any of its restrictive covenants set forth in this Agreement or any other Transaction Agreement (the “Restrictive Covenants”), any Indemnitee shall have the right in addition to, and not in lieu of, any other rights and remedies available to such Indemnitee, under law or in equity, to have the Restrictive Covenants specifically enforced by any court, including the right to seek entry against such Indemnitor, any of its Affiliates and any shareholder, officer, director, employee of each of the

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

foregoing of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of the Restrictive Covenants, it being acknowledged and agreed that money damages will not provide such Indemnitee an adequate remedy.

(b) The parties hereto intend that, even though indemnification and other obligations appear in various sections and articles of this Agreement, the indemnification procedures and limitations contained in this Article 11 shall apply to all indemnity and other obligations of the parties under this Agreement, except to the extent expressly excluded in this Article 11.

11.12 NO SPECIAL DAMAGES

IN NO EVENT SHALL ANY PARTY BE LIABLE UNDER THIS ARTICLE 11 OR OTHERWISE IN RESPECT OF THIS AGREEMENT FOR EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, REMOTE, SPECULATIVE OR CONSEQUENTIAL DAMAGE EXCEPT TO THE EXTENT ANY SUCH PARTY SUFFERS SUCH DAMAGES TO AN UNAFFILIATED THIRD PARTY IN CONNECTION WITH A THIRD PARTY CLAIM, IN WHICH EVENT SUCH DAMAGES SHALL BE RECOVERABLE.

12. Confidentiality

12.1 DEFINITION OF CONFIDENTIAL INFORMATION

(a) As used in this Article 12, the term “Confidential Information” includes any and all of the following information of any Seller or Buyer that has been or may hereafter be disclosed in any form, whether in writing, orally, electronically or otherwise, or otherwise made available by observation, inspection or otherwise by either party (Buyer on the one hand or Sellers on the other hand) or its Representatives (collectively, a “Disclosing Party”) to the other party or its Representatives (collectively, a “Receiving Party”):

(i) all information that is a trade secret under applicable trade secret or other law;

(ii) all information concerning product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer hardware, Software and computer software and database technologies, systems, structures and architectures;

(iii) all information concerning the business and affairs of the Disclosing Party (which includes historical and current financial statements, financial projections and budgets, tax returns and accountants’ materials, historical, current and projected sales, capital spending budgets and plans, business plans, strategic plans, marketing and advertising plans, publications, client and customer lists and files, contracts, the names and

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

backgrounds of key personnel and personnel training techniques and materials, however documented), and all information obtained from review of the Disclosing Party’s documents or property or discussions with the Disclosing Party regardless of the form of the communication; and

(iv) all notes, analyses, compilations, studies, summaries and other material prepared by the Receiving Party to the extent containing or based, in whole or in part, upon any information included in the foregoing.

(b) Any trade secrets of a Disclosing Party shall also be entitled to all of the protections and benefits under applicable trade secret law and any other applicable law. If any information that a Disclosing Party deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Article 12, such information shall still be considered Confidential Information of that Disclosing Party for purposes of this Article 12 to the extent included within the definition. In the case of trade secrets, each Disclosing Party hereby waives any requirement that the other party submit proof of the economic value of any trade secret or post a bond or other security.

12.2 RESTRICTED USE OF CONFIDENTIAL INFORMATION

(a) Each Receiving Party acknowledges the confidential and proprietary nature of the Confidential Information of the Disclosing Party and agrees that such Confidential Information (i) shall be kept confidential by the Receiving Party; (ii) shall not be used for any reason or purpose other than to evaluate and consummate the Contemplated Transactions; and (iii) without limiting the foregoing, shall not be disclosed by the Receiving Party to any Person, except in each case as otherwise expressly permitted by the terms of this Agreement or with the prior written consent of an authorized representative of Sellers with respect to Confidential Information of Sellers (each, a “Seller Contact”) or an authorized representative of Buyer with respect to Confidential Information of Buyer (each, a “Buyer Contact”). Each of Buyer and Sellers shall disclose the Confidential Information of the other party only to its Representatives who require such material for the purpose of evaluating the Contemplated Transactions and are informed by Buyer or Sellers, as the case may be, of the obligations of this Article 12 with respect to such information. Each of Buyer and Sellers shall (A) enforce the terms of this Article 12 as to its respective Representatives; (B) take such action to the extent necessary to cause its Representatives to comply with the terms and conditions of this Article 12; and (C) be responsible and liable for any breach of the provisions of this Article 12 by it or its Representatives.

(b) Unless and until this Agreement is terminated, Sellers shall maintain as confidential any Confidential Information (including for this purpose any information of Sellers of the type referred to in Sections 12.1(a)(i), (ii) and (iii), whether or not disclosed to Buyer) of Sellers relating to any of the Assets or the Assumed Liabilities. Notwithstanding the preceding sentence, Sellers may use any Confidential Information of Sellers before the Closing in the ordinary course of business consistent with past practices in connection with the transactions permitted by Section 6.2.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

(c) From and after the Closing, the provisions of Section 12.2(a) above shall not apply to or restrict in any manner Buyer’s use of any Confidential Information of Sellers relating solely to any of the Assets or the Assumed Liabilities.

12.3 EXCEPTIONS

Sections 12.2(a) and (b) do not apply to that part of the Confidential Information of a Disclosing Party that a Receiving Party demonstrates (a) was, is or becomes generally available to the public other than as a result of a breach of this Article 12 or the Confidentiality Agreement by the Receiving Party or its Representatives; (b) was or is developed by the Receiving Party independently of and without reference to any Confidential Information of the Disclosing Party; or (c) was, is or becomes available to the Receiving Party on a nonconfidential basis from a Third Party not bound by a confidentiality agreement or any legal, fiduciary or other obligation restricting disclosure. Sellers shall not disclose any Confidential Information of Sellers relating to any of the Assets or the Assumed Liabilities in reliance on the exceptions in clauses (b) or (c) above.

12.4 LEGAL PROCEEDINGS

If a Receiving Party becomes compelled in any Proceeding or is requested by a Governmental Body having regulatory jurisdiction over the Contemplated Transactions to make any disclosure that is prohibited or otherwise constrained by this Article 12, that Receiving Party shall provide the Disclosing Party with prompt notice of such compulsion or request so that it may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions of this Article 12. In the absence of a protective order or other remedy, the Receiving Party may disclose that portion (and only that portion) of the Confidential Information of the Disclosing Party that, based upon advice of the Receiving Party’s counsel, the Receiving Party is legally compelled to disclose or that has been requested by such Governmental Body, provided, however, that the Receiving Party shall use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded by any Person to whom any Confidential Information is so disclosed. The provisions of this Section 12.4 do not apply to any Proceedings between the parties to this Agreement. Notwithstanding anything to the contrary in this Article 12 or elsewhere in this Agreement, any Seller may disclose any Confidential Information to the extent it reasonably believes such disclosure is required to comply with the requirements of any applicable Legal Requirement, including the rules and regulations of a stock exchange or national market system.

12.5 RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION

If this Agreement is terminated, each Receiving Party shall (a) destroy all Confidential Information of the Disclosing Party prepared or generated by the Receiving Party without retaining a copy of any such material; (b) promptly deliver to the Disclosing Party all other Confidential Information of the Disclosing Party, together with all copies thereof, in the possession, custody or control of the Receiving Party or, alternatively, with the written consent of a Seller Contact or a Buyer Contact (whichever represents the Disclosing Party) destroy all such Confidential Information; and (c) certify all such destruction in writing to the Disclosing Party, provided, however, that the Receiving Party may retain a list that contains general descriptions of the information it has returned or destroyed to facilitate the resolution of any controversies after the Disclosing Party’s Confidential Information is returned.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

12.6 ATTORNEY-CLIENT PRIVILEGE

The Disclosing Party is not waiving, and will not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges as a result of disclosing its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The parties (a) share a common legal and commercial interest in all of the Disclosing Party’s Confidential Information that is subject to such privileges and protections; (b) are or may become joint defendants in Proceedings to which the Disclosing Party’s Confidential Information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either party become subject to any actual or threatened Proceeding to which the Disclosing Party’s Confidential Information covered by such protections and privileges relates; and (d) intend that after the Closing the Receiving Party shall have the right to assert such protections and privileges. No Receiving Party shall admit, claim or contend, in Proceedings involving either party or otherwise, that any Disclosing Party waived any of its attorney work-product protections, attorney-client privileges or similar protections and privileges with respect to any information, documents or other material not disclosed to a Receiving Party due to the Disclosing Party disclosing its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party.

13. General Provisions

13.1 EXPENSES

Except as otherwise provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Contemplated Transactions, including all fees and expense of its Representatives.

13.2 PUBLIC ANNOUNCEMENTS

Except as may be required to comply with the requirements of any applicable Legal Requirement or the rules and regulations of any stock exchange or national market system upon which the securities of any Seller or Buyer are listed, no party will issue any press release or other public announcement relating to the subject matter of this Agreement or the Contemplated Transactions without the prior approval (which approval will not be unreasonably withheld or delayed) of the other party; provided, however, that, after the Closing, any Seller or Buyer will be entitled to issue any such press release or make any such other public announcement without obtaining such prior approval if it has previously provided a copy of the press release or other public announcement to the other party for a reasonable period of time for review and comment.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

13.3 NOTICES

All notices, Consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address or facsimile number or person as a party may designate by notice to the other parties):

Sellers:	Cotelligent, Inc.
655 Montgomery Street, Suite 1000
San Francisco, California 94111
Attention: James R. Lavelle
Facsimile: (415) 399-1366
Confirm: (415) 477-9909

with a mandatory copy to:	Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178
Attention: David W. Pollak, Esq.
Facsimile: 212-309-6001
Confirm: 212-309-6000

Buyer:	FastTrack, LLC
468 North Camden Drive, Suite 2000
Beverly Hills, California 90210
Attention: Alex Soltani
Facsimile: 310-860-7400
Confirm: 310-860-7466

13.4 ARBITRATION

Any claim or controversy arising out of or relating to this Agreement shall be settled and determined by arbitration within Los Angeles County, California. Except as otherwise provided herein, the arbitration shall be conducted according to the rules of the American Arbitration Association in effect at the time and the provisions of California Code of Civil Procedure Sections 1280-1294.2 or any similar successor statutes.

Each party to the dispute shall appoint one arbitrator and notify the other parties of such appointment. No person who has a financial interest in the dispute may be appointed. In addition, no officer, agent, attorney or employee of any such person and no person “related to or affiliated with” any such person may be appointed. Promptly after their appointment, the appointed

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

arbitrators shall meet and select a presiding arbitrator. In the event the arbitrators selected by the parties to the dispute are unable to select a presiding arbitrator within ninety (90) days, any party may petition a court of competent jurisdiction to select a presiding arbitrator and such selection shall be binding on the parties.

The arbitrators shall have no power to modify any of the provisions of this Agreement and their jurisdiction is limited accordingly. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall have the power to issue any award, judgment, decree or order of relief that a court of law or equity could issue under California law. The arbitrators shall prepare and serve written findings of fact and conclusions which adequately set forth the basis of their decision. The expenses of arbitration, including the fees and expenses of each party’s own experts and evidence, shall be borne by the parties as the arbitrators shall determine.

The provisions of the California Code of Civil Procedure governing discovery in civil litigation, or any successor statute or law containing similar provisions, are incorporated by reference herein and shall be applicable in any such arbitration. The arbitrators shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys’ fees and costs, to the same extent as a court of law or equity. The arbitrators shall apply California law as though they were bound by applicable statutes and case law precedents. The arbitrators shall be bound by the rules of evidence then in effect under California law.

13.5 ENFORCEMENT OF AGREEMENT

Each Seller acknowledges and agrees that Buyer would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any Breach of this Agreement by such Seller could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which Buyer may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent Breaches or threatened Breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

13.6 WAIVER; REMEDIES CUMULATIVE

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

13.7 ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter (including any letter of intent and any confidentiality agreement between Buyer and any one or more of the Sellers) and constitutes (along with the Seller Disclosure Letter, the Exhibits and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. Except as contemplated by Section 5.2, this Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

13.8 ASSIGNMENTS, SUCCESSORS AND NO THIRD PARTY RIGHTS

No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section 13.8.

13.9 SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

13.10 CONSTRUCTION

The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Articles,” “Sections” and “Parts” refer to the corresponding Articles and Sections of this Agreement, the Seller Disclosure Letter and the Buyer Disclosure Letter.

13.11 GOVERNING LAW

Except as set forth in the next sentence, this Agreement will be governed by and construed under the laws of the State of California without regard to conflicts-of-laws principles that would require the application of any other law. With respect to matters involving Real Property, this Agreement will be governed by and construed under the laws of the State of Pennsylvania without regard to conflicts-of-laws principles that would require the application of any other law.

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

13.12 EXECUTION OF AGREEMENT

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signature Pages to Follow.]

THE PORTIONS OF THIS AGREEMENT IDENTIFIED BY THE SYMBOL “[* * *]” HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FASTTRACK, LLC

By:	FASTTRACK INVESTMENT GROUP, LLC
Its:	Manager

By:	FT MANAGEMENT, LLC
Its:	Manager

By:	SKYVIEW CAPITAL, LLC
Its:	Manager

	Signature:	/s/ Alex Soltani
	Name:	Alex Soltani
	Title:	Manager

COTELLIGENT, INC.

By	/s/ James R. Lavelle
Name:	James R. Lavelle
Title:	Chairman and Chief Executive Officer

COTELLIGENT USA, INC.

By	/s/ James R. Lavelle
Name:	James R. Lavelle
Title:	President

CZG MOBILE VENTURES, INC.

By	/s/ James R. Lavelle
Name:	James R. Lavelle
Title:	President

BSMART.TO LLC

By	/s/ James R. Lavelle
Name:	James R. Lavelle
Title:	President

JAS CONCEPTS, INC.

By	/s/ James R. Lavelle
Name:	James R. Lavelle
Title:	President

Signature Page to Asset Purchase Agreement

Appendix B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For The Fiscal Year Ended December 31, 2004

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period from              to

Commission File Number 0-27412

COTELLIGENT, INC.

Delaware	94-3173918
(State of incorporation)	(I.R.S. ID)

655 Montgomery Street, Suite 1000, San Francisco, CA 94111

(415) 477-9900

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock ($.01 par value)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    YES  ☒    NO  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K.    ☐

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act).    YES  ☐    NO  ☒

The aggregate market value of the voting stock held by non-affiliates of the registrant was approximately $2,255,267 based on the closing price of $0.14 of the registrant’s Common Stock as reported on the OTC Bulletin Board on June 30, 2004.

The number of shares of the registrant Common Stock outstanding as of April 13, 2005 was 27,020,962.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of this registrant’s definitive proxy statement for its 2004 annual meeting to be filed with the SEC no later than 120 days after the end of the fiscal year are incorporated by reference in Part III of this Annual Report on Form 10-K.

COTELLIGENT, INC.

FORM 10-K

For The Fiscal Year Ended December 31, 2004

PART I

Item 1. Business

COMPANY OVERVIEW

During 2004, we operated two distinct business units; Information Technology (“IT”) services and narrowcasting. IT services provide sales force automation services and solutions to extend information technology beyond the desktop all the way to the mobile enterprise within businesses throughout the United States of America. Our mobility business solutions keep mobile workforces connected to their companies’ business applications. In addition, we provide custom software development services. We also provide maintenance and support on software products licensed to our clients in connection with solutions we develop.

Through our wholly owned subsidiary, Watchit Media, Inc., (“Watchit Media” or “Watchit”) we provide narrowcasting services and digital motion media content to Private Video Networks ™. Our narrowcasting services, utilizing digital video and Internet Protocol (“IP”) technology, gives us the ability to create television programming rapidly, change that content on demand and schedule the presentation of that content on Private Video Networks anywhere in the world from our creative media and television center in Las Vegas, Nevada.

On April 1, 2005 we signed a definitive agreement with FastTrack, LLC, an affiliate of Beverly Hills, California private equity firm Skyview Capital, LLC to divest all of our remaining IT services business for aggregate consideration of $2.8 million in cash at closing and an earn-out of up to $950 if certain future revenue targets are attained over the three years following completion of the sale. The purchaser will be entitled to a post-closing refund of up to $700 if certain specified business conditions are not satisfied. The divestiture is subject to stockholder approval and is expected to close by the end of the second quarter of 2005.

The IT services to be divested include:

•	Custom application software development.

•	Sales and field force automation solutions (FastTrack™).

•	Mobile middleware products (JASware™).

•	Hardware and software products.

•	Application hosting and vertical solution provider services.

•	Remote support services.

•	Help desk and education services.

In March 2004, Cotelligent, Inc. (“Cotelligent”, “the Company”) acquired OnSite Media, Inc., (“OnSite Media” or “OnSite”) a narrowcasting service provider. This acquisition represented our entry into the dynamic and growing narrowcasting industry. Upon completion of the acquisition, OnSite Media was renamed Watchit Media, Inc., and is now a wholly-owned subsidiary of Cotelligent. Our vision is for Watchit Media to become a preeminent dynamic media company providing both proprietary programming with interactive capabilities through Private Video Networks and additional narrowcasting services to the hospitality and gaming sectors.

Over the past several years as Internet, video media and wireless technology have advanced, costs have decreased and technical capabilities have dramatically improved. We believe the convergence of Internet, video media and wireless technologies represents ‘the next great trend’ for consumers and commercial enterprise. For over seven years, Cotelligent has been developing Internet-based business application systems and media in both connected and disconnected environments. In addition, Cotelligent’s FastTrack sales force automation business software and JAS Middleware proprietary products support over 5,000 users. We have experience in providing IT services in these areas of technology in hundreds of business environments.

In 2004, Cotelligent set about the process of combining this expertise with that of OnSite Media, a company with a deep history in video media, to position Cotelligent for ‘the next great trend’. Watchit Media’s dynamic digital motion media assets, has given Cotelligent entry to a high-growth business opportunity. As a result, Cotelligent’s business strategy now is to elevate Cotelligent’s value proposition by using digital technology in developing and presenting television programming that gives the private venue the ability to influence their captive audiences by optimizing the use of their private television systems and networks.

As the influence, quality and availability of video media has improved, more sophisticated approaches to employing video have emerged. The result has been the evolution of a new industry called narrowcasting. As opposed to broadcast and cable television, narrowcasting is the programming of video content driven to captive audiences through private television systems. These captive audiences may be customers, guests, constituents, attendees, trainees and many other such audiences.

The narrowcasting industry is transitioning from the ‘early adapter’ to ‘growth phase’ in the United States. According to CAP Ventures, a market research firm, spending on narrowcasting products and services in 2004 was approximately $600 million and spending is projected to grow to over $2.0 billion by 2009. While growth in narrowcasting has been projected in the past, it was not until recently that rapid adoption became possible because the only true method of delivery (flat LCD or Plasma screens) was too expensive. In 2004, this and other delivery hardware became affordable and costs are projected to continue to decline in the years ahead. As with many early stage industries, the narrowcasting competitive landscape is highly fragmented with many small private businesses providing video content, equipment, technical services and related support to a variety of vertical markets across the United States.

Currently, Watchit Media creates and produces dynamic digital motion media on Private Video Networks for the gaming and hospitality markets. Watchit’s video content is seen on the casino floor, registration and common areas, outdoor signage and in guest rooms. Our television programming pertains to client’s gaming, dining, entertainment, spa and fitness, and retail store amenities. Watchit’s programming presents special promotions and, in some cases, cross promotional messages from outside advertisers.

Watchit uses the Internet, digital video and editing technology to produce and move content from Watchit’s creative media and television studio to its client’s venues. Watchit’s responsiveness and the high level of reliability of Watchit’s video infrastructure have distinguished Watchit Media as a leader in this market. In July 2004, Watchit moved into a new, state-of-the-art facility in Las Vegas, Nevada that gives Watchit the ability to create, produce and drive dynamic, highly customized television programming and advertising in conventional or high definition format anywhere in the world.

A private venue in virtually any commercial or government environment can use a Private Video Network to entertain, inform, educate and influence an audience once it understands their profile. The premise of Watchit’s Private Venue Programming™ is based on the fact that every private venue, whether retail store, recreation facility, business office, class room, hotel, or other venue, has an audience that is predictable and consistent. We have applied for trademark registrations for the terms “Private Video Network” and “Private Video Programming”.

By analyzing and understanding the demographic and related data for each private venue, Watchit is able to develop highly-targeted television programming and advertising appealing specifically to, and therefore influencing, each audience. The Company focuses its video content on what is of greatest appeal and interest to each audience. As a result, we believe Watchit is far more likely to attract their attention and influence behavior. Whether the desire is to influence a buying decision, establish brand awareness and loyalty, build a connection with a customer or educate a trainee, Watchit Media’s approach to Private Venue Programming on Private Video Networks has an immediate impression on the captive audience.

Since acquiring OnSite, now Watchit, our strategy has been to grow Watchit’s existing service business and build distribution to provide a stream of revenue which is predictable and recurring. Watchit currently charges a monthly subscription fee to clients based on annual renewable contracts. We also generate revenue from clients that choose to outsource content development to Watchit. These have been the primary sources of revenue for the Watchit business.

While all of Watchit’s historical revenue has been generated from ‘services’, our new business and financial model includes revenue derived from third party advertising. Once Watchit establishes a large enough distribution network (i.e., a large enough audience), we expect to launch proprietary television programming that will include third party advertising. For example, we currently have a significant share of the hospitality and gaming market in Las Vegas, driving content to over 28% of the hotel rooms in Las Vegas.

In May 2004, we announced the launch of Watchit Convention News (“WCN”). WCN will present same-day coverage of major conventions in Las Vegas to hotel guest rooms. We know that convention organizations are continually looking for ways to offer their exhibitors new ways to attract the attention of convention attendees. WCN provides exhibitors and convention organizations a relevant and immediate way to communicate directly to attendees staying in Las Vegas hotels. In 2005, we plan to narrowcast WCN for three conventions in Las Vegas and will approach local, regional and national companies to advertise on WCN during our convention presentation. Based on our market research, there are over 60 conventions visiting Las Vegas in 2005 matching a size and scale suitable for WCN.

Another example of Watchit proprietary programming is the Watchit Gaming Guides (“WGG”), a television channel offering programming related to casino gaming. Our research indicates a high demand for a new, innovative approach to televised gaming instruction. Like WCN, WGG is a television experience that will include third party advertising that will be relevant to our target audience.

A technological extension of our proprietary programming model involves the use of IP to enable an interactive connection for hotel room guests. Internet technology infrastructure can be presented to provide our audience with a mechanism to take immediate action and make buying decisions. We are currently in discussions with technology companies that have developed interactive services that are well suited to this application in the hospitality and gaming sector.

We are executing a strategy that combines our technical and video media expertise to elevate narrowcasting to the next level for the hospitality and gaming market. Our business and financial models have been developed around the following:

•	Narrowcasting Services;

•	Proprietary Programming; and

•	Interactive Media.

Within the first two quarters of 2005, we intend to transform Cotelligent into Watchit Media. by:

•	Divesting Cotelligent’s IT services business and focusing the entire business strategy on narrowcasting;

•	Changing our name from Cotelligent, Inc. to Watchit Media, Inc. in order to build a new brand in a high growth market;

•	Raise capital to cover operating losses as we scale the narrowcasting business and consider complementary acquisitions; and,

•	Scale our internal operations to the size of Watchit Media’s new organization.

For the year ended December 31, 2004, three clients, U.S. Smokeless Tobacco Brands, Inc., Kraft Foods, North America, Inc., and two business units within BMW (BMW of North America, LLC and BMW Financial Services NA, LLC) individually accounted for more than 10% of the Company’s revenues from both continuing and discontinued operations.

NARROWCASTING INDUSTRY OVERVIEW

The advent of the television set and commercial video transmission in the early 1950’s introduced a break-through communication medium to the world, and an industry was born. It was called, broadcast television. Over the years, as this technology improved and the cost of television sets decreased, more and more consumers found it affordable to have television in their homes. Advertisers flocked to present their messages to this growing market as the production, presentation and scheduling of television programming improved.

During the early 1960’s, television found application in a variety of government and commercial environments beyond the home. So-called ‘closed circuit’ television was initiated in small television studios and presented to captive audiences for specific purposes. These purposes included education and training, public relations and promotion, internal communication and other narrowly targeted activities. The cost of the technology meant that it was only affordable to big companies and agencies of local, state and federal government. In addition, in the early 1970’s, cable television introduced a new variety of programming options to consumers broadening the options available for entertainment in the home.

During the 1970’s and 1980’s, improvements in cost and capabilities of video technology continued, making private use more affordable and the applications of video technology increased. Broadcast and cable television became more targeted, the measurement of the effectiveness of advertising became more scientific, new theme-based television channels like HBO, MTV and Discovery Channel captured the attention of audiences as cable television offered new, exciting program options.

The introduction of commercially available and affordable video cassette recorders and video cameras gave consumers the ability to both record and play video tape in the privacy of their own homes. Similarly, this new technology provided a way for businesses large and small to communicate, market, merchandise, promote, educate and train captive audiences as never before. The new flexibility in the use of video recorders gave their users the ability to present a single video recording across numerous television sets or video monitors within a single location at the same time. As opposed to broadcast or cable television, this new capability had a ‘narrow’ audience and the term narrowcasting emerged.

During the 1990’s, the use of video communication became pervasive. The video cassette gave way to the digital video disc, the cost and capabilities of players and recorders continued to improve and the world evolved from analog to digital. Video cameras that once weighed hundreds of pounds and cost hundreds of thousands of dollars have been replaced with video cameras that fit in the palm of the hand costing several hundred dollars. These efficiencies created by digital media are the key drivers to the growth of the narrowcasting industry.

Narrowcasting is defined as the digital delivery of motion media through electronic displays placed in indoor and outdoor settings, where all content is centrally managed and controlled. This new medium allows retailers, brand marketers and other entities to communicate with the public by using an unprecedented level of customization and timeliness. Besides promotional messages, narrowcasting can be used by many other content providers that wish to entice viewers with other types of programming; most commonly news programs, personal care information and other customer service messages.

The key aspects of the narrowcasting value proposition will be directly connected to content provided, regardless of the type of network and application. In order to become successful, narrowcasting content must satisfy the following conditions:

•	Visually stimulating content must hold a captive audience’s attention;

•	Targeted content must be relevant to the audience, the site, geography, time and other factors;

•	Dynamic content that can be changed quickly;

•	Interactive capabilities the audience can act upon according to their interests; and

•	Integrated content that can be linked to other information and systems relevant to the audience.

The major types of technology and features provided by narrowcasting systems are the following:

•	Digital displays, including CRT monitors, LCD screens, LEDs, gas plasma screens, rear projection, tiled video walls or a combination of these displays;

•	Display management hardware, ranging from a PC for a single display site to multiple PCs or a server that can run multi-display sites;

•	Software at the customer site for content control;

•	High-bandwidth communications for routine control and monitoring, and satellites for periodic downloading of large digital video and graphic files; and,

•	Central control site capable of managing a multi-site network.

There are currently more than 100 companies operating in this industry, excluding the various broadband providers and large content creators. Industry product and service providers are categorized as follows:

•	Network operators such as CNN, CTN, Next Generation Network and Watchit Media who are responsible for the central control centers, working as a key interface between system users and other partners;

•	Systems integrators such as Watchit Media and Hoffman who install systems, integrate software and components;

•	Software developers such as Allure, AlivePromo, FRED Systems and Watchit Media who program and deploy control, management, content creation and manipulation software;

•	Bandwidth providers such as AT&T Broadcast, Verizon and Time Warner Cable who have satellite and high speed communication pipelines; and

•	Display manufacturers such as Barco, Clarity Visual Systems and NEC who build and sell displays and perform ongoing research and development on technical improvements.

Despite these broad categories, there are competitors in the industry capable of vertical integration. In several cases, software developers act as system integrators. Also, system integrators are sometimes involved in managing network operations. The display manufacturer is usually a clearly defined category, although from time to time, they become involved in system integration activities. Often, to create a competitive advantage, partnerships are formed across competitive market segments to implement entire systems.

Independent distributors and value added resellers also implement systems for smaller businesses that lack the scale to attract the interest of the larger companies described above. We expect value added resellers will play a more significant role in the market in the future, once narrowcasting product and service providers start marketing industry-specific generic systems to single-site operators.

The most important category of those described above is the network operator. Network operators are responsible for selling to end users, interacting with advertisers, managing the network, interfacing with the other product and service providers and handling administrative issues.

WATCHIT MEDIA DIFFERENTIATION

In the narrowcasting market we differentiate ourselves from our competitors in the following ways:

We Use Internet Protocol (IP) and Digital Video Technology

Our foundation of experience in information technology is a competitive advantage to Watchit Media in the narrowcasting market. Over the past six years Cotelligent has focused on providing its clients with Internet application development, local area network, wide area network, wireless and other advanced technologies. At this stage in the evolution of narrowcasting, video data compression, digital video, computer aided video editing and broadband delivery of data is becoming increasingly important. As evidence of this fact, we have been awarded a number of significant client engagements because of our expertise in both technology and the production of video media.

The Watchit Media’s Financial Model Is Based on Subscription and Digital Video Production Services

Our clients retain us to manage a part of their television system infrastructure, produce video content pertinent to their brand, marketing communications and hotel property amenities, and present this content on their Private Video Networks. We have annual renewable contracts with our clients for managing the computer hardware that interfaces with their television systems and, in some cases, their information system infrastructure. Watchit Media charges a base monthly subscription fee for these services. Currently, Watchit derives over 95% of its revenue from base monthly subscription fess under these recurring revenue contracts.

In addition, our clients pay us on a time and materials basis for the production of video content. In the gaming and hospitality industry, our clients tend to require frequent changes to the content we produce for them. Video content pertaining to their entertainment, casino games, cross promotions, and activities are among the dynamic video content we produce.

Watchit Media also has proprietary IP based technology called MakeIT and ScheduleIT. MakeIT is a website within the www.watchitmedia.com that provides our clients with the functionality to produce advertising media and messaging pertinent to their organizations quickly and easily at low cost. Once the advertising media or messaging is complete, the user can easily send their completed advertisement via ScheduleIT immediately to their own Private Video Network at whatever scheduled intervals they direct.

Watchit Media Proprietary Television Programming With Third Party Advertising

During 2004, Watchit Media introduced its Watchit branded television programming designed to be relevant to the viewing audience at each gaming and hospitality venue. The principle of our proprietary television programming is based on the fact that each of our hotel client venues has a unique guest profile based on location, style, character, price, amenities, and other similar factors. The profiles of the guests that frequent a hotel tend to be similar and consistent. By understanding the characteristics of that profile, Watchit is able to produce and present television programming that is relevant and entertaining to the guest and, at the same time, include venue specific and third party advertising that is targeted and focused at a cost that is significantly less than broadcast and cable television advertising.

It is prohibitively expensive for a private venue like a hotel to advertise on broadcast or cable television. Within Watchit proprietary television programming, the venue advertises for free. With the cost of advertising on broadcast and cable television going up, mass market, regional and local advertisers are seeking more cost effective ways of reaching target audiences. Watchit proprietary television programming allows the venue to maximize the use of its television asset by customizing its programming and advertising directly to their captive audience. They already have the television system in place; we’re converting it into a powerful branding, marketing and communication system. Watchit Convention News (“WCN”), Watchit Music Vision (“WMV”), Watchit Gaming Guides (“WGG”) are but three of the proprietary television programs Watchit Media will be offering it clients in the future.

STRATEGIC ACQUISITIONS

In 2004, the Company executed a strategy to acquire businesses complementary to the Company’s service offerings. In the first quarter of 2004, recognizing the demand for IT services was soft and was expected to remain soft in the foreseeable future, the Company announced the acquisition of OnSite Media, Inc, a business that provides narrowcasting services through hardware and software to the gaming and hospitality industry. We believe the narrowcasting industry has dynamic growth potential and we intend to engage in acquisitions in narrowcasting and video media to expand our scale, geographic reach and to achieve rapid financial growth.

Acquisition of OnSite Media, Inc.

Cotelligent acquired OnSite Media, Inc., a Nevada corporation, on March 2, 2004. The aggregate consideration paid by Cotelligent was $3.3 million (10,679,612 shares of the Company’s Common Stock issued at fair value of $1.8 million, warrants to purchase 5,339,806 shares of the Company’s Common Stock valued using the Black-Sholes pricing model with valuation of $0.6 million, cash consideration of $0.6 million and direct acquisition costs of $0.4 million). Net liabilities assumed were approximately $0.2 million which resulted in the recognition of net assets of approximately $3.3 million. The results of OnSite Media, Inc. were included in the Company’s results from its acquisition date.

OnSite Media was renamed Watchit Media, Inc., and is now a wholly-owned subsidiary of Cotelligent, Inc. We intend to aggressively build the Watchit Media brand in the narrowcasting market. OnSite was a ten year old company that developed enabling digital technologies and production services aimed at providing complete solutions for video content creation, distribution, scripting and playback for companies with digital display channels and networks. OnSite historically provided this software and service offerings to the gaming and hospitality industry.

Narrowcasting consists of delivering dynamic, compelling promotional messaging to influence the actions of a localized audience. Promotional messages for hotel in-room channels, driving commercial messages to casino floors and outdoor signage had been the primary business of OnSite. In addition, OnSite developed a unique Internet media creation software application which we believe will give the newly formed Watchit Media, Inc. a competitive advantage. Watchit Media will continue to employ its marketing expertise and we will bring our resources and infrastructure to this smaller company to enhance their current offerings and expand to new markets.

The technology, marketing, administrative resources and skills of Cotelligent have helped to differentiate Watchit Media from the competition. We immediately integrated OnSite into Cotelligent. We have introduced enhanced products and services that have opened new markets previously not available to the former business and elevated its value proposition and, therefore revenue opportunity, with current clients.

MARKET CONDITIONS

The general market for IT services in the United States is soft and reflects uncertain economic conditions. According to market research from Gartner, compound annual growth rate for IT services over the next three years is expected to average 5%. In addition, many United States companies that are pursuing IT projects are doing so using off-shore, low cost resources in India and other underdeveloped countries. Under these conditions, we have found that making significant investments in sales and marketing have not resulted in proportional incremental revenue. Rather than continue to incur considerable sales and marketing costs pursuing broad-based opportunities, we decided to preserve our cash and focus on providing the highest level of service to our existing client base. As a result, we have been able to stabilize our revenue stream and reduce our expenses as we proceed with our plan to divest our IT services business. We believe that the market for new IT services and applications will be limited for the foreseeable future.

On the other hand, we have been proactive in researching and analyzing other technology markets where our expertise and know-how are complimentary. One of these markets is the narrowcasting market. We believe that combining Cotelligent’s experience in Internet, wireless and system integration technology with video media and digital signage technology presents new exciting opportunities. According to CAP Ventures, a research firm, United States spending on narrowcasting in 2004 was approximately $600 million. In 2009, spending is expected to increase to over $2.0 billion. On March 2, 2004, the Company acquired OnSite Media, Inc, a business that provides narrowcasting content through hardware and software to the hospitality and gambling industry. By acquiring a business in the narrowcasting market, Cotelligent is now leveraging its assets in a potentially high growth market.

MARKETING

We initiated a number of important marketing initiatives during 2004. These marketing initiatives were focused on helping the Company transform its identity, maintain its IT services and solutions business and build its new Watchit Media, Inc. brand in the markets in which we compete.

In 2004, we pursued the following initiatives:

•	Continue to support our sales force automation and software development activities with attentive account management to help Cotelligent maintain its strong client relationships.

•	Endeavor to engage new sales force automation and software development clients through referrals from our clients and partners.

•	Brand building through tradeshow presence at partner, targeted vertical market and similar information technology and narrowcasting events.

•	Conduct active, aggressive outreach to Watchit Media, Inc. clients in order to educate them about Watchit’s approach to narrowcasting following the acquisition of OnSite Media, Inc.

•	Convert all Watchit Media, Inc. client agreements from month-to-month to one year or longer terms.

•	Market the Watchit brand to the gaming and hospitality industry more broadly in order to win new clients.

•	Regular internal communications to employees of Cotelligent announcing events, client wins and successes to promote involvement and build culture.

In 2004, the marketing department supported both the IT services and narrowcasting businesses.

SALES

To control costs and focus our sales activity on our existing clients, the sales force was reduced in 2004 to only those who were required to service, support and grow the existing core client base on the Cotelligent side of our business. We have found that our selling and marketing approach is well suited to the markets Watchit Media serves as well. Currently, Watchit drives its video content to 50 casinos and over 60,000 hotel rooms. Twenty-nine of these casinos and 35,000 of these hotel rooms are in Las Vegas, Nevada.

Watchit Media launched a sales effort in early 2004 focused on gaining new clients in the gaming and hospitality industry. Through a combination of direct sales, direct mail, Internet and account management activities we broadened our reach geographically into gaming and hospitality markets that are new to us, and expanded our revenue within key markets in which we already compete.

During 2004, we introduced three proprietary television channels into the gaming and hospitality venues. Watchit’s proprietary television channels will be a significant part of our future growth. These television channels are developed, produced and will be presented across each of our client’s Private Television Networks in a way that targets the unique guest profile at each venue. Watchit Convention News presents same-day television coverage of large conventions in Las Vegas in hotel rooms where attendees and guests stay during the convention. The revenue driver of this presentation is advertising from convention exhibitors as well as third party advertising. Watchit Music Vision presents music video content focused on the unique profile of each venue with Watchit’s own video-jockey (“VJ”) personalities as program hosts. Watchit Music Vision’s revenue driver to the Company is third party advertising. Watchit Gaming Guide is our presentation of ‘how-to’ play casino games also driven by third party advertising. Watchit’s proprietary television presentations will include venue specific advertising which is free-of-charge to the venue.

Watchit Media has formed a new sales function to sell advertising time on our Private Video Networks during the presentation of our proprietary television programming. We believe this will be a growing revenue stream for the Company in the future.

COMPETITION

The narrowcasting industry is comprised of many small niche companies and a few large well capitalized companies. The market is highly fragmented at this early stage of the industry’s development. The majority of the narrowcasting companies in the competitive market use static delivery media like VHS tape or Digital Video Discs (“DVD”) to present video content. Increasing, users of dynamic motion media require frequent changes to content. Using Internet Protocol and advanced digital video technology is an important differentiator for our Company because we are able to change content anytime and immediately. Watchit has another competitive advantage because of our strong background as system integrators and in the development and installation of local and wide area networks which are becoming the technology backbone of dynamic motion media.

In addition, we believe we have an advantage in making acquisitions due to our past success as an active acquirer in the IT services and solutions market. The narrowcast competitive market has few public companies. We believe another competitive advantage for our Company is our past experience in operating as a public company, raising significant capital, and effectively managing a dynamically growing enterprise.

REGISTRANT INFORMATION

Cotelligent was incorporated in February 1993 as TSX, a California corporation. In November 1995, we changed our jurisdiction of incorporation to Delaware and our name to Cotelligent Group, Inc. In September 1998, we changed our name to Cotelligent, Inc. Unless the context otherwise requires, references to “Cotelligent,” “Company,” “we,” “us” and “our” refer to Cotelligent, Inc., a Delaware corporation.

Our headquarters are located at 655 Montgomery Street, Suite 1000, San Francisco, California 94111 and our telephone number is 415.477.9900. Our internet address is www.cotelligent.com. We make available free of charge on our Internet website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a)-15(d) of the Exchange Act of 1934 as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

EMPLOYEES

At December 31, 2004 we had 62 employees.

RISK FACTORS

The following discussion contains certain cautionary statements regarding Cotelligent, Inc.’s business and results of operations, which should be considered by our stockholders or any reader of our business and results of financial information disclosure. This information is provided to enable us to avail ourselves of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The following factors should be considered in conjunction with any discussion of our operations or results, including any forward-looking statements as well as comments contained in press releases, presentations to securities analysts or investors and all other communications made by us or our representatives. We intend to use the following words or variations of the following words to identify forward-looking statements: anticipates, believes, expects, estimates, intends, plans, projects and seeks.

In making these statements, we disclaim any intention or obligation to address or update each factor in future filings or communications regarding our business or results, and we do not undertake to address how any of these factors may have caused changes to discussions or information contained in previous filings or communications. In addition, any of the matters discussed below may have affected our past results and may affect future results, so that our actual results may differ materially from those expressed here and in prior or subsequent communications.

Risks Related to Our Business

If we are not be able to complete the disposition of our IT services business, or unable to generate positive cash flow and return to profitability, we may exhaust our capital.

We have experienced a general reduction in demand for our IT services. At the same time, we have taken action to divest non-strategic operations and have used the cash proceeds from these divestitures to pay off debt obligations. As a result, we have had adequate working capital to fund our needs as we restructured the business. However, our business has incurred net losses and negative operating cash flows in each of the past three years and our working capital and available cash has also decreased in each of the past three years. We have decided to dispose of our IT services business and instead focus on our narrowcasting business. On April 1, 2005 we signed a definitive agreement to sell our IT services business to FastTrack, LLC, an affiliate of Beverly Hills, California private equity firm Skyview Capital, LLC, for a purchase price of $2.8 million, subject to certain adjustments. The sale is subject to the approval of our stockholders and we cannot assure you that such approval will be obtained. In addition, the sale is not expected to close until the end of the second quarter of 2005. Our cash resources are limited. As of December 31, 2004, we had cash resources of approximately $526. If we are unable to consummate the sale of our IT services business or otherwise dispose of it, if our business does not begin to increase revenues, generate positive cash flow and return to profitability or if we do not obtain additional equity financing before the end of the first quarter of 2006, our on-going liquidity and financial viability would be materially and adversely affected and we may not be able to pursue our business strategy.

The failure to complete the disposition of our IT services business may result in a further decrease in the market value of our common stock and may create substantial doubt as to our ability to grow and implement our current business.

The sale of the IT solutions business is subject to a number of contingencies and other customary closing conditions, including the requirement that we obtain the renewal of certain customer contracts and the approval of the transaction by our stockholders, and we cannot predict whether we will succeed in obtaining these customer renewals and stockholder approval. In addition, the definitive agreement we have entered into with FastTrack, LLC may be terminated if the sale is not closed within 90 days of April 1, 2005, subject to a 30 day extension in certain limited circumstances.

We cannot guarantee that we will be able to meet the closing conditions set forth in the definitive agreement or the events that would lead to termination of the agreement will not happen. As a result, we cannot assure you that the disposition of the IT services business will be completed. If our stockholders fail to approve the sale or if the sale is not completed for any other reason, the market price of our common stock may decline. In addition, failure to complete the disposition may substantially limit our ability to grow and implement our current business strategies. In the event sufficient additional funding cannot be secured on a timely basis, we may not be able to sustain our operations if our IT services business cannot be sold in the near future.

By completing the sale of the IT services business to FastTrack, LLC, we will be losing a substantial source of our revenues.

By discontinuing the operations of our IT services segment and selling our remaining IT services component, we will no longer have assets that historically generated the majority of our revenue stream. The IT services segment represented 100% of our revenues in 2002 and 2003 and approximately 89% of our revenues (from both continuing and discontinued operations) in 2004.

We may make acquisitions, which if proven unsuccessful, could negatively affect our future profitability and growth.

We believe the economic landscape has created opportunity for us to invest in, or acquire businesses that have undergone severe downward pressure in revenues, profit, cash and stock price. We may not be able to identify, acquire or profitably manage additional businesses that we may invest in or acquire without substantial costs, delays or other problems. In addition, acquisitions may involve a number of special risks, including:

•	Diversion of management’s attention;

•	Failure to retain key acquired personnel; and

•	Risks associated with unanticipated events, circumstances or legal liabilities.

In addition, if the acquired businesses have operating losses or negative operating cash flow, our ability to achieve positive cash flow and profitability, as well as our liquidity, could be adversely affected. Some or all of these risks could adversely affect our operations and financial performance. For example, client satisfaction or performance problems at a single acquired business could adversely affect our reputation and financial results. Further, any businesses acquired in the future may not achieve anticipated revenues and earnings and therefore negatively impact our consolidated financial position, results of operations and cash flows.

We have decided to focus on our narrowcasting business and have only limited experience in this area.

Our new business strategy is to dispose of our IT services segment and focus on expanding our narrowcasting business. We have only been operating our narrowcasting business since March 2004 when we acquired OnSite Media, Inc. As a result, our senior management has only limited experience in this area and we cannot assure you that we will be successful in our efforts to expand our narrowcasting business.

The market for narrowcasting may not materialize.

Our ability to generate revenues in future periods will increasingly depend upon the market for narrowcasting services, solutions and products. There is a risk that the market for narrowcasting services, solutions and products will not materialize. Critical issues concerning the use of computer hardware and software platforms as well as other video equipment and media, their security, reliability, cost, accessibility and quality continue to evolve. The variability of these factors could materially affect our ability to compete in the market, resulting in an adverse effect on our consolidated financial position, results of operations and cash flows.

The decline in tourism, business travel or the gaming industry could have a material adverse effect on our narrowcasting business.

A stagnation or downturn in the economy of Nevada, any jurisdiction in which we operate, or the United States as a whole could have a material adverse effect upon our revenues, results of operations and financial condition. Currently, we provide our narrowcasting services to hotels and casinos primarily in Las Vegas, Nevada. Because our narrowcasting business is not diversified, we will be particularly vulnerable to adverse economic conditions in tourism, business travel or the gaming industry in Nevada.

Our growth plan requires a significant infusion of capital.

We intend to expand our existing narrowcasting business as well as create and develop new narrowcasting services, which may require infusions of capital. If we are not able to raise additional capital, revenue growth and profitability may be adversely affected.

We may need to invest heavily to create, produce, market and sell new narrowcasting services.

As the demand for narrowcasting services increases, there will be opportunity to provide these services in new and innovative ways. In order to provide these new narrowcasting services, we may need to invest heavily in the creation, production, marketing and selling of new narrowcasting services.

We may face intense competition that could adversely affect our ability to generate revenues and profitability.

The demand for narrowcasting services is expected to reflect dynamic growth over the next several years. We expect the demand will result in intense competition to provide narrowcasting services. If we are not able to successfully execute our strategy, our business may be materially and adversely affected.

We may have difficulty managing growth.

Our development has required and is expected to continue to require, the full utilization of our management, financial and other resources, which to date has had limited working capital. Managing our growth will depend upon our ability to improve and expand our operations, including our financial and management information systems, and to recruit, train and manage executive staff and employees. We may not be able to efficiently scale our operations, and this failure to effectively manage growth may have a materially adverse effect on our operating results and financial condition.

Our success is dependent on our key management personnel.

Our operations are dependent on the continued efforts of our executive officers and senior management. In addition, we will likely depend on the senior management of any business we may merge with or acquire in the future. If any of these people are unable or unwilling to continue in his or her present role, or if we are unable to hire, train and integrate new management personnel effectively, our business and consolidated financial position, results of operations and cash flows could be adversely affected. We do not maintain key person life insurance on our senior management.

We may not receive any proceeds from the exercise of the warrants issued in connection with the acquisition of OnSite Media, Inc.

If the warrant shares issued in connection with our acquisition of OnSite Media, Inc. are exercised, we will receive aggregate gross proceeds of approximately $1.3 million. Given the historical share price and market for Cotelligent common stock, there is no way to know whether the warrants will be in-the-money during the two years period in which they are exercisable. Consequently, we cannot predict whether the warrants will be exercised prior to their expiration or whether any funds from their exercise will be made available to us at anytime in the future. Additionally, the exercise of warrants will have dilutive effect on the holders of our common stock.

We may lose certain tax attributes as a result of our acquisition program.

At December 31, 2004, Cotelligent had available federal and state net operating loss (NOL) carry-forwards of approximately $41 million. Under Section 382 of the Internal Revenue Code of 1986, as amended, the use of prior losses, including NOLs, is limited if a corporation undergoes an “ownership change.” Our merger with OnSite Media, together with future issuances of equity interests by us or the exercise of outstanding warrants or options to purchase our capital stock, may result in an ownership change that is large enough for this limitation to apply. If the limitation applies, we may be unable to use a material portion of its available NOL carry-forwards to reduce future taxable income.

Risks Related to the IT Services Business

We may incur additional losses as we attempt to dispose of our IT services business and may not be able to complete the disposal of this business.

On April 1, 2005 we signed a definitive agreement to dispose of our IT services business. We may be forced to record additional charges in connection with the disposition, and we may face additional operating losses due to loss of business from clients who do not want to engage us because of the impending sale of this line of business. In addition, we may be unable to complete the disposition of this business because we are unable to obtain the approval of our stockholders. In this case, we will have to look elsewhere for additional sources of liquidity.

Our revenues and financial condition may be adversely affected by the loss of business from significant clients.

Our revenues are primarily derived from services provided in response to client requests or on an assignment-by-assignment basis. A significant portion of our revenues come from engagements which are terminable at any time by our clients without penalty. If we lose a major client or suffer a reduction in business our consolidated financial position, results of operations and cash flows may be adversely affected.

Our software applications may not work as intended.

Our IT services business includes a delivery strategy to provide synchronization and transfer of information between disparate systems, platforms and devices, and rapidly implement them on our own and our client’s platforms. If our software products, including our JASware™ products and FastTrack™ framework, do not work as intended, we will not be able to provide these solutions to our clients and our consolidated financial position, results of operations and cash flows would be adversely affected.

We may need to invest heavily in research and development to keep our software applications viable.

We may need to invest heavily in our technology to keep our software applications and solutions viable in the rapidly changing markets in which we operate. This research and development effort may require significant resources and may not be successful. The investment of significant resources in research and development could adversely affect our liquidity. In addition, our business may be adversely affected if our investment does not result in the development of software applications and solutions that can be used in providing IT solutions to our clients, resulting in an adverse impact on our consolidated financial position, results of operations and cash flows.

We may be unable to protect our proprietary technology.

Our success in providing mBusiness and Web services solutions depends, in part, upon our proprietary software applications and other intellectual property rights. We rely on a combination of trade secrets, nondisclosure, other contractual arrangements, copyright and trademark laws to protect our proprietary rights. We enter into confidentiality agreements with our employees, consultants and clients, and limit access to and distribution of our proprietary information. We cannot be certain that the steps we take in this regard will be adequate to deter misappropriation of our proprietary information or that we will be able to detect unauthorized use and take appropriate steps to enforce our intellectual property rights. In addition, although we believe that our services and products do not infringe on the intellectual property rights of others, infringement claims may be asserted against us in the future, and, if asserted, these infringement claims may be successful. A successful claim against us could materially adversely affect our business and consolidated financial position, results of operations and cash flows.

Our clients may cancel or delay spending on IT solution initiatives because of the current economic climate.

Since the second half of 2000, many companies have experienced financial difficulties or uncertainty and have canceled or delayed spending on technology consulting initiatives as a result. Furthermore, the severe financial difficulties which many start-up Internet companies have experienced have further reduced the perceived urgency by larger companies to begin or continue technology initiatives. If large companies continue to cancel or delay their technology consulting initiatives because of the current economic climate, or for other reasons, our business and consolidated financial position, results of operations and cash flows could be adversely affected.

We are subject to rapid changes in technology and client preferences.

Our markets are characterized by rapidly changing technology, changes in client requirements and preferences, frequent new product and service announcements, and evolving new industry standards and practices that could render our custom software development skills obsolete. Our success will depend, in part, on our ability to acquire or license leading technologies useful in our business; develop new software solutions and technology that address the increasingly sophisticated and varied needs of existing and prospective clients; and respond to technological advances and evolving industry standards and practices on a cost-effective and timely basis. To be successful, we must adapt to the rapidly changing market by continually improving the performance and reliability of software applications for our clients. We could also incur substantial costs to modify our software applications to adapt to these changes. Our consolidated financial position, results of operations and cash flows could be adversely affected if we incurred significant costs without adequate results.

We may not be able to establish successful partnerships or strategic alliances, and partnerships and strategic alliances we do establish may not be successful.

Part of our business strategy is to form partnerships and strategic alliances with entities that have complementary products, services or technologies which can help us provide complete services to our clients. Even if we identify suitable candidates, we may not be able to form partnerships or alliances on reasonable commercial terms. In addition, any partnerships or alliances we do establish may not complement our business or help us provide services to our clients. If we fail to establish successful partnerships or strategic alliances, our ability to provide clients with complete service could be adversely affected.

If we fail to continue to attract and retain qualified IT professionals, it could harm our business.

Our success depends upon our ability to attract, hire and retain technical consultants, software developers, software engineers and project managers who possess the necessary skills and experience to conduct our business. We continually identify, screen and retain qualified IT professionals to keep pace with client demand for rapidly evolving technologies and varying client needs. We compete for these professionals with our clients, other providers of software solutions and services, systems integrators, providers of outsourcing services, computer systems consultants and temporary staffing companies in a variety of industry segments. Competition for individuals with proven technical skills is intense. In the past, we have experienced difficulties in identifying and retaining qualified IT professionals and, in some instances, we were unable to meet requests for services. We cannot assure that qualified IT professionals will continue to be available to us in sufficient numbers.

We face intense competition within the IT service markets that could adversely affect our ability to generate revenues and profitability.

We compete with companies that seek to provide solutions to extend the functionality of a company’s enterprise IT system and those that provide mobility solutions. On any project, our competitors will depend, in part, on the industry and/or technology niche needed for the particular client’s business. Our competitors include local, regional and national software firms, IT consulting firms, system integration firms, professional service divisions of application software firms and the professional service groups of computer equipment companies. We may also compete with larger system integrators. Many of our competitors have greater technical, financial or marketing resources than we have. In addition, we intend to enter new markets and expand our solutions and services offerings through internal growth and acquisitions, and we expect to encounter additional competition from established companies in these areas. If we cannot compete effectively in our industry, our consolidated financial position, results of operations and cash flows could be adversely affected.

We face potential liability due to the project nature of our business which often requires our IT professionals to work at our clients’ place of business.

Our operating staff are often deployed in the workplace of other businesses. As a result of this activity, we could be subject to possible claims of discrimination and harassment, employment of illegal aliens or other similar claims. These types of claims could result in negative publicity for us and money damages or fines. Although we have not had any significant problems in this area, we could encounter these problems in the future.

We are also exposed to liability for actions of our operating staff while on assignment, including damages caused by employee errors, misuse of client-proprietary information or theft of client property. Because of the nature of our assignments and the related potential liability, we cannot assure that insurance we maintain, if continually available, will be sufficient in amount or scope to cover a loss.

Item 2. Properties

Our executive office is located in San Francisco, California and we operate our narrowcasting business from an office in Las Vegas, Nevada. These facilities have an aggregate of approximately 14,500 square feet and are leased at aggregate current monthly rents of approximately $19 with no lease commitment for these properties extending past the year 2007. In addition, the Company has lease commitments for a property included in discontinued operations as well as certain other properties from which we no longer operate. None of these lease commitments extend past 2007.

We believe that our properties are adequate for our needs. Furthermore, we believe that suitable additional or replacement space will be available when required on terms we believe will be acceptable.

Item 3. Legal Proceedings

We are, from time to time, a party to litigation arising in the normal course of our business. We are not presently subject to any material litigation.

Item 4. Submission of Matters to a Vote of Security Holders

No matters were submitted to a vote of security holders in the fourth quarter of 2004.

PART II

Item 5. Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

The following table sets forth, for the periods indicated, the high and low sales prices for the Common Stock. The Common Stock was listed on the NYSE under the symbol “CGZ”, until October 11, 2001, when it was listed on the OTC Bulletin Board, and then temporarily moved to the OTC Pink Sheets on September 25, 2002, returning to the OTC Bulletin Board on February 10, 2003. The Common Stock has been listed on the OTC under the symbol “CGZT”.

	Quarter End
Fiscal Year Ended Dec 31, 2003	Mar 31	June 30	Sept 30	Dec 31
Common stock price per share:
High	$0.48	$0.35	$0.43	$0.30
Low	0.25	0.20	0.20	0.13

Fiscal Year Ended Dec 31, 2004	Mar 31	June 30	Sept 30	Dec 31
Common stock price per share:
High	$0.29	$0.29	$0.20	$0.19
Low	0.18	0.14	0.10	0.10

On April 13, 2005, the last reported sales price of the Common Stock, as reported on the OTC Bulletin Board, was $0.13 per share. On April 13, 2005, there were 848 stockholders of record of the Common Stock. We did not repurchase any securities of the Company in the fourth quarter of 2004.

Item 6. Selected Financial Data

The following selected financial data should be read in conjunction with the financial statements, related notes and other financial information of the Company included elsewhere herein. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

SELECTED FINANCIAL DATA

(In thousands, except share and per share data)

	Year Ended December 31,				Nine Months Ended December 31, 2000
	2004	2003	2002	2001
Statement of Operations Data (1) (2) (3):
Revenues	$862	$—	$—	$—	$—
Cost of services	364	—	—	—	—

Gross profit	498	—	—	—	—
Selling, general and administrative expenses	1,953	—	—	—	—
Restructuring charge	(67)	—	—	—	—

Operating loss	(1,388)	—	—	—	—
Other income (expense)	82	(1,349)	(1,784)	(73)	(1,360)

Loss from continuing operations before income tax benefit	(1,306)	(1,349)	(1,784)	(73)	(1,360)
Income tax benefit	28	—	—	—	—

Loss from continuing operations	(1,278)	(1,349)	(1,784)	(73)	(1,360)

Loss from discontinued operations, net of income tax benefit of $ -, $2,509, $7,493, $3,455, $7,677	(2,927)	(11,001)	(6,939)	(23,456)	(56,348)
Income on sale of discontinued operations, net of income taxes of $-, $-, $-, $-, $12,744	—	—	—	—	19,541

Loss from discontinued operations	(2,927)	(11,001)	(6,939)	(23,456)	(36,807)

Net loss	$(4,205)	$(12,350)	$(8,723)	$(23,529)	$(38,167)

Loss per share
Basic and diluted:
Loss from continuing operations	$(0.06)	$(0.10)	$(0.13)	$(0.01)	$(0.10)
Loss from discontinued operations	(0.13)	(0.83)	(0.53)	(1.75)	(2.72)

Net loss	$(0.19)	$(0.93)	$(0.66)	$(1.76)	$(2.82)

Weighted average number of shares outstanding:
Basic and diluted	22,351,924	13,324,217	13,201,532	13,379,320	13,537,927

	December 31,
	2004	2003	2002	2001	2000
Balance Sheet Data:
Working capital (deficiency)	$(1,053)	$4,567	$16,396	$26,689	$37,353
Total assets	$5,373	$8,363	$25,033	$36,080	$65,805
Long-term debt	$—	$—	$—	$—	$—
Stockholders’ equity	$2,605	$4,483	$16,697	$25,456	$49,286

(1)	The Company historically operated on an April 1 to March 31 fiscal year. In July 2000, the Company changed its fiscal year to December 31, resulting in a nine month transition period from April 1, 2000 through December 31, 2000. Prior to December 31, 2004, the Company entered into a plan to divest its IT services segment. Accordingly, the accompanying financial data have been prepared to present as discontinued operations the Company’s IT services business for all periods presented.
(2)	On August 8, 2000, the Company contributed cash and its Philadelphia-based operation to a joint venture, bSmart.to LLC for 50% ownership. On December 6, 2000, the Company exercised its right to terminate the relationship under the joint venture agreement, and consequently, the net assets of the Philadelphia-based operation, including cash and another subsidiary of the joint venture, JAS Concepts, reverted back to the Company. Accordingly, during the period of August 8 through December 6, 2000, the Company’s investment in the joint venture was accounted for on the equity method of accounting. Prior to August 8, 2000 and after December 6, 2000, the results of the Philadelphia-based operation were consolidated with the accounts of the Company.
(3)	Cotelligent acquired OnSite Media, Inc., a Nevada corporation, on March 2, 2004. The results of OnSite Media, Inc. were included in the Company’s results from its acquisition date.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cotelligent was formed in February 1993 to acquire, own and operate IT services businesses. Cotelligent was a non-operating entity until 1996 when it first began to acquire businesses. The Company historically operated on an April 1 to March 31, fiscal year. In July 2000, the Company changed its fiscal year to December 31, resulting in a nine-month transition period from April 1, 2000 through December 31, 2000. In 2004, the Company was organized into two reportable segments, IT services and narrowcasting (which became effective with the acquisition of OnSite Media, Inc. on March 2, 2004). The results of OnSite Media, Inc. have been included in the Company’s results from its acquisition date. Prior to December 31, 2004, the Company entered into a plan to divest its IT services segment. Accordingly, the Selected Financial Data of Cotelligent has been restated to present as discontinued operations the Company’s IT services segment for all periods presented.

On a continuing operations basis, Cotelligent provides narrowcasting services which includes Internet protocol (IP) technologies and production services for video content, distribution, scripting and playback on digital display video channels and networks, as well as maintenance, support and contract services on software and hardware products it licenses. The Company provides these services primarily to gaming and hospitality businesses. Narrowcasting, maintenance and support services are provided under term contracts of which most are one year or longer. These contracts are renewable at the discretion of our clients.

The Company recognizes revenue for the subscription of maintenance, support and contract services on software and hardware products it licenses to its narrowcasting clients as the Company performs the services. Revenues earned for software license sales and service contracts are recorded based on the provisions of AICPA SOP 97-2, “Software Revenue Recognition,” as amended, which shares the basic criteria described above. For each element in a software arrangement (e.g. license, maintenance, and services), the amount of revenue recognized is based upon vendor specific objective evidence of fair value using the residual method. Revenue for production services for video content, distribution, scripting and playback on digital display video channels and networks on either a time and materials basis, when services are provided or where pursuant to fixed-fee contract, the revenue is generally recognized as services are rendered on the percentage-of-completion method of accounting based on hours incurred to total estimated labor hours to complete. Revenues include reimbursable expenses charged to and collected from clients.

The Company’s principal costs are professional compensation directly related to the performance of services and related expenses. Gross profits (revenues after professional compensation and related expenses) are primarily a function of the number of gaming and hospitality properties that subscribe to the narrowcasting services as well as the number of channels for different narrowcasting services each property elects to subscribe to and the level of video production service purchased by the client. Gross profits can be adversely impacted if clients do not renew contracts, if the Company is not effective in managing its service activities, or if fixed-fee engagements for production services are not properly priced.

Operating income can be adversely impacted by increased administrative staff compensation and expenses related to streamlining or expanding the Company’s business, which may be incurred before revenues or economies of scale are generated from such investment.

OVERVIEW OF 2004 AND 2003

In the years leading up to 2003, we strategically shifted from providing general IT services and solutions to a targeted approach to offering mobile workforce management and Web services. We changed our go-to-market strategy to better focus our resources and leverage our experience and solid client base in these areas. Our decision to do this was reinforced at the time by market research, financial research and our own research and analysis indicating that mobile workforce management and Web services were the next emerging growth markets. Our solutions utilized broadly accepted as well as cutting edge technologies. We spent considerable time on the development of these core competencies after divesting the majority of our IT staffing business in 2000. In addition, the Company carefully assessed and exited a number of solutions and service offerings that were not core to the principal service offerings outlined above.

While executing this strategy we believed we were focused on offering services that would help us increase revenue in the near term. From 2001 through the third quarter of 2003 the Company continued to invest heavily in a large scale sales, marketing and business development organization working to capture new business. In September 2002, the Company hired a marketing executive to develop and implement a more formalized and systematic marketing program for the Company because of the difficulty we were having in selling new business to new clients. Marketing programs re-designed and put in place by early 2003 offered promising results when measured against prior year sales opportunity pipeline and business backlog. By the second quarter of 2003, the

Company gained more confidence in its marketing program and saw an unprecedented number of prospect and client proposals. Nevertheless, throughout 2003 we continued to be disappointed by prospects and clients either delaying decisions to initiate projects or pursuing lower cost off-shore technical resource to executing their projects. In spite of the Company’s investments in its selling organization, we were not successful in signing new business with companies we had not done business with before. We did, however, continue to sign new contracts with existing clients.

In August of 2003, it became clear to us that a number of opportunities that only a few months before looked promising were not going to close. The Company performed an in-depth review of each opportunity and concluded that businesses were reticent to use discretionary expenditures to invest in mobile workforce and Web service technologies (or other new projects) given the fact that their current IT environments operated satisfactorily. In addition, fearful of continuing poor economic conditions and market pressures, we observed that many of the prospects that decided to pursue projects did so with larger, better capitalized firms than Cotelligent.

It became evident that the outlook for spending in IT services would continue to be uncertain without any clear indication of when a turnaround could be expected. Accordingly, in August 2003, the Company terminated the majority of its senior executive staff along with most of the sales and business development organization. At the same time we aggressively engaged our existing clients and committed ourselves to supporting their project requirements. In some cases we have been successful in securing longer term commitments. By scaling back expenses and focusing intensely on generating business from our long term clients we began to stabilize our revenue trend allowing us to move forward in our attempt to restore profitability and positive cash flow

Throughout the remainder of 2003, the Company continued to reduce headcount and looked closely at expense activity to scale back and streamline operating costs in line with revenue. The Philadelphia-based operation that supports Cotelligent’s sales force automation application FastTrack has achieved stable revenue over the past several years and our clients continue to give us high marks for performance and client service. In addition, the core team responsible for our custom software development activities is helping us to take advantage of recurring projects with existing clients. By keeping only the top sales account executives and account managers, we have lowered our selling cost and improved our client relationships and retention.

In April 2003, our Chief Executive Officer, James Lavelle, sent a letter to our stockholders indicating the Company’s intention to engage in merger and acquisition activities in order to help improve Cotelligent’s prospects for the future and increase our scale. As a matter of course since we started our Company in 1996 and successfully executed an aggressive merger and acquisition strategy through early 1999, we believed this strategy would help us improve our prospects. We researched and analyzed a variety of vertical markets that could provide new growth opportunities for us through merger or acquisition. In mid-2003 Cotelligent signed a letter of intent to acquire a field force automation firm. After 90 days of due diligence, we decided not to consummate the transaction.

In September 2003, Cotelligent engaged in a dialog with a Las Vegas based narrowcasting company, OnSite Media, Inc. The combination of Cotelligent’s deep history in Internet, media and wireless technologies and OnSite’s strength in driving video content to high growth venues in the gaming and hospitality industries looked promising. Cotelligent entered into a definitive agreement to acquire OnSite Media, Inc. on November 24, 2003, and closed the acquisition transaction on March 2, 2004. By integrating OnSite’s business with Cotelligent’s infrastructure, and by utilizing our public company know how to position us for the future, we have set about executing a strategy that we believe will allow us to play an important role in the convergence of Internet, video and mobile technology. This is a growing; fast paced market in which we believe the ability to integrate these technologies will help us to differentiate us from many other companies.

Upon completion of the acquisition, OnSite Media was renamed Watchit Media, Inc., and is now a wholly-owned subsidiary of Cotelligent, Inc. The newly acquired business was immediately integrated into the Cotelligent infrastructure from March through October 2004. Our Board of Directors carefully followed and evaluated the financial and operating performance of our Company’s two business segments. While the IT services and solutions business continued to struggle, Watchit Media performed well and experienced significant revenue growth, together with increased gross margin performance, up to 63% in the fourth quarter of 2004. In addition, Watchit’s near and longer term business opportunities appeared to indicate the strong possibility of future revenue growth.

In November 2004, we announced our plan to divest our entire IT services and solutions business and change our name to Watchit Media, Inc. allowing us to focus all of our attention on narrowcasting. On April 1, 2005 we signed a definitive agreement to divest our IT services and solutions business to Fast Track LLC, an affiliate of Beverly Hills, California private equity firm Skyview Capital, LLC, for aggregate consideration of $2.8 million in cash at closing and an earn-out of up to $950 if certain revenue targets are attained over the three years following completion of the sale. The purchaser will be entitled to a post-closing refund of up to $700 if certain specified business conditions are not satisfied. The divestiture is subject to stockholder approval and is expected to close by the end of the second quarter of 2005.

Year Ended December 31, 2004 Compared to Year Ended December 31, 2003

The Company has two reportable segments: IT services and narrowcasting. Prior to December 31, 2004, the Company entered into a plan to divest its IT services segment. Accordingly, the financial information presented in this Annual Report has been prepared to present as discontinued operations the Company’s IT services business. The Company’s continuing operations consist of the narrowcasting segment. The Company commenced reporting revenues for its narrowcasting segment following the acquisition of On-Site Media, Inc. on March 2, 2004. As a result, on a continuing operations basis, the Company had no revenue, gross profit or selling, general and administrative expenses to report prior to March 2, 2004.

Revenues

Gross Profit

Selling, General and Administrative Expenses

Revenues from continuing operations during the year ended December 31, 2004 were $862. Our narrowcasting clients retain us to manage a part of their television system infrastructure, produce video content pertinent to their brand, marketing communications and hotel property amenities, and present this content on their Private Video Networks. We have annual renewable contracts with our clients for managing the computer hardware that interfaces with their television systems and, in some cases, their information system infrastructure. Watchit Media charges a base monthly subscription fee for these services. Currently, Watchit derives over 95% of its revenue from base monthly subscription fess under these recurring revenue contracts.

In addition, our clients pay us on a time and materials basis for the production of video content. In the gaming and hospitality industry, our clients tend to require frequent changes to the content we produce for them. Video content pertaining to their entertainment, casino games, cross promotions, and activities are among the dynamic video content we produce.

Gross profit from continuing operations during the year ended December 31, 2004 was $498 and selling, general and administrative expenses from continuing operations were $1,953 for the year ended December 31, 2004.

Restructuring Charge

In 2001 the Company took a restructuring charge to provide for remaining lease obligations on certain facilities it no longer operated from. The initial restructuring charge for this program has been classified as part of discontinued operations as the underlying operating facilities related to the IT services segment.

During 2004, the Company reassessed its remaining lease obligations for these facilities and accordingly, reduced restructuring liabilities by $67. As the restructuring liabilities have been classified as a liability of the continuing operations, the $67 adjustment was also classified as part of continuing operations.

Other Income (Expense)

Other income (expense) primarily consists of interest income, interest expense, and equity method losses on an investment in an alliance partner and the change in market value associated with an investment in a marketable security.

Interest income, net of interest expense, was $82 for the year ended December 31, 2004 compared to $259 for the year ended December 31, 2003. The decrease in net interest income was the result of lower cash balances on hand during the year ended December 31, 2004.

There was no other expense for the year ended December 31, 2004 compared to $1,608 of other expense for the year ended December 31, 2003. The decrease was principally the result of the change in 2003 of the market value associated with an investment in a marketable security ($1,273) and equity method losses on an investment in an alliance partner ($335).

Income Tax Benefit

The Company realized an income tax benefit of $28 for the year ended December 31, 2004 which consisted of some state income tax deposit refunds.

Loss from Discontinued Operations

Discontinued operations comprised operations associated with the IT services segment. Loss from discontinued operations was $2,927 for the year ended December 31, 2004 compared to $11,001 for the year ended December 31, 2003. The reduction in loss was the result of improvements to the utilization of billable staff due to the elimination of a number of underutilized billable people and reductions in selling, general and administrative expenses.

Year Ended December 31, 2003 Compared to Year Ended December 31, 2002

No revenues were generated from the narrowcasting segment during the years ended December 31, 2003 and 2002. Accordingly, there were no selling, general and administrative expenses associated with the narrowcasting segment during those periods.

Other Income (Expense)

Other income (expense) primarily consists of interest income, interest expense, and equity method losses on an investment in an alliance partner and the change in market value associated with an investment in a marketable security.

Interest income, net of interest expense, was $259 for the year ended December 31, 2003 compared to $183 for the year ended December 31, 2002. The increase in net interest income was the result of recognizing interest income on payment of notes receivable by certain officers of the Company, a decrease in interest expense due the pay-off of an obligation due the sellers of an acquired business, offset by lower interest income on lower cash balances on hand during the year ended December 31, 2003.

Other expense for the year ended December 31, 2003 was $1,608 compared to $1,967 for the year ended December 31, 2002. The decrease in other expense was principally the result of the change in market value associated with an investment in a marketable security and equity method losses on an investment in an alliance partner.

Income (Loss) from Discontinued Operations

Discontinued operations comprised operations associated with the IT services segment. Loss from discontinued operations was $11,001 for the year ended December 31, 2003 compared to $6,939 for the year ended December 31, 2002. The increase in the operating loss was primarily due to a reduction in revenues due to a reduction in custom software development projects and a reduction in the benefit for income taxes.

LIQUIDITY AND CAPITAL RESOURCES

In recent years, the Company has financed its operations principally through its own cash. On October 8, 2004, the Company entered into a Contract of Sale Security Agreement, (as amended, the “Agreement”) with CAPCO Financial Company, a division of Greater Bay Bank N.A. (the “Lender”). Under the Agreement, the Company has agreed to sell to the Lender all of its accounts receivable existing as of the date of the Agreement or thereafter created during the term of the Agreement at a discount below face value. The Lender has reserved the sum of $1,000 for the purchase of the Company’s accounts receivable and these funds are available daily at the Company’s option, subject to the restriction that the maximum amount available to the Company may not exceed 80% of the accounts receivable that meet the Lender’s eligibility requirements. Funds advanced by the Lender to the Company under the Agreement are subject to a daily fee equal to the Lender’s prime rate plus 4%, 9.25% at December 31, 2004. The Company has granted the Lender a first priority security interest in all accounts, contract rights, chattel paper, documents, instruments and related general intangibles now owned or hereafter acquired and the proceeds thereof.

The Agreement has an initial term of 12 calendar months. The Agreement includes customary covenants regarding events of default. Upon an event of default, the Lender may, among other things, declare any amounts outstanding under the Agreement immediately due and payable.

Cash used in operating activities was $1,332 for the year ended December 31, 2004 compared to $2,384 for the year ended December 31, 2003. In 2004, the $1,287 net loss from continuing operations, $473 increase in accounts receivable, and $100 adjustment to the valuation allowance for note receivable from a former officer, offset by $157 of depreciation and amortization and $262 increase in accounts payable were the primary net uses in operating activities. In 2003, the $1,349 loss from continuing operations, $2,437 reduction in income taxes payable, $156 increase in prepaid expenses and other current assets, and $440 decrease in accounts payable and accrued expenses, offset by $1,273 unrealized loss on investment in marketable securities, $335 equity loss from investment in alliance partner and $303 loss on forgiveness of note receivable from acquirer of a previously sold business were the primary net uses in operating activities. The primary sources of liquidity for the Company going forward are the collection of its accounts receivable, cash balances and cash equivalents.

Cash used in investing activities was $600 for the year ended December 31, 2004 compared to $1,175 provided by investing activities for the year ended December 31, 2003. In 2004, the Company used $605 for transaction costs associated with the purchase of On-Site Media, Inc, $295 for the purchase of property and equipment, offset by $200 of payments on a note from the acquirer of a previously sold business and $100 of payments on a note receivable from stockholder. In 2003, the Company was provided $1,080 of payments on a note from the acquirer of a previously sold business, $270 from the investment in a marketable security for services provided by the Company for which the Company had not recognized revenue and $175 of cash paid and costs incurred in connection with an acquisition.

Cash provided by financing activities was $191 for the year ended December 31, 2004, which comprised $386 of secured borrowings offset by $195 of cost associated with the issuance of Common Stock, compared to $62 for the year ended December 31, 2003 which represented net proceeds on the issuance of common stock.

During the past and in 2004, management has taken action in response to the continued softness in IT services in order to preserve cash, including but not limited to significant reductions in headcount, outsourcing certain administrative functions, changing benefit plan insurance carriers, relocating the headquarters resulting in lower lease obligations, acquiring a business in an industry with more near term growth prospects than IT services, securing a line of credit agreement against its accounts receivable and announcing the plan to divest its IT services segment. On February 1, 2005, the Company entered into a Stock and Warrant Purchase Agreement with certain accredited investors pursuant to which the Company sold common stock and warrants resulting in a cash infusion to the Company. In addition, on April 1, 2005 the Company signed a definitive agreement with FastTrack, LLC, an affiliate of Beverly Hills, California private equity firm Skyview Capital, LLC for the sale of its remaining IT services business. Management has carefully forecasted its results of operations and financial position through December 31, 2005, and has determined that the remaining cash on hand, together with cash available from the line of credit, proceeds from sales of Common Stock to accredited investors and proceeds from the sale of the IT services segment, will provide adequate cash to fund its anticipated working capital needs. In the event circumstances arise that are not factored into the forecast, management will take further action to streamline operations and to continue looking for financing alternatives.

The following table reflects our contractual cash obligations as of December 31, 2004, excluding interest, due over the indicated periods.

Contractual Cash Obligations:	Payments Due by Period
	Total	Less than 1 Year	1 to 3 Years	4 to 5 Years	After 5 Years
Operating leases, net of sublet arrangements	$1,668	$685	$983	$—	$—

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued SFAS No. 123-Revised 2004 (“SFAS 123(R)”), Share-Based Payment. This is a revision of SFAS No. 123, Accounting for Stock-Based Compensation, and supercedes APB No. 25, Accounting for Stock Issued to Employees (“APB 25”). As noted in our stock based compensation accounting policy, the Company generally does not record compensation expense for employee stock options. Under SFAS 123(R), the Company will be required to measure the cost of employee services received in exchange for stock compensation, based on the grant date fair value (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). The fair value for stock options will be estimated using an option pricing model. Excess tax benefits, as defined in SFAS 123(R), will be recognized as an addition to paid-in capital. Under SFAS 123(R), measurement and recognition of compensation expense related to the Company’s restricted stock will be the same as APB 25. The provisions of SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company does not expect that the application of this accounting pronouncement to have a material effect to its operating results or financial position.

At the September 2004 meeting of the EITF, the SEC staff announced guidance on the use of the residual method to value acquired intangible assets other than goodwill in a business combination (EITF Topic D-108). The SEC concluded that the residual method does not comply with the requirements of SFAS No. 141, “Business Combinations.” Instead, a direct value method should be used to determine the fair value of all intangible assets required to be recognized under SFAS No. 141. Similarly, impairment testing of intangible assets should not rely on a residual method and instead, should comply with the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets.” The Company has applied the guidance as set forth in EITF Topic D-108 in 2004 as it related to the intangibles recognized in connection with the 2004 acquisition of OnSite Media, Inc.

In November 2004, the Emerging Issues Task Force (“EITF”) issued EITF No. 03-13, Applying the Conditions in Paragraph 42 of FASB Statement No. 144 in Determining Whether to Report Discontinued Operations. EITF 03-13 assists in the development of a model for evaluating (a) which cash flows are to be considered in determining whether cash flows have been or will be eliminated and (b) what types of continuing involvement constitute significant continuing involvement when determining whether the disposal or sale of a component of a business is to be accounted for as discontinued operations. The Company has applied the guidance as put forth in EITF 03-13 in 2004, as it related to discontinued operations reporting in connection with the December 2004 announced divestiture of its IT services segment .

CRITICAL ACCOUNTING ESTIMATES

Allowance for Doubtful Accounts

The Company provides an allowance for potentially uncollectible accounts receivable under the provisions of SFAS No. 5, “Accounting for Contingencies,” in the ordinary course of business. The allowance is derived as the result of periodic reviews of aged and known problem accounts during each quarter. In addition, the Company reserves for unknown issues in its receivables at the balance sheet date using a formula consistent from quarter to quarter. Management believes that its approach is appropriate to reserve for potentially uncollectible receivables. If management had taken another approach to developing its reserve, the allowance for doubtful accounts may have been different than that reported.

Revenue Recognition

The Company recognizes revenue when there is evidence of an agreement, a fixed or determinable fee, and collectibility is reasonably assured, and delivery has occurred. Revenues exclude reimbursable expenses charged to and collected from clients. Revenues pursuant to fixed-fee contracts are generally recognized as services are rendered on the percentage-of-completion method of accounting based on hours incurred to total estimated labor hours to complete. Revenues earned for software license sales and service contracts are recorded based on the provisions of AICPA SOP 97-2, “Software Revenue Recognition,” as amended, which shares the basic criteria described above.

Accounting for Long-Lived Assets

The Company records impairment losses on long-lived assets used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of those items. Management judgment is required in evaluating whether impairment has occurred. Furthermore, our estimated cash flow is based on historical results adjusted to reflect our best estimate of future market and operating conditions. Any material change affecting the assumptions used to project the estimated undiscounted cash flows or our expectation of future market conditions could result in a different conclusion. Assets for which the carrying value is not fully recoverable are reduced to fair value.

Accounting for Income Taxes

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes.” This pronouncement requires using an asset and liability approach to recognize deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. The Company has not given benefit to any deferred tax assets or net operating losses in the previous three fiscal years due to uncertainty of realizing these assets in future periods. In addition, the financial statements have provided for certain tax positions taken by the Company in certain tax periods.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

During the quarter ended June 30, 2000, the Company was exposed to market risk related to changes in interest rates on a line of credit available at the time. The interest rate on this line of credit was tied to the Agent’s prime rate and LIBOR. This line of credit was terminated on June 30, 2000.

On October 8, 2004, the Company entered into a Contract of Sale Security Agreement, (as amended, the “Agreement”) with CAPCO Financial Company, a division of Greater Bay Bank N.A. (the “Lender”). Funds advanced by the Lender to the Company under the Agreement are subject to a daily fee equal to the Lender’s prime rate plus 4%. Beginning October 8, 2004, the Company was exposed to market risk related to changes in interest rates on this agreement.

On August 19, 2002, the Company acquired Convertible Redeemable Preferred Stock in Bluebook International Holding Company (“Bluebook”), which was converted to common stock during 2004. The Company accounts for the common stock as a trading security with changes in fair value recorded in the consolidated statements of operations. Accordingly, subsequent to August 19, 2002, the Company was exposed to market risk related to changes in the market price of the common stock in Bluebook.

Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

Cotelligent, Inc.:

We have audited the accompanying consolidated balance sheets of Cotelligent, Inc. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cotelligent, Inc. and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with United States generally accepted accounting principles.

/s/ Rowbotham and Company LLP

San Francisco, California

April 14, 2005

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share data)

	December 31, 2004	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$526	$5,688
Refundable income taxes	16	85
Accounts receivable, including unbilled accounts of $2 and $-, net of allowance for doubtful accounts of $60 and $-, and $590 and $- pledged as collateral security, respectively	530	—
Notes receivable from officer and stockholder, net of valuation allowance of $- and $796, respectively	—	—
Current portion of note receivable from acquirer of previously sold business	—	200
Prepaid expenses and other current assets	133	358
Current assets of discontinued operations held for sale	160	1,496

Total current assets	1,365	7,827
Property and equipment, net	259	—
Goodwill	2,592	—
Other intangibles, net of $118 of accumulated amortization	748	—
Investment in marketable security	—	—
Equity investment in alliance partner	—	—
Other assets	239	207
Non current assets of the discontinued operations held for sale	170	329

Total assets	$5,373	$8,363

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Secured borrowings	$386	$—
Accounts payable	247	—
Accrued compensation and related payroll liabilities	264	—
Restructuring liabilities	425	289
Other accrued liabilities	198	84
Current liabilities of the discontinued operations held for sale	898	2,887

Total current liabilities	2,418	3,260
Restructuring liabilities, net of current portion	268	520
Lease deposits on sublet properties	13	31
Income taxes payable	69	69

Total liabilities	2,768	3,880

Commitments and contingencies	—	—

Stockholders’ equity:
Preferred Stock, $0.01 par value; 500,000 shares authorized, no shares issued or outstanding	—	—
Common Stock, $0.01 par value; 100,000,000 shares authorized, 24,984,792 and 14,076,613 shares issued, respectively	250	141
Additional paid-in capital	82,801	80,583
Accumulated deficit	(79,946)	(75,741)
Treasury stock	(500)	(500)

Total stockholders’ equity	2,605	4,483

Total liabilities and stockholders’ equity	$5,373	$8,363

See accompanying notes to the consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	For the Year Ended December 31,
	2004	2003	2002
Revenues	$862	$—	$—
Cost of revenues	364	—	—

Gross profit	498	—	—
Selling, general and administrative expenses	1,953	—	—
Restructuring charge	(67)	—	—

Operating loss	(1,388)	—	—
Other income (expense):
Interest expense	(9)	(35)	(112)
Interest income	91	294	295
Other	—	(1,608)	(1,967)

Total other income (expense)	82	(1,349)	(1,784)

Loss from continuing operations before income tax benefit	(1,306)	(1,349)	(1,784)
Income tax benefit	28	—	—

Loss from continuing operations	(1,278)	(1,349)	(1,784)
Loss from discontinued operations, net of income tax benefit of $-, $2,509, and $7,493	(2,927)	(11,001)	(6,939)

Net loss	$(4,205)	$(12,350)	$(8,723)

Earnings per share:
Basic and diluted –
Loss from continuing operations	$(0.06)	$(0.10)	$(0.13)
Loss from discontinued operations	(0.13)	(0.83)	(0.53)

Net loss	$(0.19)	$(0.93)	$(0.66)

Basic and diluted weighted average number of shares outstanding	22,351,924	13,324,217	13,201,532

See accompanying notes to the consolidated financial statements.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(In thousands, except share and per share data)

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Treasury Stock		Total Stockholders’ Equity
	Shares	Amount			Shares	Amount
Balance, December 31, 2001 (notes 13 and 19)	13,822,915	$138	$80,486	$(54,668)	644,600	$(500)	$25,456
Issuance of Common Stock, net of costs	31,197	1	3	—	—	—	4
Return of shares issued in connection with earn-out to sellers of acquired business	(100,000)	(1)	(39)	—	—	—	(40)
Net loss	—	—	—	(8,723)	—	—	(8,723)

Balance, December 31, 2002	13,754,112	138	80,450	(63,391)	644,600	(500)	16,697
Issuance of Common Stock, net of costs	322,501	3	59	—	—	—	62
Change in terms of stock options granted	—	—	74	—	—	—	74
Net loss	—	—	—	(12,350)	—	—	(12,350)

Balance, December 31, 2003	14,076,613	141	80,583	(75,741)	644,600	(500)	4,483
Issuance of Common Stock in connection with purchase of business	10,679,608	107	1,708	—	—	—	1,815
Issuance of Warrants in connection with purchase of business	—	—	676	—	—	—	676
Cost of registering and issuing securities in connection with purchase of business	—	—	(195)	—	—	—	(195)
Issuance of Common Stock in connection with director compensation	228,571	2	29	—	—	—	31
Net loss	—	—	—	(4,205)	—	—	(4,205)

Balance, December 31, 2004	24,984,792	$250	$82,801	$(79,946)	644,600	$(500)	$2,605

See accompanying notes to the consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, except share and per share data)

	For the Year Ended December 31,
	2004	2003	2002
Cash flows from operating activities:
Loss from continuing operations	$(1,278)	$(1,349)	$(1,784)
Adjustments to reconcile net loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	39	—	—
Amortization of identifiable intangible assets	118	—	—
Restricted shares issued in connection with director compensation	31	—	—
Compensation expense resulting from change in terms of stock options	—	74	—
Adjustment to valuation allowance for note receivable from stockholder	(100)	—	—
Equity loss from investment in alliance partner	—	335	512
Unrealized loss on investment in marketable security	—	1,273	1,457
Deferred income taxes, net	—	—	(7,493)
Provision for doubtful accounts	(7)	—	—
Loss on forgiveness of note receivable from acquirer of a previously sold business	—	303	—
Changes in current assets and liabilities:
Accounts receivable	(473)	—	—
Prepaid expenses and other current assets	52	(156)	5
Accounts payable and accrued liabilities	262	(440)	(721)
Deferred revenue	(18)	—	—
Income taxes, net	69	(2,437)	14,304
Other assets	(27)	13	(12)

Net cash provided by (used in) operating activities	(1,332)	(2,384)	6,268

Cash flows from investing activities:
Payments received on note from acquirer of previously sold business	200	1,080	816
Repayment of note receivable from stockholder	100	—	—
Purchases of property and equipment	(295)	—	—
Investment in marketable security	—	—	(3,000)
Cash paid for purchase of business	(605)	(175)	—
Dividend received from marketable security	—	270	—

Net cash provided by (used in) investing activities	(600)	1,175	(2,184)

Cash flows from financing activities:
Secured borrowings	386	—	—
Cost of issuing of Common Stock and warrants	(195)	—	—
Net proceeds from issuance of common stock	—	62	(36)

Net cash provided by financing activities	191	62	(36)

Cash flows from discontinued operations:
Cash used in discontinued operations	(3,421)	(10,848)	(5,143)

Net decrease in cash and cash equivalents	(5,162)	(11,995)	(1,095)
Cash and cash equivalents at beginning of period	5,688	17,683	18,778

Cash and cash equivalents at end of period	$526	$5,688	$17,683

See accompanying notes to the consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(In thousands, except share and per share data)

	For the Year Ended December 31,
	2004	2003	2002
Supplemental disclosures of cash flow information:
Interest paid	$9	$36	$102
Income taxes paid	$4	$2	$-
Income taxes refunded	$14	$53	$14,304
Significant non-cash financing and investing activities:
Return of shares previously issued in connection with earn-out to sellers of acquired business	$—	$—	$40
Services exchanged for preferred stock of third party	$—	$—	$2,100
Repayment of officer notes receivable with severance and bonus compensation	$364	$1,080	$—
Revaluation of note receivable from stockholder	$404	$—	$—
Deferred acquisition costs	$175	$—	$—

Detail of acquisition:
Cash	$(36)	$—	$—
Accounts receivable	(50)	—	—
Prepaid expenses and other current assets	(2)	—	—
Property and equipment	(3)	—	—
Other assets	(5)	—	—
Goodwill	(2,592)	—	—
Other intangibles	(866)	—	—
Accounts payable	106	—	—
Accrued compensation	50	—	—
Other accrued liabilities	91	—	—
Common stock issued to sellers of an acquired business	1,815	—	—
Warrants issued to sellers of an acquired business	676	—	—
Cash paid in 2003	175	—	—

Cash paid in 2004	(641)	—	—
Cash acquired in acquisition	36	—	—

Cash used for purchase of business	$(605)	$—	$—

See accompanying notes to consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 1 –Summary of Significant Accounting Policies and Practices

Description of Business

Cotelligent, Inc. (“Cotelligent” or the “Company”), a Delaware corporation, provides narrowcasting services which include digital technologies and production services for video content, distribution, scripting and playback on digital display channels.

In 2004, the Company was organized into two reportable segments, IT services and narrowcasting (which became effective with the acquisition of OnSite Media, Inc. on March 2, 2004). Prior to December 31, 2004, the Company entered into a plan to divest its IT services segment. Accordingly, the accompanying consolidated financial statements and related footnotes have been prepared to present as discontinued operations the Company’s IT services segment for all periods presented.

These financial statements include the accounts of Cotelligent, Inc. and its subsidiaries. The results of OnSite Media, Inc. have been included in the Company’s results from its acquisition date.

Liquidity

The Company has had operating losses and negative operating cash flows for the past several fiscal periods. This has been due to declining demand for IT services and solutions and investments the Company has made in Watchit Media, Inc., its new narrowcasting business. As a result, the Company is exposed to certain risks which include the availability of financing, the retention of and dependence on key individuals, the effects of intense competition, the ability to develop and successfully market new product and service offerings, and the ability to streamline operations and increase revenues. While the Company is now focused on executing a growth strategy in the narrowcasting market, there can be no assurance the Company will be profitable in the future.

During the past and in 2004, management has taken action in response to the continued softness in IT services in order to preserve cash, including but not limited to significant reductions in headcount, outsourcing certain administrative functions, changing benefit plan insurance carriers, relocating the headquarters resulting in lower lease obligations, acquiring a business in an industry with more near term growth prospects than IT services, securing a line of credit agreement against its accounts receivable and announcing the plan to divest its IT services segment. On February 1, 2005, the Company entered into a Stock and Warrant Purchase Agreement with certain accredited investors pursuant to which the Company sold common stock and warrants resulting in a cash infusion to the Company. In addition, on April 1, 2005 the Company signed a definitive agreement with FastTrack, LLC, an affiliate of Beverly Hills, California private equity firm Skyview Capital, LLC for the sale of its remaining IT services business. Management has carefully forecasted its results of operations and financial position through December 31, 2005, and with has determined that the remaining cash on hand, together with cash available from the line of credit, proceeds from the sales of Common Stock to accredited investors, and proceeds from the sale of the IT services segment, will provide adequate cash to fund its anticipated working capital needs. In the event circumstances arise that are not factored into the forecast, management will take further action to streamline operations and to continue looking for financing alternatives.

Basis of Presentation

The accompanying consolidated financial statements and related notes to the consolidated financial statements include the accounts and results of Cotelligent, Inc. and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles.

Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the period. Significant items subject to estimation include the allowance for doubtful accounts, revenue recognition, restructuring liabilities, impairment charges and income taxes.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience. The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. All other balances are reviewed on a pooled basis. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable, cash and cash equivalents. The Company’s cash and cash equivalent credit risk is managed by investing its cash in highly liquid debt instruments. Receivables arising from services provided to clients are not collateralized and accordingly, the Company performs ongoing credit evaluations of its clients to reduce the risk of loss and provides an allowance for potentially uncollectible accounts. In addition, the Company has a high concentration of its revenues and accounts receivable in a few clients.

At December 31, 2004, accounts receivable comprise balances due from both discontinued and continuing operations as accounts receivable are collateralized against a line of credit obligation of the continuing operation. The first and second largest customer receivable balances were 45% and 26% of total receivables, respectively, both of which related to the discontinued operations. These two receivable balances were the only accounts that exceeded 10% of total receivables.

At December 31, 2004, the first, second and third receivable balances of the continuing operations accounts receivable were 16%, 12% and 11%, respectively and represented 39% of total continuing operations receivables. For the year ended December 31, 2004, no individual client comprised more than 7% of total revenues on a continuing operations basis.

Deferred Acquisition Costs

The Company defers costs associated with potential acquisitions which typically include outside service costs (such as legal and accounting) directly attributable to a target acquisition and classifies such amounts in other current assets. When a target acquisition is acquired, the associated deferred acquisition costs are included in the purchase price of the acquisition. At the time the Company determines a potential acquisition will not be acquired, the associated deferred transaction costs are charged to selling, general and administrative expenses. At December 31, 2004 and 2003, deferred acquisition costs were $- and $175, respectively.

Software Development Costs

Costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. After technological feasibility is established, any additional costs are capitalized in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to Be Sold, Leased or otherwise Marketed.” Because the Company believes that its current process for developing software is essentially completed concurrently with the establishment of technological feasibility, no software development has been capitalized as of December 31, 2004 and 2003.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the respective assets on a straight-line basis. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the respective assets.

Investments

Investments in other businesses where ownership is less than 20% are accounted for using the cost basis of accounting. Investments where ownership is between 20% and 50%, and where the Company has the ability to exercise significant influence, are accounted for using the equity method of accounting.

Investments in other businesses that meet the definition of a debt security under the provisions of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” are classified as trading securities and reported at fair value, with unrealized gains and losses recorded in other income (expense) in the consolidated statements of operations.

Long-Lived Assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Prior to the adoption of SFAS No 144, the Company accounted for long-lived assets in accordance with SFAS No. 121, “Accounting for Impairment of Long-Lived Assets and for the Long-Lived Assets to Be Disposed Of.” In accordance with SFAS No. 144, long-lived assets to be held are reviewed for events or changes in circumstances, which indicate that their carrying value may not be recoverable. The Company periodically reviews the carrying amount of long-lived assets to determine whether or not impairment to such amount has occurred.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, marketable securities, refundable income taxes, short-term accounts receivable, accounts payable, accrued liabilities and income taxes payable for which current carrying amounts are equal to or approximate fair market value. The carrying value of secured borrowings approximates fair value, as interest is tied to or approximates market rates.

Revenue Recognition

The Company recognizes revenue for production services for video content, distribution, scripting and playback on digital display video channels and networks on a time and materials basis, when services are provided. Revenue pursuant to fixed-fee contracts are generally recognized as services are rendered on the percentage-of-completion method of accounting based on hours incurred to total estimated labor hours to complete. Revenue for maintenance, support and contract services on software products it licensed is recognized as the Company performs the services. Revenues earned for software license sales and service contracts are recorded based on the provisions of AICPA SOP 97-2, “Software Revenue Recognition,” as amended, which shares the basic criteria described above. For each element in a software arrangement (e.g. license, maintenance, and services), the amount of revenue recognized is based upon vendor specific objective evidence of fair value using the residual method. Revenues include reimbursable expenses charged to and collected from clients.

Cost of Revenues

Cost of revenues consists primarily of compensation and benefits of Cotelligent’s employees engaged in the delivery of narrowcasting services.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Provision is made in the Company’s consolidated financial statements for current income taxes payable and deferred income taxes arising primarily from net operating loss carry-forwards and temporary differences. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a valuation allowance to reduce deferred tax assets, when realization may not be likely.

Repurchase of Common Stock

The Company records the repurchase of Common Stock as a reduction of stockholders’ equity at cost. When shares of common stock are reissued, the Company uses a first-in, first-out method.

Stock-Based Compensation

The Company has adopted the disclosure provisions of SFAS No. 123, “Accounting for Stock-Based Compensation” as amended. As permitted by the provisions of SFAS No. 123, the Company continues to apply the provision of APB Opinion 25 and related interpretations in accounting for its employee stock option plans.

Accordingly, the Company measures compensation expense for its employee stock-based compensation awards using the intrinsic value method and provides pro forma disclosures of net income (loss) and earnings (loss) per share as if the fair value method had been applied. Therefore, compensation cost for employee’s stock awards is measured as the excess, if any, of the fair value of our common stock at the grant date or re-measurement date over the amount an employee must pay to acquire the stock and is amortized over the related service periods using the straight-line method. Compensation expense previously recorded for unvested employee stock-based compensation awards that are forfeited upon employee termination is reversed in the period of forfeiture.

The fair value of these options was estimated at the date of grant using a Black-Scholes option pricing (“Black-Scholes”) model with the following weighted average assumptions for the years ended December 31, 2004, 2003 and 2002, respectively: (1) risk-free interest rates of 2.59%, 1.94% and 3.787%, (2) a dividend yield of 0%, (3) volatility factors of the expected market price of the Company’s common stock of 143.5%, 186%, and 187%, and (4) a weighted average expected life of 1.59, 3.25 and 3.25 years. The weighted average fair values of options granted during the years ended December 31, 2004, 2003 and 2002 were $0.17, $0.24 and $0.38 per share, respectively. The Black-Scholes model was developed for use in estimating the fair value of traded options that have no vesting restriction and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected volatility of the Company’s Common Stock. For purposes of pro forma disclosure, the estimated fair value of options is amortized to expense over the options’ vesting period. If the Company had elected to recognize compensation expense for options granted during the years ended December 31, 2004, 2003 and 2002, based on the fair value as described in SFAS No. 123, net loss and earnings per share would have been changed to the pro forma amounts indicated below.

	For the Year Ended December 31,
	2004	2003	2002
Net loss as reported	$(4,205)	$(12,350)	$(8,723)
Add: Stock-based employee compensation expense included in net loss, net of tax	—	74	—
Deduct: total Stock-based employee compensation expense determined under fair value based method for all awards, net of tax.	230	243	1,108

Pro forma net loss	$(4,435)	$(12,519)	$(9,831)

Loss per share, as reported:
Basic and diluted	$(0.19)	$(0.93)	$(0.66)

Pro forma loss per share:
Basic and diluted	$(0.20)	$(0.94)	$(0.74)

Earnings (Loss) Per Share

Basic earnings (loss) per share are calculated by dividing net income by the weighted average number of shares of Common Stock outstanding during the period. Diluted earnings per share include the impact of Common Stock options outstanding, when dilutive.

Discontinued Operations

Discontinued operations consist of the Company’s IT services business. The Company entered into a plan to divest of these operations prior to December 31, 2004. The operating results of these operations for all periods presented have been reflected in the accompanying consolidated financial statements as income (loss) from discontinued operations for all periods presented.

Restructuring Charges

In June 2002, FASB Statement No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” was issued. Statement No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94 -3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity.” The provisions of Statement 146 were effective for exit or disposal activities initiated after December 31, 2002, with earlier application encouraged.

Comprehensive Loss

The Company has adopted the provisions of SFAS No. 130, “Comprehensive Income.” SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components for general purpose financial statements. For all periods presented, there were no differences between net loss and comprehensive loss.

Note 2 – Acquisition

Purchase of OnSite Media, Inc.

Cotelligent acquired OnSite Media, Inc, a Nevada corporation, on March 2, 2004. In the acquisition, OnSite was merged with and into Watchit Media USA, Inc. a wholly owned subsidiary of Cotelligent, or “Watchit”. OnSite was a ten year old company that developed enabling digital technologies and production services aimed at providing complete solutions for video content creation, distribution, scripting and playback for companies with digital display channels and networks. OnSite historically provided this software and service offerings to the hospitality and gambling industries. This is called narrowcasting.

Narrowcasting technology presents dynamic, compelling motion media that influences the actions of captive audiences. Promotional messages for hotel in-room channels, presenting commercial messages to casino entertainment facilities and outdoor signage had been the primary business of OnSite. In addition, OnSite developed a unique Internet media creation software application which we believe will give the newly formed Watchit a competitive advantage. Cotelligent intends to leverage its marketing expertise, resources and infrastructure to enhance Watchit’s current services, launch new proprietary television programs, add greater value to current client relationships, add clients in the hospitality market, and expand to new markets.

The Company believes the convergence of Internet, wireless and video media will soon become a major part of the technology landscape. We believe Cotelligent’s infrastructure, experience in developing wireless and Internet business applications and its system integration expertise are an excellent fit with the rapidly evolving narrowcasting market.

The aggregate consideration paid for the acquisition was $3,307 (10,679,608 shares of the Company’s Common Stock issued at fair value of $1,815 and based on the average closing price of the Company’s common stock for a few days prior to and after the signing of the definitive agreement and related public announcement to purchase the business on November 25, 2003, warrants to purchase

5,339,803 shares of the Company’s common stock value using the Black-Sholes with the following assumptions: (1) risk-free interest rate of 1.95%, (2) a dividend yield of 0%, (3) volatility factor of the expected market price of the Company’s Common Stock of 175%, and (4) a weighted average expected life of 2 years, that resulted in a valuation of $676, cash consideration of $510 and transaction costs of $501). Transaction costs of $501 include $195 paid for registration of securities in connection with the acquisition which were netted against the issuance of the shares. Liabilities assumed were approximately $247, and tangible assets acquired were approximately $96. The Company recognized total intangible assets of $3,458 resulting from the acquisition.

The Company has obtained an independent valuation for the aggregate consideration paid for the acquisition as follows.

Total liabilities assumed	$(247)
Total tangible assets acquired	96
Identifiable intangible assets:
Software	73
Customer contracts	98
Archived content video library	695
Goodwill	2,592

Total aggregate consideration paid	$3,307

The changes in carrying amounts of goodwill and other intangibles for the year ended December 31, 2004 were as follows.

	Goodwill	Other Intangibles
Balance, January 1, 2004	$—	$—
Acquired in 2004	2,592	866
Amortization expense	—	(118)

Balance, December 31, 2004	$2,592	$748

The Company has ascribed useful lives to the identifiable intangible assets that range from 2 to 20 years. In the year ended December 31, 2004 the Company recorded amortization on the identifiable intangible assets of $118.

Immediately following the close of the transaction, with the issuance of 10,679,608 shares of Cotelligent common stock, the former OnSite stockholders owned 43% of the total shares of Cotelligent common stock then outstanding.

The results of the acquired business were included in the Company’s results of operations from its acquisition date, March 2, 2004.

In accordance with SFAS No. 141, “Business Combinations,” the following unaudited pro forma information for the years ended December 31, 2004, 2003 and 2002, gives effect to the acquisition of OnSite Media, Inc., as if the acquisition was completed as of the beginning of the periods reported below.

	(Unaudited) Year Ended December 31,
	2004	2003	2002
Pro forma revenues	$1,101	$1,110	$875

Pro forma loss from continuing operations before income tax benefit	$(1,244)	$(1,531)	$(2,112)

Pro forma loss from continuing operations	$(1,219)	$(1,531)	$(2,112)

Pro forma loss per share:
Basic and diluted	$(0.04)	$(0.06)	$(0.09)

Note 3 – Allowance for Doubtful Accounts

On a continuing operations basis, Cotelligent commenced recognition of revenue subsequent to the acquisition of OnSite Media, Inc., March 2, 2004. In addition, during the fourth quarter of 2004, Cotelligent, entered into a line of credit secured against the accounts receivable of both the discontinued and continuing operations, effectively restoring the allowance for doubtful accounts related to the discontinued operation.

Balance, December 31, 2001	$—
Provision for doubtful accounts	—
Recoveries	—
Write-offs	—

Balance, December 31, 2002	—
Provision for doubtful accounts	—
Recoveries	—
Write-offs	—

Balance, December 31, 2003	—
Provision for doubtful accounts	(7)
Reclassification of allowance from discontinued operations	67
Recoveries	—
Write-offs	—

Balance, December 31, 2004	$60

Note 4 – Property and Equipment

Property and equipment was comprised of the following.

	Useful Lives (In Years)	December 31, 2004	December 31, 2003
Computer software and office equipment	3-5	$137	$—
Furniture and fixtures	5	50	—
Leasehold improvements	2	111	—

		298	—
Less accumulated depreciation and amortization		(39)	—

Property and equipment, net of accumulated depreciation and amortization		$259	$—

Depreciation and amortization expense included in selling, general and administrative expense, for the years ended December 31, 2004, 2003 and 2002, was $39, $- and $-, respectively.

Note 5 – Investments

Investment in White Horse Interactive

On July 18, 2000, the Company paid $2,000 to acquire a 35% ownership interest in White Horse Interactive, an integrated media agency, which resulted in a difference between the cost of the investment and the amount of underlying equity in net assets totaling $1,300. The Company uses the equity method of accounting for this investment and recorded an equity loss of $-, $335, and $510 for the years ended December 31, 2004, 2003 and 2002, respectively.

During 2004, White Horse Interactive defaulted on a note payable to the predecessor owners of the business. The predecessor owners exercised their right to a return of the stock in the sole operating subsidiary of White Horse Interactive, which left the Company with an investment in a non-operating business. At December 31, 2004 and 2003, the net book value of the investment was zero.

Bluebook International Holding Company, Inc.

On August 19, 2002, the Company acquired 3,055,540 shares of Series C Convertible Redeemable Preferred Stock (“Series C”) of Bluebook International Holding Company, Inc. (“Bluebook”), representing an approximately 9% ownership interest (assuming conversion of all outstanding preferred stock) in exchange for $1,000 in cash, conversion of a $500 bridge loan from Cotelligent to Bluebook, advanced earlier in the third quarter of 2002. In accordance with the purchase and development agreement, management of the Company expected Cotelligent to be a preferred provider of implementation services for Bluebook’s future software products.

Under the Series C purchase and development agreement, the Company contributed additional services and funded an additional $1,500 in cash, due upon Bluebook’s first sale of certain software associated with the purchase and development agreement in the fourth quarter of 2002. Upon payment of the additional $1,500 and delivery of the remaining services, the Company received an additional 2,261,164 shares of Series C, which increased the Company’s ownership interest in Bluebook to 15% (assuming conversion of all outstanding preferred stock, and assuming no further stock issuances on behalf of Bluebook).

The value of the Series C was initially recorded at $3,000, the amount of cash paid to Bluebook. The cost of the contributed services was recorded as research and development costs in the accompanying consolidated statements of operations.

Under the certificate of designation of the Series C stock, Bluebook is required, at the Company’s option, to either convert the Series C shares to common stock at any time or redeem the Series C shares for cash beginning four years and up through six years after the date of initial issuance.

The Series C meets the definition of a debt security under the provisions of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” In accordance with SFAS No. 115, the Company classified the Series C as a trading security and consequently reports the investment at fair value, with unrealized gains and losses recorded in other income (expense) in the consolidated statements of operations. Accordingly, the investment was reduced by $1,457 during the year ended December 31, 2002 and $1,273 during the year ended December 31, 2003 due to the decrease in fair value since the acquisition date.

During the year ended December 31, 2002, the Company delivered and contributed software development services to Bluebook, in connection with the investment and for which no revenue was recognized. Costs of $1,048 associated with this development project were recorded as research and development costs.

During the year ended December 31, 2003, the Company provided software development services to Bluebook for which no revenue was recognized. Payments of $270 were received from Bluebook for the delivery of such services during the year ended December 31, 2003 which were applied against and further reduced the carrying value of the investment. Costs of $230 associated with software development services during the year ended December 31, 2003 were recognized as research and development expense. At December 31, 2003, the book value of the investment in Bluebook was zero as a result of recognizing the decrease in fair value of the investment and the partial return of the investment.

During the year ended December 31, 2004, the Company converted the Series C stock to common stock, which included trading restrictions in line with the Series C purchase agreement. In 2004, Bluebook reverse split its common stock on a twenty to one basis, resulting in Cotelligent owning 265,835 shares of Bluebook common stock. At December 31, 2004, the book value of the investment in Bluebook was zero. Subsequent to December 31, 2004, the trading restriction on the Bluebook common stock was removed.

Note 6 –Secured Borrowings

On October 8, 2004, the Company entered into a Contract of Sale Security Agreement, (as amended, the “Agreement”) with CAPCO Financial Company, a division of Greater Bay Bank N.A. (the “Lender”). Under the Agreement, the Company has agreed to sell to the Lender all of its accounts receivable existing as of the date of the Agreement or thereafter created during the term of the Agreement at a discount below face value. The Lender has reserved the sum of $1,000 for the purchase of the Company’s accounts receivable and these funds are available daily at the Company’s option, subject to the restriction that the maximum amount available to the Company may not exceed 80% of the accounts receivable that meet the Lender’s eligibility requirements. In addition, the Lender has full recourse against the Company. Funds advanced by the Lender to the Company under the Agreement are subject to a daily fee equal to the Lender’s prime rate plus 4%, 9.25% at December 31, 2004. The Company has granted the Lender a first priority security interest in all accounts, contract rights, chattel paper, documents, instruments and related general intangibles now owned or hereafter acquired and the proceeds thereof. Transactions under the Agreement are being accounted for as secured borrowings rather than a sale of assets pursuant to SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. At December 31, 2004, the Company had $386 outstanding out of a total of $424 available for borrowing based on eligible accounts receivable at that time.

The Agreement has an initial term of one year. The Agreement includes customary covenants regarding events of default. Upon an event of default, the Lender may, among other things, declare any amounts outstanding under the Agreement immediately due and payable. At December 31, 2004, the Company was in compliance with the customary covenants.

Note 7 – Other Accrued Liabilities

	December 31, 2004	December 31, 2003
Audit fee accrual	$75	$—
Other accrued liabilities	123	84

Total other current liabilities	$198	$84

Note 8 – Restructuring Expense

September 2001

In September 2001, as part of the Company’s efforts to streamline its operations commensurate with its revenue base, the Company identified additional opportunities to reduce its cost structure. Accordingly, the Company adopted an exit plan which resulted in a restructuring charge of $2,436 during the year ended December 31, 2001. The September 2001 plan included provisions for severance of approximately 145 management and operating staff ($1,034) as well as closure costs associated with a plan to consolidate or dispose of certain locations ($1,402). The September 2001 plan did not meet the requirements of the EITF 94-3 “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)”, and Staff Accounting Bulletin No. 100, “Restructuring and Impairment Charges”, in order to accrue costs as of a commitment date. Therefore, the September 2001 plan costs that did not provide a future benefit were charged to operations when due and payable.

October 2002

In the fourth quarter of 2002, the Company developed a new approach to marketing and delivering its service offerings and consequently, created a plan to reorganize and streamline the organization responsible for the delivery of the client services. This reorganization resulted in a headcount reduction of 27 people. Accordingly, the Company recognized $691 of termination benefits paid during the fourth quarter as a restructuring charge. At December 31, 2002, there was no remaining liability related to this restructuring program.

August 2003

In August 2003, as part of the Company’s efforts to streamline its operations commensurate with its revenue base, the Company identified opportunities to reduce its cost structure by reducing headcount. The Company terminated approximately 33 management and operating staff between August 2003 and December 2003 and recorded a restructuring charge related to the severance and extended medical coverage (“COBRA”) benefits provided to the terminated employees of $2,531. The Company paid all severance benefits prior to December 31, 2003. A former officer of the Company terminated as part of the restructuring plan, used severance benefits to re-pay $618 of notes receivable and accrued interest due the Company.

October 2004

In October of 2004, as part of the Company’s efforts to streamline its operations commensurate with its revenue base, the Company identified additional opportunities to reduce its cost structure and decided to close its software development operation in southern

California. Accordingly, the Company adopted an exit plan which resulted in a reduction of approximately 14 management and operating staff ($93) as well as closure costs associated with a plan to dispose of the southern California location ($24). The Company accounted for the plan in line with SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”,

The following table provides a reconciliation of the beginning and ending liability balances for each of the years in the three-year period ended December 31, 2004.

	September 2001	August 2003	October 2004		Total
	Facilities Closure	Severance & Benefits	Severance	Facilities Closure
Balance, December 31, 2001	$1,290	$—	$—	$—	$1,290
Spending	(368)	—	—	—	(368)

Balance, December 31, 2002	922	—	—	—	922
Restructuring charge	—	2,531	—	—	2,531
Severance payment withheld and applied to note receivable from officer	—	(618)	—	—	(618)
Spending	(123)	(1,864)	—	—	(1,987)
Adjustments	(39)	—	—	—	(39)

Balance, December 31, 2003	760	49	—	—	809

Restructuring charge	—	—	93	24	117
Spending	(85)	(32)	(49)	—	(166)
Adjustments	(59)	(8)	—	—	(67)

Balance at December 31, 2004	$616	$9	$44	$24	$693

Note 9 – Income Taxes

All of the Company’s pre-tax losses are derived from operations in the United States. The income tax provision (benefit) from continuing operations consists of the following.

	For the Year Ended December 31,
	2004	2003	2002
Current:
Federal	$—	$—	$—
State	(28)	—	—

Total current	(28)	—	—

Deferred:
Federal	—	—	—
State	—	—	—

Total deferred	—	—	—

Total income tax benefit	$(28)	$—	$—

Significant components of deferred tax assets and liabilities of the Company were as follows.

	December 31, 2004	December 31, 2003
Deferred tax assets:
Allowance for doubtful accounts	$21	$23
Allowance for officer notes	—	296
Restructuring liabilities	250	282
Accrued vacation	86	106
Accrued liabilities	216	279
Net operating loss carry-forwards	14,953	13,363
Investments	2,565	2,640
Depreciation and amortization	521	639
Other	992	1,006
Valuation allowance	(19,604)	(18,634)

Net deferred taxes	$—	$—

The net change in the valuation allowance for the years ended December 31, 2004, 2003 and 2002 was an increase (decrease) of $970, $5,512 and $(530).

The Company has fully reserved for all net deferred tax assets, including net operating losses, due to management’s uncertainty of their realizability. The Company will continue to assess the adequacy of and need for the valuation allowance and to the extent it is determined that such allowance is no longer required; the tax benefit of the remaining net deferred tax assets will be recognized in the future.

At December 31, 2004, the Company had available federal and state net operating loss (NOL) carry-forwards of approximately $41,250, which expire in the 2019 through 2024 tax years. Under Section 382 of the Internal Revenue Code of 1986, as amended, the use of prior losses, including NOLs, is limited if a corporation undergoes an “ownership change.” The acquisition of OnSite Media, Inc., together with future issuances of equity interests by the Company or the exercise of outstanding warrants or options to purchase the Company’s common stock, may result in an ownership change that is large enough for this limitation to apply. If the limitation applies, the Company may be unable to use a material portion of its available NOL carry-forwards to reduce future taxable income.

In the first quarter of 2002, Congress approved the Job Creation and Worker Assistance Act of 2002 (the Act) allowing net operating losses for the Company’s fiscal tax year ending March 31, 2002 to be carried back five years. In accordance with SFAS No. 109, the effect of this change in tax law was reflected in the December 31, 2002 financial statements as changes in tax law are reflected in the period of enactment.

The income tax benefit of $2,509 for the year ended December 31, 2003 resulted from the reversal of an accrual for income tax contingencies of $2,549, offset by state tax payments of $40. During the annual assessment of the tax provision in the fourth quarter of 2003, the Company identified additional net operating losses, available for carryback to the tax years that gave rise to the contingencies, which became available in 2003 to mitigate the exposure.

The Company’s effective income tax rate for its continuing operations varied from the U.S. federal statutory tax rate as follows.

	For the Year Ended December 31,
	2004	2003	2002
U.S. federal statutory rate	(34.0)%	(34.0)%	(34.0)%
State income taxes, net of federal benefit	(4.2)%	(3.1)%	(3.4)%
Non-deductible items	1.9%	—	—
Change in valuation allowance	48.8%	37.1%	37.4%
Other	(14.6)%	—	—

Effective tax rate	(2.1)%	0.0%	0.0%

During the year ended December 31, 2003, the Internal Revenue service commenced an audit of the tax returns and related tax refund claims for the Company’s two fiscal years ended March 31, 2001 and 2002. Management does not expect the examination to have a material adverse impact on the Company’s consolidated financial position, results of operations or cash flows.

Note 10 – Discontinued Operations

Prior to December 31, 2004, the Company entered into a plan to divest its IT services segment. The following financial data reflects the total assets and total liabilities of the discontinued operations and summary of operating results for the years ended December 31, 2004, 2003 and 2002.

Assets and Liabilities of Discontinued Operations:

	December 31, 2004	December 31, 2003
Assets
Accounts receivable, net of allowance for doubtful accounts of $— and $62	$—	$1,246
Prepaid expenses and other	160	250

Total current assets of discontinued operations held for sale	160	1,496

Property and equipment, net of accumulated depreciation of $156 and $118	170	289
Other assets	—	40

Total non-current assets of discontinued operations held for sale	170	329

Total assets of discontinued operations held for sale	330	1,825

Liabilities
Accounts payable	36	616
Accrued compensation	262	984
Deferred revenue	600	711
Other current liabilities	—	576

Total current liabilities of discontinued operations	898	2,887

Net liabilities of discontinued operations held for sale	$568	$1,062

Summary of Operating Loss from Discontinued Operations:

	For the Year Ended December 31,
	2004	2003	2002
Revenues	$6,684	$9,936	$16,956
Cost of revenues	3,582	6,543	10,507

Gross profit	3,102	3,393	6,449
Research and development costs	—	619	1,887
Selling, general and administrative expenses	5,912	13,682	18,818
Impairment of long-lived assets	—	177	—
Restructuring charge	117	2,531	691

Operating loss	(2,927)	(13,616)	(14,947)
Total other income	—	106	515

Loss from discontinued operations before income tax benefit	(2,927)	(13,510)	(14,432)
Income tax benefit	—	2,509	7,493

Net loss from discontinued operations	$(2,927)	$(11,001)	$(6,939)

Note 11– Lease Commitments

The Company leases various office spaces and certain equipment under noncancellable lease agreements which expire at various dates. Future minimum rental payments under such leases at December 31, 2004 for the Company’s continuing operations are as follows.

Operating Leases
2005	$965
2006	790
2007	193

Total minimum lease payments	1,948
Less: Sublease payments	(280)

Net minimum lease payments	$1,668

Rental expense under these leases for the years ended December 31, 2004, 2003 and 2002, was $175, $ - and $ -, respectively. The net minimum lease payments at December 31, 2004 include lease obligations, net of projected sublease income, that were previously accrued in restructuring liabilities.

Note 12 – Employee Benefit Plans

Long-term Incentive Plan

The Company maintains the 1998 Long-Term Incentive Plan (the “1998 Plan”) and the 2000 Long-Term Incentive Plan (the “2000 Plan”). The 1998 Plan was adopted as a replacement to the Company’s 1995 Long-Term Incentive Plan (the “1995 Plan”). No further awards may be granted under the 1995 Plan, although awards granted prior to the adoption of the 1998 Plan remain outstanding under the 1995 Plan in accordance with their terms. The 2000 Plan is similar to the 1998 Plan, except that (i) awards under the 2000 Plan are to be made primarily to employees who are not officers or directors, (ii) the 2000 Plan does not contain a limit as to the number of shares that may be subject to outstanding awards granted either individually or in the aggregate (whereas the 1998 Plan contains 750,000 per individual annual limit, and aggregate limit of 18% of total outstanding shares), and (iii) incentive stock options (ISOs) cannot be granted under the 2000 Plan. Of the non-qualified options granted to date, a majority are generally exercisable beginning one year from the date of the grant in cumulative yearly amounts of 25% to 33% of the shares under option and all expire ten years from the date of the grant. Under the provisions of the plans, stock-based awards are granted at terms and prices determined by the Compensation Committee of the Board of Directors as defined in each plan, except for grants of 10,000 stock options or less, which are administered by the Chief Executive Officer of the Company.

A summary of option transactions is described in the table below. All options granted in the periods below are non-qualified and were granted with exercise prices no less than the fair market value of the underlying stock on the date of the grant.

	Number of Shares	Weighted Average Exercise Price
Outstanding at December 31, 2001	5,080,454	$0.35
Granted	458,900	$0.42
Exercised	—	—
Cancelled	(1,183,429)	$0.87

Outstanding at December 31, 2002	4,355,925	$0.33
Granted	256,050	$0.27
Exercised	(322,501)	$0.19
Cancelled	(1,781,160)	$0.35

Outstanding at December 31, 2003	2,508,314	$0.32
Granted	1,859,166	$0.17
Exercised	—	—
Cancelled	(967,801)	$0.25

Outstanding at December 31, 2004	3,399,679	$0.26

The following table summarizes information concerning outstanding and exercisable options at December 31, 2004.

Range of Exercise Price	Number of Options Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options Exercisable	Weighted Average Exercise Price
$ 0.13-$0.25	3,234,874	8.06	$0.19	2,139,241	$0.20
$ 0.26-$4.94	163,305	6.52	$1.39	163,305	$1.39
$ 4.95-$17.81	1,500	3.46	$17.81	1,500	$17.81

$ 0.13-$17.81	3,399,679	7.98	$0.26	2,304,046	$0.29

Exercisable options at December 31, 2004, 2003 and 2002 were 2,304,046, 1,993,078 and 1,930,700, and weighted average exercise prices of these options were $0.29, $0.33, and $0.39, respectively.

Employee Stock Purchase Plan

The Company’s Employee Stock Purchase Plan (the “ESPP”) allowed eligible employees to purchase shares of the Company’s Common Stock at a price equal to 85% of the lower of the closing market price on the first or last trading day of the ESPP’s quarter. A total of 950,000 shares of Common Stock have been reserved for issuance under the ESPP. During the years ended December 31, 2004, 2003, and 2002, employees purchased zero, zero, and 30,734 shares of Common Stock for aggregate proceeds to the Company of $ -, $ -, and $2, respectively.

On February 1, 2002, the Company terminated the Employee Stock Purchase Plan (ESPP) as the number of employees in the Company had decreased significantly over the prior two fiscal years, and the administrative costs of the plan were out of line with the remaining number of active participants.

401(k) Plan

The Company sponsors the Cotelligent, Inc. 401(k) Retirement Saving Plan (the “401(k) Plan”) for the benefit of all employees upon date of hire. The 401(k) Plan is funded by employee payroll deductions and a matching program whereby the Company contributes 25% of an employee’s first 4% of salary deferral to the 401(k) Plan. Matching contributions vest over a four-year period. During the years ended December 31, 2003 and 2002, the Company used forfeited matching funds available in the 401(k) trust account to fund current year matching obligations. The Company ceased the matching program on September 30, 2003, when forfeited matching funds were no longer available in the 401(k) trust account in order to streamline operating expenses going forward.

Leveraged Stock Purchase Plan

In 1999, the stockholders approved the Cotelligent, Inc. 1999 Leveraged Stock Purchase Plan (the “LSPP”) which authorized the purchase of shares of Common Stock by eligible employees who are selected by the Compensation Committee of the Board of Directors (the “Committee”) to participate in the LSPP on terms and conditions determined by the Committee.

On March 29, 2005, the Company’s Board of Directors decided to unwind the sale of shares of the Company’s Common Stock that were issued pursuant to a Stock Purchase Agreement entered into in connection with the LSPP, and which shares of Common Stock remained outstanding in 2004, on the basis that the receipt by the Company of a promissory note as the sole consideration for the shares of Common Stock acquired did not constitute the consideration required by Section 152 of the Delaware General Corporation Law for the shares of Common Stock to be validly issued, fully paid and nonassessable shares of Common Stock of the Company. Accordingly, the Company gave retroactive accounting treatment for the return of all Common Stock issued under the LSPP and cancellation of associated notes receivable to December 31, 2001. The net effect of this adjustment on total stockholders’ equity, which included an adjustment to the par value of common stock ($17), additional paid-in-capital ($6,176) and notes receivable from stockholders ($6,193), was zero.

Historically, the Company had treated awards under the Company’s LSPP for accounting purposes as variable awards because the Company could not determine the ultimate purchase price of the shares at the issuance date. For variable awards, the Company estimated total compensation cost for each period from the issuance date to the final measurement date based on the quoted market price of the Company’s stock at the end of each period. No compensation expense has been reported during the periods presented for the LSPP awards. Consequently, these shares were equivalent to stock options for purposes of calculating earnings (loss) per share.

Note 13 – Stockholders’ Equity

Preferred Stock

The Company has authorized 500,000 shares of one class of $0.01 par value Preferred Stock. The Board of Directors has authority, without further vote or action by stockholders, to issue the shares, fix the number of shares and change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (and whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), a redemption price or prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock. No Preferred Stock was outstanding at December 31, 2004 or 2003. The Company has no current plans to issue any shares of Preferred Stock.

Common Stock

The par value of Common Stock, balance at December 31, 2001, in the accompanying consolidated statements of stockholders’ equity was reduced by $17 to reflect retroactive accounting treatment for the return of all Common Stock issued under the LSPP and cancellation of associated notes receivable to December 31, 2001 (notes 12 and 19).

The Company has authorized 100,000,000 shares of one class of $0.01 par value Common Stock. The holders of Common Stock are entitled to one vote for each share on all matters voted upon by stockholders, including the election of the directors. At December 31, 2004 and 2003, there were 24,984,792 and 14,076,613 shares of Common Stock issued, respectively, after giving retroactive treatment for the return of 750,000 shares of Common Stock issued under the LSPP (notes 12 and 19). The Company repurchased 644,600 shares of its Common Stock during the year ended December 31, 2001; accordingly, at December 31, 2004 and 2003, there were 25,629,392 and 14,721,213 shares of common stock outstanding, respectively.

Warrants

During 2004, the Company issued warrants in connection with an acquisition. The following summarizes information concerning outstanding warrants at December 31, 2004.

Range of Exercise Price	Number of Warrants Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Warrants Exercisable	Weighted Average Exercise Price
$ 0.25	5,339,803	1.17	$0.25	5,339,803	$0.25

Additional Paid-In-Capital

The additional paid-in-capital, balance at December 31, 2001, in the accompanying consolidated statements of stockholders’ equity was reduced by $6,176 to reflect retroactive accounting treatment for the return of all Common Stock issued under the LSPP and cancellation of associated notes receivable to December 31, 2001 (notes 12 and 19).

Notes Receivable From Stockholders

Beginning in 1999, the Company reported notes receivable from stockholders that resulted from the sale of shares of Common Stock under the LSPP. The balance of these notes receivable, at December 31, 2001, was reduced by $6,176 to zero to reflect retroactive accounting treatment for the return of all Common Stock issued under the LSPP and cancellation of associated notes receivable (notes 12 and 19).

Anti-takeover Provisions

The Company has a stockholder rights plan in effect (the “Rights Plan”). Under the terms of the Rights Plan, the holders of the Common Stock received one preferred share purchase right (each, a “Right”) as a dividend for each share of Common Stock held as of the close of business on September 24, 1997. Each Right entitles the holder to buy 1/10,000 of a share of Series A Junior Preferred Stock of the Company at an exercise price of $90.00. Further, each Right gives the holder the right to buy Common Stock of the Company having twice the value of the exercise price of the Rights if a person or group acquires beneficial ownership of 20% or more of the Common Stock or commences a tender or exchange offer that would result in such a person or group owning 20% or more of the Common Stock. In addition, the Board of Directors of the Company is empowered to issue up to 500,000 shares of Preferred Stock, and to determine the price, rights, preferences and privileges of such shares, without any further stockholder action. The existence of the Rights Plan and this “blank check” preferred stock may have the effect of delaying, discouraging, inhibiting, preventing or rendering more difficult an attempt to obtain control of the Company by means of a tender offer, merger, proxy contest or otherwise. In addition, this “blank check” preferred stock, or any issuance thereof, may have an adverse effect on the market price of the Common Stock. The Company’s Certificate of Incorporation provides for a “staggered” Board of Directors, which may also have the effect of inhibiting a change of control of the Company and may have an adverse effect on the market price of the Common Stock.

Note 14 – Earnings Per Share

There were no reconciling items between the numerator and denominator used to compute basic and diluted loss per share for the periods presented in the consolidated statements of operations. Potentially dilutive stock options, after applying the treasury stock method, to purchase 40,085, 689,026, and 2,038,631 shares of common stock were outstanding for the years ended December 31, 2004, 2003 and 2002, respectively, but were not included in EPS for those relevant periods because the Company reported a loss from continuing operations resulting in an antidilutive effect.

Note 15 – Commitments and Contingencies

Employment Agreements

The executive officers have entered into employment agreements with the Company which contain provisions for compensation upon termination without cause or changes in control. Pursuant to such employment agreements, each such officer is eligible to earn bonus compensation payable out of a bonus pool determined by the Board of Directors or its Compensation Committee. Bonuses will be determined by measuring, among other objective and subjective measures, such officer’s performance and the Company’s performance against targets.

Legal Matters

The Company is involved in various legal matters in the normal course of business. In the opinion of management, these matters are not anticipated to have a material adverse effect on the consolidated financial position or results of operations or cash flows of the Company.

Note 16 – Segment Information

Prior to March 2, 2004, Cotelligent was organized into one reportable segment, IT services. Effective with the acquisition of OnSite Media, Inc. on March 2, 2004, the Company became organized into the following two reportable segments, to align internal management with current service offerings:

IT services. IT software and consulting services to businesses with complex IT operations in addition to maintenance, support and hosting on software products it has licensed.

Narrowcasting. Creative media development, private venue video programming, installation and integration of Internet protocol (IP) digital technology presenting video content, distribution, scripting and playback via Broadband to private video networks.

Prior to December 31, 2004, the Company committed to a plan to discontinue its IT services segment. Accordingly, these accompanying consolidated financial statements have been prepared on a discontinued operations basis effectively reporting the Narrowcasting segment as continuing operations (see accompanying consolidated statements of operations), and the IT services segment as discontinued operations (see Note 10).

Note 17 – Quarterly Financial Data (Unaudited)

The following is quarterly data for the periods presented on the consolidated statement of operations.

	For the Year Ended December 31, 2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$77	$233	$255	$297
Gross profit	48	124	140	186
Loss from continuing operations	(153)	(314)	(496)	(315)
Loss from discontinued operations	(1,387)	(587)	(543)	(410)
Net loss	(1,540)	(901)	(1,039)	(725)
Earnings per share:
Basic and diluted –
Loss from continuing operations	$(0.01)	$(0.01)	$(0.02)	$(0.01)
Loss from discontinued operations	(0.08)	(0.03)	(0.02)	(0.02)

Net loss	$(0.09)	$(0.04)	$(0.04)	$(0.03)

Weighted average shares:
Basic and diluted	16,952,763	24,111,621	24,111,621	24,192,133

	For the Year Ended December 31, 2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$—	$—	$—	$—
Gross profit	—	—	—	—
Income (loss) from continuing operations	(993)	(475)	40	79
Income (loss) from discontinued operations	(2,661)	(3,729)	(4,614)	3
Net income (loss)	(3,654)	(4,204)	(4,574)	82
Earnings per share:
Basic –
Income (loss) from continuing operations	$(0.08)	$(0.04)	$—	$0.01
Income (loss) from discontinued operations	(0.20)	(0.28)	(0.34)	—

Net income (loss)	$(0.28)	$(0.32)	$(0.34)	$0.01

Diluted –
Income (loss) from continuing operations	$(0.08)	$(0.04)	$—	$0.01
Income (loss) from discontinued operations	(0.20)	(0.28)	(0.33)	—

Net income (loss)	$(0.28)	$(0.32)	$(0.33)	$0.01

Weighted average shares:
Basic	13,109,512	13,318,602	13,432,013	13,432,013

Diluted	13,109,512	13,318,602	14,047,577	13,667,095

Note 18 – Related Party Transactions

Notes Receivable from Officers and Stockholder

The Company had notes receivable due from certain Officers of the Company. At December 31, 2001, the notes included $683 due from the Chief Executive Officer to cover margin calls, $516 due from a former Chief Operating Officer for relocation assistance ($83) and to cover margin calls ($433), and $504 due from another former Chief Operating Officer to cover margin calls. The notes are unsecured except for the $504 in notes due from one former Officer of the Company, which are secured by the principal residence of that individual. The notes, although due on demand, were issued with original due dates in 2000 and 2001. The notes due from the Chief Executive Officer and the $516 of notes due from the former Chief Operating Officer were extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2001, for three years to October 29, 2004. There were also acceleration payment terms on the unsecured notes should the Company’s stock reach certain sustained target values.

In 2000, the Company provided a valuation allowance against all the notes receivable related to the margin calls because the Company’s market price for its Common Stock has remained beneath levels that would result in repayment for an extended period of time. In addition, a valuation allowance was provided against a relocation loan upon extension of the due date of the loan.

During the year ended December 31, 2003, the Chief Operating Officer was terminated from the Company. The Company recorded severance and other terminations benefits of $1,632 which were classified as part of the 2003 restructuring charge, and offset the repayment of notes receivable due the Company against the severance and other termination benefits. Repayment of the entire balance of the notes receivable of $618 included accrued interest of $102, which was recognized as interest income. Accordingly, the Company reduced the valuation allowance of $516 against these notes receivable upon repayment. This reduction in the valuation allowance was classified as selling, general and administrative expenses.

During the year ended December 31, 2003, the Chief Executive Officer repaid a portion of notes receivable due the Company. In prior years the Chief Executive Officer had voluntarily reduced his base compensation from its authorized level. Upon restoration of base compensation to its authorized level in 2003, the Chief Executive Officer used the increase in compensation of $106 to offset against the notes receivable due the Company. In addition, prior to December 31, 2003, the Compensation Committee of the Board of Directors authorized a bonus to the Chief Executive Officer of $599 which was classified as part of selling general and administrative expenses. The amount of bonus remaining, after tax was withheld by the Company, was used to repay $355 of the notes receivable and accrued interest. The Company recognized $70 of the repayment as interest income. Accordingly, the Company reduced the valuation allowance against these notes receivable by $391 upon repayment. This reduction in the valuation allowance was classified as selling, general, and administrative expenses.

During the year ended December 31, 2004, the Compensation Committee provided the Chief Executive Officer a bonus upon the completion of the acquisition of OnSite Media, Inc. The $640 bonus was classified as part of selling, general and administrative expenses. The amount of the bonus remaining after tax was withheld by the Company was used to repay $364 of the notes receivable and accrued interest outstanding from the Chief Executive Officer. The Company recognized $71 of the repayment as interest income. Accordingly, the Company reduced the valuation allowance against these notes receivable by $293 upon repayment. This reduction in the valuation allowance was classified as selling, general and administrative expenses.

In addition, during 2004, the Company’s Board of Directors approved a $404 reduction in the balance of notes receivable due form a former officer of the Company. Upon the reduction in the notes value, the former officer paid the remaining balance of the notes, $100. Accordingly, the Company reduced the valuation allowance against these notes receivable by $100 upon repayment. This reduction in the valuation allowance was classified as selling, general and administrative expenses.

Investment in Alliance Partner

During the past three fiscal periods, the Company engaged White Horse Interactive, to provide design services in connection with the Company’s website and paid White Horse Interactive $ -, $66, and $96 in 2004, 2003, 2002, respectively.

Note 19 – Subsequent Events

Issuance of Common Stock –

On February 1, 2005 and April 11, 2005, the Company entered into a Stock and Warrant Purchase Agreement with certain accredited investors pursuant to which the Company sold an aggregate of 2,550,000 of Common Stock at an offering price of $0.10 per share and warrants to purchase up to an additional 2,550,000 shares of Common Stock. Each warrant is exercisable for the purchase of one share of the Company’s Common Stock at an exercise price of $0.30 per share. The warrants are immediately exercisable and expire three years from their date of issuance. The Company has the right to redeem all or any portion of the warrants at any time at a price of $0.05 per share.

The Company further agreed to file a registration statement with the Securities and Exchange Commission as promptly and reasonably practicable after one year of executing the above named agreement in order to permit the resale of the Common Stock and warrants issued in connection with the agreement.

Return of Common Stock/Cancellation of Note Receivable Issued in Connection with LSPP

On March 29, 2005, the Company’s Board of Directors decided to unwind the sale of shares of the Company’s Common Stock issued pursuant to a Stock Purchase Agreement in connection with the LSPP. Previously, the Company’s Board of Directors had received an opinion of special Delaware counsel which expressed an opinion that the receipt by the Company of the promissory note from Chief Executive Officer, James Lavelle as the sole consideration for the shares of Common Stock acquired did not constitute the consideration required by Section 152 of the Delaware General Corporation Law then in effect for the shares of Common Stock to be validly issued, fully paid and nonassessable shares of Common Stock of the Company. As a result, the promissory note from James Lavelle, in the face amount of $2,671, together with all interest accrued thereunder, has been cancelled and the 750,000 shares of Common Stock purchased under the Stock Purchase Agreement were returned by James Lavelle to the Company. Upon return of the shares to the Company, the shares were cancelled.

The Company’s beginning par value of Common Stock and additional paid-in-capital in the accompanying consolidated statements of stockholders’ equity was adjusted to reflect retroactive accounting treatment for the return of all Common Stock issued under the LSPP and cancellation of associated notes receivable to December 31, 2001, as described in Note 13.

Sale of IT Services Business

On April 1, 2005, the Company and certain of its subsidiaries entered into an Asset Purchase Agreement with FastTrack, LLC, an affiliate of Beverly Hills, California private equity firm Skyview Capital, LLC, for the sale of its IT services business located at Broomall, Pennsylvania. Aggregate consideration for the business includes: cash at closing of $2,800 million and an earn-out of up to $950 if certain future revenue targets are attained over the three years following completion of the sale. The purchaser will be entitled to a post-closing and a refund of up to $700 in the event certain specified business conditions are not satisfied. The transaction is subject to stockholder approval and is expected to close by the end of the second quarter of 2005.

Item 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company’s management, with the participation of the Company’s Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures as of the end of the period covered by this report were designed and were functioning effectively to provide reasonable assurance that the information required to be disclosed by the Company in reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. The Company believes that a system of controls, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the controls are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

Change in Internal Control over Financial Reporting

No change in the Company’s internal control over financial reporting occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 9B. Other Information

None.

PART III

Item 10 – Directors and Executive Officers of the Registrant

The information called for by Item 10 with respect to identification of directors and executive officers of the Company is incorporated herein by reference to the material under the captions “Election of Directors” and “Other Executive Officers of the Company” in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders which will be filed with the Securities and Exchange Commission within 120 days after the end of the Company’s fiscal year (the “Proxy Statement”).

We also make available on our Internet website our Code of Business Conduct and Ethics for our Directors and employees. Such information is also available in print free of charge to our stockholders upon request.

Item 11 – Executive Compensation

The information called for by Item 11 with respect to executive compensation is incorporated herein by reference to the material under the caption “Executive Compensation” in the Proxy Statement.

Item 12 – Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The information called for by Item 12 is incorporated herein by reference to the material under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Equity Compensation” in the Proxy Statement.

Item 13 – Certain Relationships and Related Transactions

The information called for by Item 13 with respect to certain relationships and related transactions is incorporated herein by reference to the material under the caption “Certain Relationships and Related Transactions” in the Proxy Statement.

Item 14 – Principal Accountant Fees and Services

The information called for by Item 14 with respect to principal accounting fees and services is incorporated herein by reference to the material under the caption “Principal Accountant Fees and Services” in the Proxy Statement.

PART IV

Item 15. Exhibits, Financial Statement Schedules, and Reports on Form 8-K

(a) The following documents are filed as a part of the Annual Report on Form 10-K:

2.	Financial Statement Schedules

All financial statement schedules are omitted as the required information is not applicable or as the information required is included in the consolidated financial statements and related notes.

3.	The following is a list of all Exhibits filed as part of this report. Exhibit 11.1 is omitted because the information is included in Note 16 to Consolidated Financial Statements, page 41.

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Incorporation of Cotelligent, Inc. (Exhibit 3.1 of the Company’s Registration Statement on Form S-1 (File No. 33-80267), effective February 9, 1996, is hereby incorporated by reference)

3.2	Certificate of Amendment of Certificate of Incorporation of Cotelligent, Inc. (Exhibit 3.3 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on June 29, 1999, is hereby incorporated by reference)

3.3	Amended and Restated By-Laws of Cotelligent, Inc. (Exhibit 3 of the Company’s Current Report on Form 8-K (File No. 0-27412), filed with the SEC on May 9, 2002, is hereby incorporated by reference)

4.1	Form of certificate evidencing ownership of Common Stock of Cotelligent, Inc. (Exhibit 4.1 of the Company’s Registration Statement on Form S-1 (File No. 33-80267), effective February 9, 1996, is hereby incorporated by reference)

4.2	Rights Agreement dated as of September 24, 1997, between Cotelligent, Inc. and BankBoston, N.A. (Exhibit 4.2 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on April 14, 2004, is hereby incorporated by reference)

4.3	Amendment No. 1 to Rights Agreement, dated June 13, 2002, amending Rights Agreement, dated as of September 24, 1997, between Cotelligent, Inc. and BankBoston, N.A. (Exhibit 4 of the Company’s Current Report on Form 8-K (File No. 0-27412), filed with the SEC on June 13, 2002, is hereby incorporated by reference)

10.1	Amended and Restated Employment Agreement, dated as of January 5, 2000, between Cotelligent, Inc. and James R. Lavelle (Exhibit 10.1 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on July 14, 2000, is hereby incorporated by reference)*

10.2	Employment Agreement, dated as of December 19, 2000, between Cotelligent, Inc. and Curtis J. Parker (Exhibit 10.3 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on March 29, 2002, is hereby incorporated by reference)*

10.3	Long-Range Bonus Incentive Plan, effective as of November 18, 1999, among Cotelligent, Inc., James R. Lavelle and Daniel E. Jackson (Exhibit 10.6 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on July 14, 2000, is hereby incorporated by reference)*

10.4	Cotelligent 1995 Long-Term Incentive Plan (Exhibit 10.9 of the Company’s Registration Statement on Form S-1/A (File No. 33-80267), filed with the SEC on January 24, 1996, is hereby incorporated by reference)*

10.5	Cotelligent 1998 Long-Term Incentive Plan (Exhibit 10.13 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on June 29, 1999, is hereby incorporated by reference)*

10.6	Cotelligent, Inc. 1999 Leveraged Stock Purchase Plan (Exhibit 2 of the Company’s Schedule 13D (File No. 5-47567), filed with the SEC on January 31, 2000, is hereby incorporated by reference)*

10.7	Cotelligent 2000 Long-Term Incentive Plan (Exhibit 10.19 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on April 2, 2001 is hereby incorporated by reference)*

10.8	Series C Convertible Redeemable Preferred Stock Purchase Agreement, dated as of August 19, 2002, by and between The Bluebook International Holding Company, Mark A. Josipovich, Daniel E. Josipovich, Daniel T. Josipovich, Dorothy E. Josipovich and Cotelligent, Inc. (Exhibit A of the Company’s Schedule 13D (File No. 005-61801), filed with the SEC on January 17, 2003, is hereby incorporated by reference)

10.9	Agreement of Compromise and Settlement, dated as of August 29, 2003, among Cotelligent, Inc., on the one hand, and Skiritai Capital LLC, Russell Silvestri, James Glockner and Lyron Bentovim, on the other hand (Exhibit 99.2 of the Company’s Current Report on Form 8-K (File No. 0-27412), filed with the SEC on September 4, 2003, is hereby incorporated by reference)

10.10	Termination of Employment Agreement, dated as of November 25, 2003, by and between Cotelligent, Inc. and Daniel E. Jackson (Exhibit 10.10 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on April 14, 2004, is hereby incorporated by reference)

10.11	Agreement and Plan of Merger, dated November 24, 2003, by and among Recency Media USA, Inc., Cotelligent, Inc., OnSite Media, Inc., and Certain Stockholders of OnSite (Exhibit 2.1 of the Company’s Current Report on Form 8-K (File No. 0-27412), filed with the SEC on December 3, 2003, is hereby incorporated by reference)

10.12	Business Development Agreement, dated as of November 24, 2003, by and between Recency Media USA, Inc. and OnSite Media, Inc. (Exhibit 2.8 of the Company’s Registration Statement on Form S-4 (File No. 333-111550), filed with the SEC on December 24, 2003, is hereby incorporated by reference)

10.13	Special Bonus Letter Agreement, dated December 31, 2003, by and between Cotelligent, Inc. and James R. Lavelle* (Exhibit No. 10.13 of the Company’s Annual Report on Form 10-K (File No. 0-27412), filed with the SEC on April 14, 2004, is hereby incorporated by reference)

10.14	Contract of Sale Security Agreement, dated as of October 8, 2004, between Cotelligent, Inc. and its subsidiaries, and CAPCO Financial Company, a division of Greater Bay Bank N.A., as amended (Exhibit 10.1 of the Company’s Current Report on Form 8-K (File No. 0-27412), filed with the SEC on October 14, 2004, is hereby incorporated by reference)

21.1	Subsidiaries of the registrant **

23.1	Independent Registered Public Accounting Firms’ Consent **

24.1	Power of attorney as reflected on signatures page included herewith **

31.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a) of the Exchange Act**

31.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(a) of the Exchange Act**

32.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002**

32.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002**

(b)	Reports on Form 8-K

Current Report on Form 8-K filed with the SEC on October 14, 2004

Current Report on Form 8-K filed with the SEC on November 10, 2004

Current Report on Form 8-K filed with the SEC on November 16, 2004

*	Management contracts and compensatory plans or arrangements required to be filed as exhibits to this Form 10-K
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California on the 15th day of April, 2005.

COTELLIGENT, INC.

By:	/s/ James R. Lavelle
James R. Lavelle
Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes James R. Lavelle and Curtis J. Parker, and each of them singly, his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Cotelligent, Inc.) to sign and file any and all amendments to this report with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, and he hereby ratifies and confirm as all that said attorneys-in-fact or any of them, or this or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Capacity	Date
/s/ James R. Lavelle	Chairman of the Board of Directors, Director and Chief Executive Officer (Principal Executive Officer)	April 15, 2005
James R. Lavelle

/s/ Curtis J. Parker	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)	April 15, 2005
Curtis J. Parker

/s/ Harlan P. Kleiman	Director	April 15, 2005
Harlan P. Kleiman

/s/ Debra J. Richardson	Director	April 15, 2005
Debra J. Richardson

/s/ Tony C. Vickers	Director	April 15, 2005
Tony C. Vickers

PROXY

COTELLIGENT, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON , , 2005

This Proxy is solicited on behalf of the Board of Directors of Cotelligent, Inc., a Delaware corporation (“Cotelligent”). The undersigned hereby appoints James R. Lavelle and Curtis J. Parker and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote your shares of Cotelligent, Inc. common stock at the Annual Meeting of Stockholders of Cotelligent to be held on , , 2005, at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

(Continued and to be signed on reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

COTELLIGENT, INC.

            ,                          , 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

/Please detach and mail in the envelope provided./

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1, A VOTE FOR PROPOSAL 2 AND A VOTE FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE .

FOR AGAINST ABSTAIN

1. To approve the sale of substantially all of the assets used in the operation of Cotelligent Inc.’s sales force automation software and services solutions business (the “Transaction”) pursuant to an Asset Purchase Agreement, dated as of April 1, 2005, among FastTrack, LLC, Cotelligent, Inc. and certain of Cotelligent, Inc.’s subsidiaries.

2. To adjourn or postpone the special meeting on one or more occasions if a quorum is not present or if sufficient votes in favor of the Transaction are not received by the time scheduled for the special meeting or any adjournment or postponement thereof. ? ? ?

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space at right. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.